Exhibit 99(a)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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In re	:	Chapter 11
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DELPHI CORPORATION, et al.,	:	Case No. 05-44481 (RDD)
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Debtors.	:	(Jointly Administered)
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ORDER UNDER 11 U.S.C. §§ 363, 1113, AND 1114 AND FED. R. BANKR. P.
6004 AND 9019 APPROVING MEMORANDA OF UNDERSTANDING AMONG
USW, DELPHI, AND GENERAL MOTORS CORPORATION INCLUDING
MODIFICATION OF USW COLLECTIVE BARGAINING AGREEMENTS AND RETIREE
WELFARE BENEFITS FOR CERTAIN USW-REPRESENTED RETIREES
(“USW 1113/1114 SETTLEMENT APPROVAL ORDER”)
                    Upon the expedited motion (“USW 1113/1114 Settlement Approval Motion” or the “Motion”), dated August 17, 2007, of Delphi Corporation (“Delphi”) and certain of its subsidiaries and affiliates, debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”), for an order under 11 U.S.C. §§ 363, 1113, and 1114 of the Bankruptcy Code and Fed. R. Bankr. P. 6004 and 9019 approving (i) a memorandum of understanding regarding Delphi’s restructuring entered into among Delphi, General Motors Corporation (“GM”), and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union and its Local Union 87L (together, the “USW”), relating to the Debtor’s operations at Home Avenue, dated August 16, 2007 (with attachments thereto, the “USW Home Avenue Settlement Agreement” or the “USW Home Avenue Memorandum of Understanding”) and a memorandum of understanding regarding Delphi’s restructuring entered into among Delphi, GM, and the USW relating to the Debtor’s operations at Vandalia, dated August 16, 2007 (with attachments thereto, the “USW Vandalia Settlement Agreement” or the “USW Vandalia Memorandum of Understanding” and, collectively with the USW Home Avenue Settlement Agreement, the “USW Settlement Agreements” or the “USW Memoranda of Understanding”), that (a) modify, extend, or terminate provisions of the existing collective bargaining agreements among Delphi and the USW (the “USW CBAs”) and (b) provide that Delphi and GM will undertake certain financial obligations to Delphi’s USW-represented employees and retirees to facilitate these modifications, (ii) withdrawal without prejudice of the Debtors’ Motion For Order Under 11 U.S.C. § 1113(c) Authorizing Rejection Of Collective Bargaining Agreements And Under 11 U.S.C. § 1114(g) Authorizing Modification Of Retiree Welfare Benefits, dated March 31, 2006 (the “1113/1114 Motion”) solely as it pertains to the USW and approving the parties’ settlement of the 1113/1114 Motion solely as it pertains to the USW, and (iii) modification of retiree welfare benefits for certain USW-represented retirees of the Debtors, all as more fully set forth in the USW 1113/1114 Settlement Approval Motion; and the only remaining conditions to the effectiveness of the USW Settlement Agreements pursuant to Section G.1 thereof being ratification of the USW Settlement Agreements by USW membership and this Court’s entry of an approval order satisfactory in form and substance to the USW, GM, and Delphi; and this Court having been advised by counsel to the USW, GM, and Delphi that the form and substance of this order is satisfactory to each of the USW, GM, and Delphi as required by Section G.1 of the USW Settlement Agreement; and this Court having determined that the relief requested in the Motion is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other

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or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor, it is hereby
          ORDERED, ADJUDGED, AND DECREED THAT:
                    1. The Motion is GRANTED.
                    2. The Debtors are hereby authorized to enter into the USW Home Avenue Settlement Agreement, a copy of which is attached hereto as Exhibit 1, and to implement the terms of the USW Home Avenue Settlement Agreement subject to ratification by the membership. The Debtors are hereby authorized to enter into the USW Vandalia Settlement Agreement, a copy of which is attached hereto as Exhibit 2, and to implement the terms of the USW Vandalia Settlement Agreement subject to ratification by the membership.
                    3. Each of the signatories to the USW Settlement Agreements (each such party, a “Signatory,” and collectively, the “Signatories”) is directed to take all actions necessary or appropriate to effectuate the terms of this order and the terms of the USW Settlement Agreements, including, without limitation, any and all actions necessary or appropriate to such Signatory’s implementation of and performance under the USW Settlement Agreements.
                    4. The USW Settlement Agreements are binding on the Debtors, GM, and the USW, respectively, subject to their terms and constitute valid and binding amendments to the USW CBAs with authorized representatives of all individuals who were or are in a bargaining unit represented by the USW, as permitted by section 1113 of the Bankruptcy Code and the USW CBAs as amended, or otherwise, and the USW CBAs, in accordance with the USW Settlement Agreements, are binding on the Debtors and the USW, respectively.

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                    5. The USW Settlement Agreements constitute valid and binding amendments to existing retiree health and welfare benefits, as permitted by section 1114 of the Bankruptcy Code, or otherwise.
                    6. Notice of the USW 1113/1114 Settlement Approval Motion was properly and timely served in accordance with the Amended Eighth Supplemental Order Under 11 U.S.C. §§ 102(1) And 105 And Fed. R. Bankr. P. 2002(m), 9006, 9007, And 9014 Establishing Omnibus Hearing Dates And Certain Notice, Case Management, And Administrative Procedures, entered on October 26, 2006 (Docket No. 5418), the Supplemental Order Under 11 U.S.C. Sections 102(1) And 105 And Fed. R. Bankr. P. 2002(m), 9006, 9007, And 9014 Establishing Omnibus Hearing Dates And Certain Notice, Case Management, And Administrative Procedures, entered on March 17, 2006 (Docket No. 2883), and by service upon (a) the USW, 21 Abbey Avenue, Dayton, Ohio 45417, (b) counsel to the USW, Meyer, Suozzi, English & Klein, P.C., 1350 Broadway, Suite 501, New York, New York 10018, and (c) the active Delphi hourly employees and hourly retirees who are represented by the USW at their individual addresses, pursuant to an informational form of notice, a copy of which was attached to the USW 1113/1114 Settlement Approval Motion as Exhibit 1.
                    7. The Debtors are authorized to withdraw, without prejudice, their 1113/1114 Motion solely as it pertains to the USW. The 1113/1114 Motion is settled solely as it pertains to the USW.
                    8. Subject to Section G.2.e of the USW Home Avenue Settlement Agreement, the USW shall receive an allowed general unsecured prepetition claim in the amount of $3 million against Delphi in complete settlement of all asserted and unasserted USW claims, including without limitation asserted and unasserted claims of current and former Vandalia

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Operations bargaining unit members. The proceeds realized by the USW and/or the voluntary employees’ beneficiary association (“VEBA”) trust, to be established by an entity other than GM, Delphi, or their respective benefit plans, will be contributed directly to the VEBA trust to provide certain retiree welfare benefits to certain eligible employees and retirees, including certain current or future participants in the Delphi Hourly Rate Employee Pension Plan or the GM Hourly Rate Employee Pension Plan, and their dependents. The VEBA shall be administered by an independent committee (the “Committee”) which shall be the sponsor, “named fiduciary” and plan administrator of the VEBA. The Committee shall consist of (i) two members not affiliated with either GM or Delphi and appointed by the USW and (ii) three members who shall not have any affiliation with the Delphi, GM, or the USW and who shall consist of health care, employee benefits, or ERISA experts or asset management experts or similarly qualified persons (“Independent Committee Member”). Prior to the termination of such an Independent Committee Member, the three Independent Committee Members shall recruit and select replacement Independent Committee Members to fill any vacancies among the three of them. Neither Delphi nor GM shall have any responsibility for or involvement with respect to the establishment or administration of the VEBA; provided however that GM and Delphi shall reasonably cooperate with appropriate information requests made by the Committee in order to allow it to administer the VEBA. The USW shall have the power to remove or replace the members it appoints.
                    9. As a condition precedent to the effectiveness of certain obligations of the parties pursuant to Section G.2 of the USW Settlement Agreements and as provided in Section G.3 of the USW Settlement Agreements, any Debtors’ plan of reorganization (the “Delphi

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Reorganization Plan”) that is consistent with the USW Settlement Agreements and any confirmation order entered into with respect to such plan shall include the following provisions:
(a)	On the effective date of the Delphi Reorganization Plan, the USW, all employees and former employees of Delphi represented or formerly represented by the USW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, shall waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated or unliquidated, contingent or non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries, or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees, and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the USW CBAs and the collective bargaining agreements between GM and the USW related to such employees and the USWA-GM-Delphi Memorandum of Understanding — Benefit Plan Treatment dated December 10, 1999 regarding pension and other matters concerning the employment of GM employees with Delphi Automotive Systems related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of the USW Settlement Agreements (including, but not limited to, workers’ compensation benefits against Delphi, its subsidiaries, or affiliates that are otherwise assertable under applicable law) are not waived).

(b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the Delphi Reorganization Plan) for the USW released parties (which shall include the USW and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation, or consummation of any of the Delphi Reorganization Plan, the disclosure statement concerning the plan, the USW Settlement Agreements, or the Agreements on Attachment E thereto, or any contract, employee benefit plan, instrument, release, or other agreement or document created,

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modified, amended, or entered into in connection with either the Delphi Reorganization Plan or any agreement between the USW or Delphi, or any other act taken or omitted to be taken consistent with the USW Settlement Agreements in connection with the Delphi bankruptcy.

(c)	The USW Settlement Agreements and the agreements referenced in Attachment E thereof shall be assumed under 11 U.S.C. § 365.
                    10. Effective upon allowance of the general unsecured prepetition claim set forth in Paragraph 8 above of this order, all claims referenced in the USW Settlement Agreements (other than any claims of GM against any of the Debtors), including those claims listed on Exhibit 3, a copy of which is attached hereto, are hereby deemed waived and withdrawn with prejudice.
                    11. Nothing contained in the USW Settlement Agreements shall constitute an assumption of any agreement described therein, including, without limitation, any USW CBA (except as provided for in Section G.3 of the USW Settlement Agreement) or any commercial agreement between GM and Delphi, nor shall anything therein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The USW Settlement Agreements are without prejudice to any party-in-interest (including the parties to the USW Settlement Agreements and the Debtors’ statutory committees) in all other aspects of Delphi’s chapter 11 cases and each party to the USW Settlement Agreements shall reserve all rights not expressly waived therein. Further, nothing in the Motion, the USW Settlement Agreement, this Court’s approval of such agreement, the performance of any obligation thereunder, or any other document shall prejudice any right or remedy of any Debtor against any other Debtor with respect to the allocation of Delphi’s obligations under the USW Settlement Agreements or claims asserted against, or payments by, Delphi thereunder, all of which rights are expressly preserved.

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                    12. This Court shall retain jurisdiction to hear and determine all matters arising from the implementation and performance of this order and the USW Settlement Agreements, and over each of the Signatories in connection therewith, through the effective date of a plan of reorganization proposed by the Debtors and confirmed by this Court (and thereafter to the extent provided for in such reorganization plan); provided, however, that the Court’s jurisdiction shall not extend to any bilateral agreements of the USW and GM.
                    13. Notwithstanding Rule 6004(g) of the Federal Rules of Bankruptcy Procedure or any other Bankruptcy Rule, (a) this order shall take effect immediately upon its entry, (b) upon entry of this order, the Debtors are authorized to take any and all necessary actions to implement the terms of the USW Settlement Agreements, including executing any amendments to existing collective bargaining agreements consistent in all material respects with the USW Settlement Agreements, and (c) the USW Settlement Agreements shall become effective upon entry of this order and, to the extent required, satisfaction of the conditions set forth in the USW Settlement Agreements.
                    14. The requirement under Rule 9013-1(b) of the Local Bankruptcy Rules for the United States Bankruptcy Court for the Southern District of New York for the service and filing of a separate memorandum of law is deemed satisfied by the Motion.

Dated:	New York, New York August 29, 2007

/s/ Robert D. Drain
UNITED STATES BANKRUPTCY JUDGE

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USW — DELPHI — GM
MEMORANDUM OF UNDERSTANDING — HOME AVENUE
DELPHI RESTRUCTURING
AUGUST 16, 2007
The United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union and USW-Local 87L (together, “USW”), Delphi, and the General Motors Corporation (“the Parties”) have a critical interest in Delphi’s successful emergence from bankruptcy with certain USW-represented operations. The Parties acknowledge that restructuring actions are necessary and commit to take specific actions to protect the needs of the Parties and their constituencies, continuing progress already made toward transforming Delphi’s labor cost structure and ongoing business operations. To enable continued transformation to more competitive wage and benefit levels, to address capacity, divestiture, work rules and staffing level issues, and to better position Delphi to retain existing business and attract new business, the Parties agree as follows on a two-party or three-party basis, as applicable, (the “Agreement”) subject to ratification by the membership.
A. DURATION
1.	This Agreement will continue until 11:59 p.m. on September 14, 2011.

2.	The USW Local 87 and Delphi agree the USW-Delphi Master Agreement dated December 8, 1999 and supplemental agreements attached as Exhibits thereto and all related agreements and understandings (collectively the “Master Agreement”) will be extended and remain in effect until 11:59 p.m. on September 14, 2011. The USW Local 87-Delphi Local Agreement dated January 20, 1997, and the Memorandum of Understanding and Agreement — Joint Job Security Plan dated January 14, 1997 (the “Home Avenue Local Agreements”) will be extended and remain in effect until 11:59 p.m. on September 14, 2011 or until the first day of the month following the month when Delphi operations at the Home Avenue facility cease, whichever is earlier, whereupon the Home Avenue Local Agreements applicable to the Home Avenue plant will terminate. The Parties agree that the Master Agreement and the Home Avenue Local Agreements are modified or eliminated to conform to the provisions of this Agreement.

3.	The agreements comprising the USW — Delphi collective bargaining agreements, national and local, following the date of this Agreement are set forth in the matrix of modified and eliminated provisions in Attachment E hereto.
B. SITE PLAN
Delphi and the USW agree that the businesses at the Home Avenue Operations will be sold. Delphi operations at the Home Avenue site will continue to be performed on a contract manufacturing basis by USW-represented Delphi employees until they cease as provided in Attachment A.

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C. WORKFORCE TRANSITION
Delphi, the USW and GM, as applicable, have agreed to a Special Attrition Program - Transformation for Delphi employees at the Home Avenue operations who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”), except as specified in C.1.a.2) and C.2 below. That agreement is attached as Attachment C and is summarized below.
1.	Retirement Incentives

Retirement options will be provided for eligible Delphi employees in accordance with Attachment C as follows:
a.	An attrition program will be run for Delphi Home Avenue Operations employees as follows. The retirement incentives are subject to the terms of Attachment C, and are generally described below. No transformation options will be afforded to any Delphi employee hired on or after October 8, 2005 or who was a temporary employee on or after that date.
1)	$35,000 for normal or early voluntary retirement retroactive to October 1, 2005.

2)	50 & 10 Mutually Satisfactory Retirement (MSR) including employees hired under the 1996 competitive agreement, who are not participants in the Delphi HRP, and have a benefit code of B3 and therefore will receive no Delphi HRP benefit but can retire for purposes of eligibility for post-retirement health care and employer paid post-retirement life insurance benefits (OPEB).
Provisions 1.a.1) and 1.a.2) will apply to employees who are otherwise eligible to retire by January 1, 2008. Eligible employees may retire beginning October 1, 2007, provided their services are no longer required, but no later than January 1, 2008.
b.	Pre-retirement program covering employees with at least 26 years of credited service, but less than 30 years of credited service as of January 1, 2008 as provided in Attachment C. Employees may commence the pre-retirement program effective October 1, 2007 in accordance with Section C.8, but no later than January 1, 2008.

c.	These retiring employees will be considered to have transitioned to GM for purposes of retirement (“Check the Box”) and will be treated in accordance with the Check the Box provisions of Attachment C.

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2.	Buy Outs
Delphi Home Avenue employees, regardless of participation in the Delphi HRP, who are active, on temporary layoff or on leave status, will be offered lump sum buyouts, less applicable withholdings, to sever all ties with Delphi and GM except vested pension benefits (as such no pension supplements are payable) on a date no later than January 1, 2008. Employees with 10 or more years of seniority or credited service as of January 1, 2008, whichever is greater, are eligible for $140,000; employees with three (3) but less than 10 years seniority or credited service as of January 1, 2008, whichever is greater, are eligible for $70,000; and employees with one (1) but less than three (3) years of seniority or credited service as of January 1, 2008, whichever is greater, are eligible for $40,000 (the “Buyout Payments”), paid in lump sum, less withholdings.
3.	The application period will begin as soon as practical and will end no later than the earlier of 60 days after the application period begins or December 31, 2007.

4.	All participants will be required to sign a release of all claims against Delphi, GM and the USW except workers’ compensation claims.

5.	An employee may only select one of the options described in subparagraphs C.1.a.1), C.1.a.2)., C.1.b and C.2 hereof.

6.	Failure to Select an Option

Employees of the Home Avenue Operations who are eligible to retire under Section C.1.a.1) of this Agreement, and who elect to continue to work after January 1, 2008, will retain their existing base wage rate but will have their benefits modified as described in Attachments D and F. Such employees will receive a $10,000 payment, less withholding, on January 1, 2008 and January 1, 2009 provided they are on the active roll as of the payment dates. Employees who leave voluntarily before a specified payment date will not be eligible for any portion of the next payment. Employees who leave the active roll because their services are no longer required (i.e. are laid off or who retire in lieu of layoff) will receive a pro-rata share of the next payment based on the number of pay periods worked. Receipt of these payments is contingent upon a release of claims consistent with Paragraph C.4 of this Agreement. When their services are no longer required, such employees will retire without any incentive or be laid off without Corporation-paid benefits except for vested pension benefits. All other employees at the Home Avenue Operations, active, on layoff and on leave of absence, with a base hourly wage rate above $16.50 for production or $24.00 for skilled trades, who do not select one of the options described in Section C.1.a.2), C.1.b or C.2 for which they are eligible will, on and after January 1, 2008, receive the base wage rate of $16.50 per hour, plus any COLA added to the base wage rate in accordance with Paragraph E.6 of this Agreement, for production employees and $24.00, plus any COLA added to the base wage rate in accordance with Paragraph E.6 of this Agreement, for skilled trades employees and will have their benefits modified as described in Section E for the duration of their employment. Thereafter, when an employee’s services are no longer required at the Home Avenue Operations, employees will be laid off in line with their seniority without eligibility for Corporate-paid benefits other than vested pension benefits and accrual of credited

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service for eligibility purposes up to the limits set forth in the Delphi HRP for employees on layoff. Employees otherwise covered under the Term Sheet, defined in Section D below (Attachment B), whose wages and/or benefits are modified in accordance with this paragraph and Section E will retain eligibility for OPEB and pension benefits in accordance with Attachment B without regard to such modifications.
7.	The Parties agree that the approximately twenty-five (25) employees at the Delphi Vandalia Operations who meet the retirement or pre-retirement program criteria contained in Sections C.1.a and C.1.b herein may, at the employee’s election, be transferred to Home Avenue Operations. Such employees who accept transfer to the Home Avenue Operations will be eligible to participate in the retirement or pre-retirement options of the Home Avenue Special Attrition Program — Transformation.

8.	The timing of retirement and Buy Out release dates will be determined by Delphi based upon staffing considerations, but no later than January 1, 2008. Delphi is willing to work cooperatively with the USW to seek mutually agreeable operating arrangements that would facilitate the ability to address employees’ desires regarding release dates. When employees’ services are no longer required, individual release dates will be in accordance with the Local Seniority Agreement from an integrated list of eligible employees who have applied for retirement, placement in the pre-retirement program or Buy Out under Paragraphs C.1. and C.2 of this Agreement.

9.	As Home Avenue Operations are discontinued, employees who were participants in the Delphi HRP as of February 19, 1991 and who make written application for transfer to the Vandalia Operations, will be provided an opportunity to transfer to the Vandalia Operations in seniority order, displacing lesser seniority employees if necessary. Upon transfer, employees will retain their existing seniority, but they will become E-I employees at the Vandalia Operations, and Paragraph C.7 of the USW-Delphi-GM Memorandum of Understanding and Special Attrition Program — Vandalia — Delphi Restructuring dated August 16, 2007 will apply.
D. PENSION AND OPEB / BENEFIT GUARANTEE
1.	The Parties have agreed to a Term Sheet — Delphi Pension Freeze and Cessation of OPEB, and GM Consensual Triggering of Benefit Guarantee (the “Term Sheet”) with respect to the freezing of Delphi’s pension plan, the cessation of Other Post Employment Benefits for Delphi employees and retirees and the consensual triggering of the Benefit Guarantee. That agreement is attached as Attachment B, and is incorporated by reference herein.

2.	GM and the USW agree that the period of time on or before which GM’s obligations under sections b., c., d., and e. of the Benefit Guarantee Agreement between GM and the USW, dated December 13, 1999 and signed December 22, 1999 (“Benefit Guarantee”), may be triggered shall be extended to December 31, 2007 (and to March 31, 2008 if Delphi has commenced solicitation of acceptances of its chapter

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11 plan of reorganization prior to December 31, 2007 but the plan has not been confirmed and substantially consummated or such later date as GM shall agree to extend ), provided, however that notwithstanding the foregoing or any other provision of this Agreement, this extension shall be without prejudice to any rights, defenses or claims of any Party with respect to the Benefit Guarantee.
E. NATIONAL AND LOCAL AGREEMENT MODIFICATIONS
1.	Plant Closing and Sale Moratorium

The USW and Delphi agree that Document 53 of the Master Agreement (dated December 8, 1999) and all related agreements and understandings are eliminated.

2.	Sourcing

The USW and Delphi agree that Appendix N of the Master Agreement (dated December 8, 1999) and all related agreements and understandings are eliminated

3.	Job Security

The USW and Delphi agree that Appendix L — Memorandum of Understanding — Job Opportunity Bank (JOBS) Program of the Master Agreement (dated December 8, 1999) and all related agreements and understandings are eliminated. Nothing in this paragraph shall be construed to alter the status of employees who elect to participate in the pre-retirement program under subparagraph C.1.b of this Agreement

4.	Transfer of Pension Assets and Liabilities — (414)(l)

A transfer of pension assets and liabilities will occur as provided in the Term Sheet pursuant to Internal Revenue Code Section (414)(l).

5.	AOL

The USW and Delphi agree that the Corporation-paid subsidy for AOL will be discontinued.

6.	COLA

The USW and Delphi agree that the Cost of Living Allowance (COLA) will be frozen at its existing level as of the Effective Date of this Agreement. This frozen COLA will be folded into employees’ base wages effective October 1, 2007. Thereafter, there will be no COLA.

7.	Independence Week

The USW and Delphi agree that Independence Week Pay and Additional Time Off related to working during Independence Week will be eliminated. Employees who are

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not scheduled to work during the Independence Week period shall have the option to use Vacation Entitlement hours, if available, or be granted an unpaid leave of absence for such period.

8.	Vacation Entitlement

The USW and Delphi agree that beginning with the 2008 eligibility year, Vacation Entitlement will be limited to a maximum of 160 hours. Unused 2007 Vacation Entitlement paid in February 2008 shall be paid at the employee’s rate prior to the wage reduction in Section C.6.

9.	Funding and Existing Accruals for Joint Activities and Health & Safety

The USW and Delphi agree that as of the Effective Date of this Agreement, all funding for Joint Activities, including Health & Safety activities will be eliminated. Any future participation in joint activities after the Effective Date will be a matter of negotiation at the plant level. As of the Effective Date of this Agreement, pursuant to an order of the Bankruptcy Court, existing joint fund accruals in an amount not to exceed $100,000 will, upon presentment of validly paid invoices, be paid to the USW or the Independent Committee to reimburse the USW or the Independent Committee for ordinary costs and expenses incurred in connection with the establishment and administration of the VEBA trust described in Section F.3.

10.	Tuition Assistance & Scholarship for Dependent Children

The USW and Delphi agree that all Tuition Assistance and/or scholarship funding for active and retired employees and dependents, and any programs supported by the use of such funds will be discontinued as of the Effective Date of this Agreement.

11.	Guaranteed Income Stream (GIS)

The USW and Delphi agree that the Guaranteed Income Stream Program (Exhibit E to the 1999 USWA Local 87-Delphi Master Agreement) will be eliminated as of the Effective Date of this Agreement.

12.	Benefits

The USW and Delphi agree that on and after January 1, 2008, benefits for all employees, active, on layoff or on leave of absence, will be as set forth in Attachment D and F.

Delphi intends to maintain the Traditional Care Network health care plan (with the recently negotiated increases to prescription drug co-payments) for those employees choosing the Pre-Retirement option under the Special Attrition Plan at Home Avenue for as long as there are Home Avenue participants in Pre-Retirement status. Delphi will seek to continue to provide alternative plans (e.g., PPO and HMO) to these employees as long as they are cost effective and/or the carriers will administer such

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plans. In the event an alternative plan is no longer available, enrollees will be placed into the Traditional Care Network plan.

13.	Sale of Operation (Document 54)

The USW and Delphi agree that the body of Document 54 of the Master Agreement (dated December 8, 1999) shall be deleted and replaced by the following: “The Corporation agrees that, in the event of a sale of the Home Avenue facility or the Delphi — AHG/Thermal & Interior Vandalia site as an ongoing operation, including the transition of the bargaining unit employees to employment with the buyer, the buyer will be required to recognize USW-Local 87L as the collective bargaining representative of the buyer’s employees subject to the terms and conditions of the collective bargaining agreements then in effect.”

14.	Temporary Employees

The USW and Delphi agree that Delphi will use temporary and/or contract employees as needed to address any operational issues through cessation of operations. Temporary production employees will be paid at the rate of $8.00 per hour; temporary skilled trades employees will be paid at the rate of $17.10 per hour. Employees who have taken a Buy Out in accordance with Section C.1.c. of this Agreement may be rehired in line with their former seniority as temporary employees. Such employees will not be eligible for conversion to permanent status.

15.	Holidays

The USW and Delphi agree to adopt the same specified holidays for the Home Avenue Operations as agreed to by General Motors and the UAW through October 12, 2011 (not including any paid Independence Week days except for the specified Independence Day holiday itself).
F. SETTLEMENT OF ALL EMPLOYEE, RETIREE AND UNION ASSERTED AND UNASSERTED CLAIMS
The Parties agree to the following in partial consideration for the USW entering into this Agreement and in consideration for the releases to be provided pursuant to Section G:
1.	Individual settlements pursuant to Transformation Program terms and conditions.

2.	In resolution of certain claims asserted by the USW, including in connection with the modification of retiree benefit programs, and without any acknowledgment by either GM or Delphi of those claims, GM has agreed to pay the amount of $9 million to the VEBA described below in Section F.3.

3.	The USW shall receive an allowed general unsecured pre-petition claim in the amount of $3 million against Delphi in complete settlement of all asserted and

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unasserted USW claims, including without limitation asserted and unasserted claims of current and former Vandalia Operations bargaining unit members, pursuant to an order of the Bankruptcy Court. The Bankruptcy Court order shall further provide that the proceeds realized from the liquidation of said claim by the USW and/or the VEBA shall be contributed directly to a voluntary employees’ beneficiary association (VEBA) trust to be established by an entity other than GM, Delphi or their respective benefit plans to provide certain retiree welfare benefits to certain eligible employees and retirees, including certain current or future participants in the Delphi Hourly Rate Employee Pension Plan or the GM Hourly Rate Employee Pension Plan, and their dependents. The VEBA shall be administered by an independent committee (the “Committee”) which shall be the sponsor, “named fiduciary” and plan administrator of the VEBA. The Committee shall consist of (i) two members not affiliated with either GM or Delphi and appointed by the USW and (ii) three members who shall not have any affiliation with the Delphi, GM or the USW and who shall consist of health care, employee benefits, or ERISA experts or asset management experts or similarly qualified persons (“Independent Committee Member”). Prior to the termination of such an Independent Committee Member, the three Independent Committee Members shall recruit and select replacement Independent Committee Members to fill any vacancies among the three of them. Neither Delphi nor GM shall have any responsibility for or involvement with respect to the establishment or administration of the VEBA; provided however that GM and Delphi shall reasonably cooperate with appropriate information requests made by the Committee in order to allow it to administer the VEBA. The USW shall have the power to remove or replace the members it appoints.

4.	There shall be no waiver of rights, if any, to vested pension benefits, workers compensation benefits, unemployment compensation benefits, future claims arising out of the modified collective bargaining agreements and pursuance of pending ordinary course grievances of employees remaining in the workforce.

5.	All other consideration and concessions provided by GM and Delphi under the terms of this Agreement and all attachments to this Agreement.
The Parties also acknowledge that (i) the consideration provided by GM pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan of reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) GM would not have made this contribution without obtaining the waivers and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

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G. EFFECTIVE DATES AND BANKRUPTCY PROCEEDINGS
1.	Subject to its terms and conditions, this Agreement is a final, binding and conclusive commitment and agreement that will be effective on the later of entry of an Order by the U.S. Bankruptcy Court approving this Agreement that is satisfactory to the USW, GM and Delphi (the “Approval Order”), or the first Monday following receipt by Delphi of written notice of ratification from the USW (the “Effective Date”). The ratification process will commence as soon as practical following the date of this Agreement. In connection with Delphi’s prosecution of a motion to obtain entry of the Approval Order in the Bankruptcy Court, (a) Delphi shall use its best efforts to file a motion for approval of this Agreement in form and substance reasonably acceptable to the Parties to be heard not later than the first monthly omnibus hearing at which the motion can be considered under the case management orders entered in the Bankruptcy Court, (b) Delphi shall provide, to the extent reasonably practicable, both the USW and GM with copies of, and a reasonable opportunity to comment on, all motions, applications, proposed orders, pleadings and supporting papers prepared by Delphi for filing with the bankruptcy court relating to court approval of this Agreement, and (c) the Parties shall support the approval of this Agreement in the Bankruptcy Court without condition, qualification or exception.

2.	The parties acknowledge that the following provisions of this Agreement will not become effective until all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them and (b) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Agreement and the comprehensive settlement agreement between Delphi and GM:
a. The Benefit Guarantee Term Sheet (Attachment B)
b. Delphi pension freeze (Section D and Attachment B)
c. Cessation of Delphi OPEB (Section D and Attachment B)
d. 414(l) transfer (Section E.4 and Attachment B)
e. Section F.2
f. Section F.3
3.	The Parties agree that the order of the Bankruptcy Court approving this Agreement shall provide that any plan of reorganization consistent with this Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
a.	On the effective date of such plan of reorganization, the USW, all employees and former employees of Delphi represented or formerly represented by the USW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated, unliquidated, contingent, non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi

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Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the USW and between GM and the USW related to such employees and the USWA-GM-Delphi Memorandum of Understanding — Benefit Plan Treatment dated December 10, 1999 regarding pension and other matters concerning the employment of GM employees with Delphi Automotive Systems related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of this Agreement (including, but not limited to, worker’s compensation benefits against Delphi, its subsidiaries or affiliates that are otherwise assertable under applicable law) are not waived).

b.	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the plan of reorganization for the debtor) for the USW released parties (which shall include the USW and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the plan of reorganization, the disclosure statement concerning the plan of reorganization, this Agreement or the Agreements on Attachment E hereto or any contract, employee benefit plan, instrument, release or other agreement or document created, modified, amended or entered into in connection with either the plan of reorganization or any agreement between the USW or Delphi, or any other act taken or omitted to be taken consistent with this Agreement in connection with the Delphi bankruptcy.

c.	This Agreement and the agreements referenced in Attachment E shall be assumed under 11 U.S.C. §365.
4.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the USW and Delphi (except as provided for in Section G.3) or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The Parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any interested party (including the parties to this Agreement and the statutory committees) in all other aspects of Delphi’s Chapter 11 cases and that each Party to this Agreement reserves all rights not expressly waived herein.
5.	Unless this Agreement is consummated following all required approvals, nothing herein shall bind any of the Parties nor shall the Agreement be admissible in any judicial or other proceeding on behalf of or against any Party.

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The parties, by their duly authorized officers and representatives, agree accordingly this 16th day of August, 2007.

United Steelworkers	Delphi Corporation	General Motors Corp.
	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ RONNIE WARDRUP	/s/ DARRELL R. KIDD	/s/ LEON P. CORNELIUS

United Steelworkers of America, Local 87L	/s/ BERNARD J. QUICK

/s/ DENNIS A. BINGHAM	/s/ D. SCOTT MITCHELL

/s/ VIC ALEXANDER	/s/ M. BETH SAX

/s/ DARRELL COLLINS	/s/ STEVEN L. GEBBIA

/s/ JOHNNY L. CARROLL	/s/ THOMAS SMITH

/s/ JULIAN S. PEASANT III	/s/ PATRICK J. MCDONALD

/s/ RICK ASHBURN	/s/ FRED ALEXANDER

/s/ ROGER W. ENGLE	/s/ MARK A. LEWIS

/s/ KENNETH F. ROLLINS

/s/ MARK SIZEMORE

/s/ MIKE RICHARDSON

/s/ WAYNE C. JOHNSON

/s/ GARY ADAMS

/s/ STEVE WILLIS

/s/ EARL D. SHEPARD

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United Steelworkers of America, Local 87L	Delphi Corporation	General Motors Corp.

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     Attachment A (Whole Chart Revised)

Home Ave
Brake Hose
Mounts
Headcount
500
450
400
350
300
250
200
150
100
50
0
367
331
328
303
253
208
153
99
40
284
262
260
250
233
208
153
99
40
83
69
68
53
20
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Date

Brake hose sourced to Newco Oct. 1 – Delphi will operate as a contract mfr. In Home Ave. up to 12 months

Mount sale targeted for late Q1 2008 – Delphi will operate as a contract mfr. In Home Ave. up to 20-24 months

After December 31, 2007 Delphi will operate the site under a contract manufacturing arrangement with the buyer(s) of the business(es)

Staffing projections are estimates. Duration of operations at the site beyond December 31, 2007 will be totally at the discretion of the buyer(s)

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Attachment B — Benefit Guarantee Term Sheet
Attached Separately

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Attachment C — Special Attrition Plan — Transformation
Attached Separately

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Attachment D — Benefits
Effective January 1, 2008, the following changes are applicable to all Home Avenue employees, skilled and production who are not retired (subject to the provisions of Attachment B).
Active Health Care
Medical and Drug coverage will be the same as provided for UAW Supplemental Employees (see Attachment F), including a Health Reimbursement Account valued at $600 per employee per year.
•	Traditional dental coverages will be available after reaching three (3) years of seniority.

•	Vision coverages are available after five (5) years of seniority.
Post-employment Health Care
•	Upon retirement from Delphi, eligible employees will be able to continue any health care coverages then in effect. Continuation of such coverages will be at the retiree’s own expense and will be the full cost of any coverages continued.

•	Delphi will provide a Retiree Health Care Credit Balance (“Balance”) that retirees can use to pay for continued coverages. Delphi will credit each balance with $0.50 for every compensated hour during the employee’s active employment after January 1, 2008. Hours for which credit will generally be granted include any time for which pay is received, including straight-time hours, for such things as:
o     Bereavement Pay;
o     Call-in Pay;
o     Holiday Pay;
o     Jury Duty;
o     Overtime;
o     Short-term Military Duty; and
o     Vacation
•	The Balance will also be credited with interest on an annual basis. The interest rate is that for the 30-year U.S. Treasury Bond. Any interest will be credited based on the accrued Balance at the end of each calendar year and will be recorded no later than May 1 of each year. This Balance continues to accrue until retirement or death at which time all credits and interest will cease to accrue.

•	The Retiree Health Care Credit Balance will be a “notional” account and will not be funded but paid out of the general assets of the Corporation.

•	At retirement or death, as applicable, the retiree or eligible surviving spouse may begin to draw down the balance. Credits may only be used to pay for the cost of health care coverages continued through Delphi or health care coverages purchased on an individual basis or through another group. In other words the credits can be used for premiums or contributions

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towards premiums, but cannot be used to reimburse medical expenses such as deductibles and co-payments.

•	The Balance has no cash value and may not be transferred. Employees who leave Delphi without retiring forfeit any accumulated Balance.

•	Upon the death of the retiree or if an employee dies after an employee becomes eligible to retire voluntarily under the Hourly-Rate Employees Pension Plan, health care coverages that were available may be continued for an eligible surviving spouse and eligible dependents on a self-pay basis. If the retiree/employee was eligible for and had any remaining Balance, the surviving spouse will be allowed to draw from such Balance on the same basis as the retiree until the Balance is exhausted.

•	A surviving spouse age 65 or older who is eligible, but is not enrolled for Medicare Part B coverage is not eligible to draw upon the Balance. Coverages may be continued on a self-paid basis until Medicare Part B coverage is obtained. After enrollment in Part B, the surviving spouse may draw upon the Balance while Medicare Part B enrollment is maintained.
LIFE AND DISABILITY BENEFITS
•	Corporation-paid Life Insurance while active will be based on the reduced base hourly rate.

•	Corporation-paid Life Insurance will cease upon retirement; the employee may continue any employee-paid coverage.
OTHER BENEFIT MODIFICATIONS
•	GIS. will be eliminated

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Attachment E — List of Agreements
Attached Separately

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          Appendix F – Health Care
Delphi Corporation
UAW Supplemental Health Care Plan
Health Care Plan Benefit Summary

		OUT-OF-NETWORK SERVICES
	IN-NETWORK SERVICES	Coverage is reduced if you use out-of-network
	Services must be provided by a TCN physician for	providers without a referral, subject to the out-
	maximum benefits up to 90% of R&C*	of-pocket maximums listed below

ANNUAL
DEDUCTIBLE**
• Individual	$ 300	$1,200
• Family	$ 600	$2,100

COPAYMENTS**
• Plan Pays	90%	65%
• Enrollee Pays	10%	35%

ANNUAL OUT-OF-
POCKET MAXIMUMS**
• Individual	$1,000	None
• Family	$2,000	None

OUTPATIENT SERVICES
• Outpatient Surgery	90%	65% R&C*
• Physical Therapy	90% up to 60 treatments per condition per year by an approved provider.	65% up to 60 treatments per year by an approved provider
• Routine Office Visits	Not Covered	Not Covered
• Diagnostic X-ray and Lab	90%	65% R&C*
• Well-Baby Care	90% for 6 visits in first year	Not covered
• Preschool Immunizations	90% specified types	Not covered
• Pap Smears and Mammograms	90%	65% R&C*
• PSA Screening	90% for test that meets program criteria; otherwise not covered	65% R&C* for test that meets program criteria; otherwise not covered
• Allergy Testing & Injections	Not covered	Not covered

HOSPITAL SERVICES
• Semiprivate Room and Board	90% up to 365 days	65% up to 365 days (non-par provisions apply to non-par facility)
• Miscellaneous Hospital, X- ray	90%	65% R&C*
• Surgery	90%	65% R&C*
• Doctor Visits In-Hospital	90%	65% R&C*
• Maternity Benefits	90%	65% R&C*

EXTENDED CARE
• Skilled Nursing Facility (excludes Custodial Care)	90% up to 730 days (2 days for each unused day of hospitalization)	65% up to 730 days (2 days for each unused day of hospitalization) in approved facility

EMERGENCY
• In-Plan Area/Out-of-area	90%	90% Requires predetermination within 24 hrs of admission
• Ambulance — Ground	90% when medically necessary for transfers that meet program criteria.	90% when medically necessary for transfers that meet program criteria.
• Ambulance- Air/Boat	50% up to 100 miles	50% up to 100 miles

PRESCRIPTION DRUGS	Administered by Medco Health @ 1-800-711-3459
• Participating Pharmacies	You pay $7.50 (generic)/ $15 (brand) per prescription up to 34-day supply	Not applicable
• Non-participating Pharmacies	Not applicable	You pay $7.50 (generic)/ $15 (brand) plus 25% R&C* per prescription (
• Mail-Order Prescription	You pay $7.50 (generic)/ $15 (brand) per prescription up to 90-day supply	Not applicable
• Insulin/Syringes	You pay $15 per prescription	You pay $15 plus 25% R&C* per prescription

Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

OUT-OF-NETWORK SERVICES
	IN-NETWORK SERVICES	Coverage is reduced if you use out-of-network
	Services must be provided by a TCN physician for	providers without a referral, subject to the out-
	maximum benefits up to 90% of R&C*	of-pocket maximums listed below

MENTAL HEALTH	• These services require pre-authorization: Call ValueOptions at 1-877-786-4008
• Outpatient Services	100% visits 1-20. You pay 25% for visits 21-35	50% of panel reimbursement (physicians only)
• Inpatient/Residential*	100% up to 45 days	50% of panel reimbursement (physicians and facility only)

SUBSTANCE ABUSE	These services require pre-authorization: Call ValueOptions at 1-877-786-4008
• Outpatient Services	100% up to 35 visits	Not covered
• Inpatient/Residential (including detoxification)**	100% up to 45 visits **Mental Health and Substance Abuse: inpatient days are combined for a total of 45 days allowed.	Not covered, except for emergency detoxification

HEARING CARE
• Examination/Hearing Aid	90%; Audiometric exam, up to $122 for evaluation test, and one hearing aid every 36 months	Not covered

OTHER
• Medicare Eligibles	Accepted.	Accepted

PAYMENT FOR NONEMERGENCY
• Out-of-Area Services	Call the carrier for details on providers in other areas	If HSM services are received from a non- participating provider (except with a referral from a participating provider), you will be assessed the Out-of-Network Deductible, Copayment and Out-of-Pocket Maximum amounts

*	Reasonable and Customary (R&C) Charges based on charges for services by providers in specific geographic location. The carrier determines what is considered reasonable and customary charges.

**	Annual deductibles, copayments and out-of-pocket maximums are calculated on the basis of R&C. Each covered individual can only contribute a maximum of $300 toward satisfying the Family Deductible. Copayments and out-of-pocket maximums apply only to covered hospital/surgical and medical services. Deductibles, copayments and out-of-pocket maximums do not apply to mental health/substance abuse coverage, Durable Medical Equipment, Prosthetics & Orthotics and Prescription Drugs. Mental health/substance abuse and prescription drugs have separate cost sharing features.

***	Amounts paid for all office visit services do not count towards your deductibles and annual out-of-pocket maximum.
To the extent any of the above information conflicts with the terms and conditions of the Delphi Health Care Program for Hourly Employees (“the Program”), the terms of the Program will apply.

Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, or any plan sponsor of the Delphi Hourly-Rate Employees Pension Plan (“Delphi”), and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union and its Local Union 87L (“USW”) regarding the freeze of the 2003 Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”), Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement life insurance benefits (hereinafter referred to as “OPEB”), and the terms of a consensual triggering and application of the Benefit Guarantee agreement between GM and the USWA, dated December 13, 1999 and signed December 16, 17 and 22, 1999 (“Benefit Guarantee”). For purposes of this Term Sheet, the term “Covered Employee” will have the same meaning as in the Benefit Guarantee and does not include employees who were employed under a competitive hire agreement unless they were at parity for wages and benefits as of May 28, 1999, provided however, that USWA represented employees who were employed as of May 28, 1999 and were initially hired under a competitive hire agreement that provided for them to grow into full parity for all purposes, including but not limited to all benefit participation on the same basis as non-competitive hire employees and the ability to grow into full wage parity, are also Covered Employees, provided further that USW represented employees who retired on or before July 1, 2007 and are receiving Delphi paid post-retirement health care benefits under the terms of the Delphi Health Care Program for Hourly Employees will be considered a Covered Employee for purposes of the OPEB provisions of this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA. This Term Sheet supersedes any and all previous letters, agreements and understandings that are not specifically addressed herein pertaining to the matters set forth in this Term Sheet.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the USW-Delphi-GM Memorandum of Understanding – Home Avenue – Delphi Restructuring and the USW-Delphi-GM Memorandum of Understanding – Vandalia – Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the USW resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the USW; (b) successful ratification by the USW membership of such of the agreements referred to in the preceding clause as are determined by the USW to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.

Pensions

3)	Pursuant to the Plan and this Term Sheet, Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP, except as set forth in paragraph 4.b. of this Term Sheet.

4)	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. In this regard, the parties agree as follows:
a)	Covered Employees, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

b)	Delphi employees who are participants in the Delphi HRP (without regard to whether they are also “Covered Employees”) who are participants in a USW-GM-Delphi Special Attrition Program, if such a program is agreed to and implemented (the “SAP”), and who are not retired or separated from service under the SAP as of the Freeze Date, will receive credited service in the Delphi HRP for all purposes, including but not limited to eligibility, vesting and future benefit accruals, as if there were no freeze, until the earlier of their retirement or separation from service under the terms of the SAP. For the avoidance of doubt, the Delphi HRP is solely responsible for all credited service for accrual, vesting and eligibility purposes for all Delphi participants in the SAP, including but not limited to participants in the pre-retirement program option. Further, all Delphi SAP participants will be eligible for and will receive full Delphi HRP benefits upon their retirement under the terms of the SAP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date. SAP participants are not eligible to receive Delphi contributions or matching contributions under any Delphi defined contribution pension plan.

c)	Covered Employees (other than those referred to in paragraph 4.b. of this Term Sheet) who are eligible to retire as of the Freeze Date will, upon their retirement, receive from the frozen Delphi HRP all benefits provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP.

d)	Covered Employees (other than those referred to in paragraph 4.b. of this Term Sheet) who become eligible to retire after the Freeze Date, when taking into account Delphi credited service, their age at retirement, any GM credited service provided for under paragraph 8. of this Term Sheet, and any other applicable credited service (including credited service as recognized by the Delphi HRP in accordance with paragraph 5 of this Term Sheet), will upon their retirement receive from the Delphi HRP all benefits provided for in the Delphi HRP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date.

e)	For the avoidance of doubt, Covered Employees referred to in paragraphs 4.c. and 4.d. of this Term Sheet, will, upon retirement, receive from the Delphi HRP in addition to any other applicable Delphi HRP benefits the:
i.	full amount of the 30 & out benefit through age 62 and one month, or the 80% date for those born on or before September 14, 1945, including, but not limited to, the full Early Retirement Supplement, in effect as of the date immediately preceding the Effective Date;

ii.	portion of the Interim Supplement (which is applicable in both 85 point and 60 & 10 retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date and age at the time of retirement; and

iii.	portion of the Temporary Benefit (T&PD and mutual retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date, not to exceed 30 years.
f)	For the avoidance of doubt, no Delphi HRP participants, including the Covered Employees referred to in paragraphs 4.a. through 4.d. of this Term Sheet, will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007, except as may be mutually agreed by the USW and Delphi after the term of the extended 1999 USWA-Delphi Master Agreement, i.e. after September 14, 2011. Additionally, no new participants will be allowed to join the frozen Delphi HRP.

g)	Until the Freeze Date, Covered Employees will continue to receive credited service in the Delphi HRP for all purposes, including but not limited to, eligibility, vesting, and future benefit accruals. During this period, such Covered Employees will not be eligible for any other corporation provided defined benefit or defined contribution pension benefits or accruals. At the expiration of this period they will become eligible to participate in all benefit plans at their location on the same basis as other USW employees at such location.

h)	Covered Employees who continue to be employed by Delphi, or any Delphi operation divested after October 8, 2005, after the period of time they are eligible to accrue credited service in the GM HRP under paragraph 8.a. of this Term Sheet will become eligible to receive any applicable Delphi contributions or matching contributions under any Delphi defined contribution pension plan following the expiration of such period.
5)	After the Freeze Date, all Delphi HRP participants (other than those referred to in paragraph 4.b. of this Term Sheet), including, but not limited to, Covered Employees who are employed at a Delphi operation divested after October 8, 2005, who had not retired or separated from service as of the Freeze Date will, subject to the other terms of the Delphi HRP in effect as of the date immediately preceding the Effective Date, be treated in the Delphi HRP as active participants for all purposes, other than future benefit accruals based on additional credited service, for all periods of time on or after the Freeze Date and prior to retirement or separation from service from Delphi, GM, or any Delphi operation divested after October 8, 2005; provided, however, that for any Delphi operation divested after October 8, 2005 and prior to the Effective Date such active participant treatment is subject to paragraph 6 of this Term Sheet.

6)	The Delphi HRP’s ability to treat separated employees who are employed at a Delphi operation divested after October 8, 2005 and prior to the Effective Date, as active participants for all purposes other than future benefit accruals based on additional credited service in accordance with paragraph 5 of this Term Sheet is contingent upon Delphi obtaining all required governmental approvals (which Delphi is seeking). If Delphi does not obtain such governmental approvals, Delphi will provide an alternative to enable such participants to continue to accrue credited service for purposes of vesting and eligibility to retire the same as other similar active Delphi HRP participants. For separated employees employed at a Delphi operation divested after October 8, 2005 and prior to the Effective Date, such alternatives include, but are not limited to, temporarily leasing the employees to a successor employer or amending the frozen Delphi HRP on a retroactive basis (i.e., after the Effective Date) to recognize credited service with a successor employer for purposes of vesting and eligibility (but not benefit accrual).

7)	In furtherance of the Plan, the parties agree that Delphi’s action to freeze the Delphi HRP as set forth in paragraph 3. of this Term Sheet will trigger sections b. and e. of the Benefit Guarantee for Covered Employees as of the Freeze Date.

8)	In accordance with GM’s obligations under section b. of the Benefit Guarantee, GM and the USW agree that as of the Freeze Date the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”) will be amended to provide the following:

a)	Covered Employees, who are Delphi employees as of the Freeze Date or Covered Employees who are employed at a Delphi operation divested after October 8, 2005 and prior to the Freeze Date (other than those referred to in paragraph 4.b. of this Term Sheet), will be eligible to accrue credited service under the GM HRP for all purposes, including but not limited to eligibility, vesting, and future benefit accruals for the seven (7) year period commencing on the Freeze Date. Any such benefits provided by the GM HRP shall be at the level and scope in effect at Delphi on the day immediately preceding the Effective Date and shall be secondary to benefits provided by Delphi, the Delphi HRP, any Delphi operation divested after October 8, 2005 or any benefit plan of such operation, any of their subsidiaries, affiliates or successors or associated pension plans, and/or the PBGC. In no event shall the GM HRP provide pension benefits on such credited service at a level and scope that exceeds that being provided to hourly retirees of GM. The amount of such credited service accrued will equal:
i.	the amount of credited service that, but solely for the Freeze, would have been earned after the Freeze Date under Article III of the Delphi HRP in effect as of the date immediately preceding the Effective Date; and

ii.	to the extent not taken into account in paragraph 8.a.(i) of this Term Sheet, the amount of credited service that, but solely for the Freeze and divestiture, would have been earned while working after the Freeze Date at any Delphi operation divested after October 8, 2005.
Nothing in this Term Sheet shall be deemed to require GM to grant credited service beyond that described in this section 8.a. Employees shall be provided only the amount of credited service earned as described in this section 8.a, and shall not receive credited service otherwise.

b)	In regard to the credited service accrued in the GM HRP under paragraph 8.a. of this Term Sheet, the GM HRP will recognize Delphi HRP credited service accrued prior to the Freeze Date for purposes of vesting and eligibility to retire for any Covered Employee. No other Delphi HRP credited service will be recognized by the GM HRP.

c)	The GM HRP benefit payable to a Covered Employee, who retires as a normal retirement under Article II, section 1. of the Delphi HRP and GM HRP, will be a Basic Benefit based on GM HRP credited service accrued under paragraph 8.a. of this Term Sheet and the rates in effect under the Delphi HRP as of the Effective Date.

d)	The GM HRP benefit payable to a Covered Employee, who retires under Article II, section 2(a)(3) of the Delphi HRP and GM HRP with 30 or more years of credited service prior to age 62 and one month, will be a Basic Benefit payable beginning at age 62 and one month based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet and the rates in effect under the Delphi HRP as of the Effective Date.

e)	The GM HRP benefit payable to a Covered Employee, who retires under the Delphi HRP and GM HRP prior to age 65 with 85 Points or age at least 60 with 10 or more years of credited service, under Article II, section 2(a)(1) or 2(a)(2) of the Delphi HRP and GM HRP or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the GM HRP, or for the Home Avenue plant only (including, but not limited to, those Covered Employees at the Home Avenue plant who transfer in accordance with their seniority to the Vandalia plant in conjunction with cessation of operations at the Home Avenue plant), as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP, will consist of the following:
i.	the Basic Benefit based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of retirement, and the rates in effect under the Delphi HRP as of the Effective Date. Such benefits from the GM HRP are payable beginning upon the date of retirement and will be redetermined, if applicable at age 62 and one month, under the terms of the Delphi HRP in effect as of the date immediately preceding the Effective Date; and

ii.	if applicable, an interim supplement based on the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date for the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet and age at time of retirement. The duration of such interim supplement is modified as set forth in the letter in the Delphi HRP entitled Social Security.

iii.	if applicable, a temporary benefit based on the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date for the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. Provided, however, that such number of years of credited service when added to the number of years of credited service in the Delphi HRP will not exceed 30. The duration of such temporary benefit is modified as set forth in the letter in the Delphi HRP entitled Social Security.
f)	Any Covered Employee who, after considering: i) the credited service accrued in the GM HRP under paragraph 8.a. of this Term Sheet; ii) the Delphi HRP credited service recognized in the GM HRP for eligibility to retire under paragraph 8.b. of this Term Sheet; and iii) age at retirement or separation from service from Delphi, or any Delphi operation divested after October 8, 2005, is not eligible for retirement under the GM HRP as described in paragraph 8.c., 8.d., or 8.e. of this Term Sheet, will receive only a deferred vested benefit from the GM HRP based on the years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. The Basic Benefit will be based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of benefit commencement, and the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date. Additionally, if Delphi does not obtain all required government approvals referenced in paragraph 6 of this Term Sheet and does not otherwise treat a participant as an active participant as described in paragraph 6 of this Term Sheet, such participant will receive only a deferred vested benefit from the GM HRP based on the years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. The Basic Benefit will be based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of benefit commencement, and the rates in effect under the Delphi HRP as of the date immediately preceding Effective Date. Neither GM, or the GM HRP, will have any obligation to supplement the deferred vested amounts set forth above.

g)	Provided that Delphi complies with its obligations set forth in sections 3, 4, and 5 of this Term Sheet, GM’s adherence to the provisions of sections 8.a through 8.f of this Term Sheet shall constitute full compliance with its obligations under section b. of the Benefit Guarantee.

h)	For the avoidance of doubt, for the purposes of paragraph 8 of this Term Sheet for Covered Employees who have not retired or separated from service from Delphi, GM, or any Delphi operation divested after October 8, 2005, the GM HRP will continue to recognize the growth in age of such Covered Employees during the period they are considered an active participant in the Delphi HRP pursuant to paragraph 5 of this Term Sheet. For purposes of such recognition of growth in age in the GM HRP, such Covered Employees will not be considered by the GM HRP to have separated from service from GM on a “time for time” basis during the period they are considered an active participant in the Delphi HRP pursuant to paragraph 5 of this Term Sheet.
9)	Unless GM and the USW otherwise agree in future bargaining the benefit rate applicable to any service accrued in the GM HRP under paragraph 8.a. of this Term Sheet will be the rate in effect in the Delphi HRP on the Effective Date. Unless Delphi and the USW otherwise agree in future bargaining after the term of the extended 1999 USWA-Delphi Master Agreement, i.e., after September 14, 2011, the benefit rate applicable to service accrued in the Delphi HRP will be the rate in effect under the Delphi HRP on the date immediately preceding the Effective Date.

10)	In regard to the triggering of section e. of the Benefit Guarantee as of the Freeze Date, no benefits will be paid pursuant to section e. of the Benefit Guarantee unless Delphi or the Delphi HRP fail to pay pension benefits to Covered Employees as set forth in this Term Sheet. Any benefits provided pursuant to section e. of the Benefit Guarantee will when combined with any pension benefits received (x) from a pension plan sponsored by Delphi, any of its subsidiaries or affiliates or any of their successor company(ies), (y) from the PBGC, and/or (z) from a pension plan sponsored by GM, result in the retired Covered Employees receiving pension benefits equal to those called for in the USW-Delphi agreement applicable as of the date immediately preceding the Freeze Date.

11)	In the event that anytime after the Freeze Date, the Delphi HRP is terminated or Delphi further amends the Delphi HRP in a manner that diminishes the benefits from the Delphi HRP to a level below those required by this Term Sheet, sections b. and e. of the Benefit Guarantee will continue in full force and effect with respect to such subsequent termination and/or amendment, regardless of whether such subsequent termination and/or amendment occurs before or after October 18, 2007.

12)	For purposes of determining Base Hourly Rate in the Delphi HRP and the GM HRP for all Covered Employees who are SAP participants, the highest straight time hourly rate plus any cost-of-living allowance in effect during the last 13 consecutive pay periods the Covered Employee actually worked will be utilized. For all other Covered Employees, Base Hourly Rate for purposes of then Delphi HRP and GM HRP will be the higher of Base Hourly Rate calculated (a) on the day preceding the date they transition to employment under new terms and conditions of a USW-Delphi agreement or (b) on the date of retirement. The Delphi HRP and GM HRP benefit class code applied to a Covered Employee who becomes covered by new terms of an USW-Delphi agreement will be no lower than the benefit class code in effect for such employee on the date immediately preceding their becoming covered by such agreement.

13)	The parties agree that, except as otherwise mutually agreed by the USW and Delphi after the term of the extended 1999 USWA-Delphi Master Agreement, i.e. after September 14, 2011, Delphi will not amend the frozen Delphi HRP or successor plan to allow for lump sum distributions, to provide a more lucrative benefit formula, or to provide for an expansion of credited service provisions or benefits. Additionally, at no time shall Delphi take such actions at levels exceeding those provided for in the GM HRP as the GM HRP may be amended from time to time, unless all GM and GM HRP obligations under sections b. and e. of the Benefit Guarantee are extinguished.

OPEB

14)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its USW represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.

15)	In furtherance of the Plan and this Term Sheet, the parties agree that Delphi’s action to cease providing or offering OPEB on the basis referred to in paragraph 14 of this Term Sheet will trigger sections c. and d. of the Benefit Guarantee as of the Cessation Date as set forth herein. The parties further agree that the scope or manner in which GM satisfies its obligations under sections c. and d. of the Benefit Guarantee and this Term Sheet will not result in OPEB liability to Delphi. The parties further agree that GM will not satisfy its obligations under the Benefit Guarantee and this Term Sheet by reimbursing employees for COBRA continuation premiums.

16)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.

17)	In full satisfaction of the GM’s obligations under sections c. and d. of the Benefit Guarantee, GM agrees to provide post-retirement medical and employer paid post-retirement life insurance to eligible Covered Employees as described herein. The parties further agree that the Special Benefit described in Article 5 of the USW-Delphi health care agreement is a post-retirement medical benefit as defined in paragraph c.2 of the Benefit Guarantee, and is therefore covered by the Benefit Guarantee and the obligations set forth in the preceding sentence. The parties further agree as follows:
A.	This triggering of sections c. and d. of the Benefit Guarantee shall apply only to Covered Employees :
i.	who as of the Effective Date are retired from Delphi with eligibility for OPEB under the terms of the 1999 Delphi-USWA Master Agreements;

ii.	who as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out ) , or for the Home Avenue plant only

(including, but not limited to, those Covered Employees at the Home Avenue plant who transfer in accordance with their seniority to the Vandalia plant in conjunction with cessation of operations at the Home Avenue plant), as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP, with OPEB under the terms of the 1999 USWA-Delphi Master Agreement in effect on the date immediately preceding the Effective Date; or

iii.	who when considering all Delphi HRP credited service accrued prior to the Freeze Date and GM HRP credited service obtained pursuant to paragraph 8.a. of this Term Sheet, become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) , or for the Home Avenue plant only (including, but not limited to, those Covered Employees at the Home Avenue plant who transfer in accordance with their seniority to the Vandalia plant in conjunction with cessation of operations at the Home Avenue plant), as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the GM HRP, within 7 years of the Effective Date; or

iv.	who when considering all Delphi HRP credited service accrued prior to the Freeze Date and GM HRP credited service obtained pursuant to paragraph 8.a. of this Term Sheet have ten (10) years of credited service within 7 years of the Effective Date and have attained age 55 within 7 years of the Effective Date.
B.	The parties agree that there is no triggering of sections c. and d. of the Benefit Guarantee for any Covered Employees other than those specifically identified in sub-paragraph A. of this paragraph of the Term Sheet.

C.	All post-retirement medical benefits provided with respect to Covered Employees by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees (provided however that the Covered Employees referenced in paragraph 17.A.(iv) of this Term Sheet, upon their retirement or separation from service from Delphi, GM, and any Delphi operation divested after October 8, 2005, will be treated for OPEB purposes as if they are eligible to retire). As such GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151),, on the same basis as such benefits are provided to GM-IUE hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

D.	All employer-paid post-retirement Basic Life Insurance benefits provided with respect to Covered Employees by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees (provided however that the Covered Employees referenced in paragraph 17.A.(iv) of this Term Sheet, upon their retirement or separation from service from Delphi, GM, and any Delphi operation divested after October 8, 2005, will be treated for OPEB purposes as if they are eligible to retire) and will be at the level provided for Delphi USW retirees on the date immediately preceding the Effective Date, provided however that in no event shall GM be required to provide benefits to Covered Employees at a level and scope that exceeds that being provided for USW-represented hourly retirees of GM.

E.	The parties also agree that, if any Covered Employee other than those specifically identified in sub-paragraph A of this paragraph of the Term Sheet does not return to GM for purposes of retirement under and subject to the terms of the SAP, he or she will be deemed ineligible for OPEB from GM or Delphi. Provided however, that if a Covered Employee meets all of the following conditions: (a) is on an approved Extended Disability Leave of Absence from Delphi as of the Effective Date; (b) cannot become eligible to retire with GM post-retirement medical and employer paid post-retirement life insurance pursuant to paragraph 17. A. of this Term Sheet; (c) has applied for a Total and Permanent Disability retirement under Article II, Section 3 of the Delphi HRP within 7 years of the Effective Date and if approved retires; (d) meets the requirements to retire with GM provided post-retirement medical and employer paid post-retirement life insurance under the provisions of paragraph 17 of this Term Sheet without regard to the reference to “within 7 years of the Effective Date” contained in paragraph 17.A. iii. of this Term Sheet; and (e) has unbroken seniority with Delphi when they retire; such Covered Employee will be treated as a flowback to GM “check the box” only for purposes of post-retirement medical and employer paid post-retirement life insurance. This provision addressing Covered Employees on Extended Disability Leave from Delphi will not apply to any other leave of absence, paid or unpaid, and does not impact any pension provision in this Term Sheet

General Provisions

18)	It is the intent of the parties that, except as specifically required by this Term Sheet, no employee covered by this Term Sheet can simultaneously receive, earn or accrue credited service, pension contributions, OPEB contributions or eligibility in more than one pension or OPEB plan sponsored or funded by GM, Delphi, a successor company and/or any Delphi operation divested after October 8, 2005, i.e. no “double dip”. As a result, the parties agree as follows:
a)	During the period of time a Covered Employee is eligible to accrue credited service in the GM HRP under paragraph 8.a. of this Term Sheet, such Covered Employee will not be eligible to receive Delphi contributions or matching contributions under any Delphi defined contribution pension plan, or receive accruals in or contributions to any other defined benefit or defined contribution pension plan that is established or maintained by Delphi, a successor company or any Delphi operation divested after October 8, 2005;

b)	Neither Delphi, a successor company, nor any Delphi operation divested after October 8, 2005 will provide any payments, contributions or accruals relating to OPEB to any Covered Employee who can attain eligibility to receive OPEB from GM pursuant to paragraph 17 of this Term Sheet; and

c)	Neither Delphi, a successor company, nor any Delphi operation divested after October 8, 2005 will provide any payments, contributions or accruals relating to OPEB to any Covered Employee or other employee who attains eligibility for GM provided or GM funded OPEB through any means.
19)	Delphi, GM, and the USW agree to make all collective bargaining agreement, pension, and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

20)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the USW, all employees and former employees of Delphi represented or formerly represented by the USW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB and the triggering of the Benefit Guarantee; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM HRP, the GM Health Care Program for Hourly Employees, the GM Life and Disability Benefits Program for Hourly Employees, Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the USW. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

21)	Delphi and GM will cause a transfer of pension assets and liabilities from the Delphi HRP to the GM HRP. This transfer is part of the overall Delphi restructuring and is designed to improve the funding level of the Delphi HRP. The transfer will have no effect on accrued pension benefits for employees who either remain in the Delphi HRP or are transferred to the GM HRP. Such transfer will be in an amount agreed to between GM and Delphi and will be conducted in accordance with Section 414(l) of the Internal Revenue Code of 1986, as amended, and Section 208 of the Employee Retirement Income Security Act of 1974, as amended.
a)	Any such transfer will be subject to the Internal Revenue Service (“IRS”) ruling issued to Delphi and GM on May 29, 2007 related to the transfer, as may be amended from time to time.

b)	The participants and their corresponding assets and liabilities to be included in the transfer will proceed in the following order to the extent necessary to achieve the amount of the transfer agreed upon by GM and Delphi.
i)	All UAW-represented employees who, before the date of the transfer (“the Transfer Date”), have flowed back to GM from Delphi (retired and active) or IUE-CWA represented employees who return to GM under a flowback or preferential hiring agreement.

ii)	Participants on a proportionate basis by union in any pre-retirement program (“PRP”) option offered and selected as part of the UAW-GM-Delphi Special

Attrition Program, the IUE-CWA-GM-Delphi Special Attrition Program, any such Delphi PRP option included in any special attrition program negotiated with the USW, and any other PRP option in a special attrition program implemented prior to the Transfer Date. Within a given union, retired participants will be selected prior to active participants.

iii)	Participants on a proportionate basis by union in the MSR option offered by Delphi to Delphi employees (the “Delphi MSR”) in the UAW-GM-Delphi Special Attrition Program, the IUE-CWA-GM-Delphi Special Attrition Program, any such Delphi MSR option included in any special attrition program negotiated with the USW, and any other MSR option in a special attrition program implemented prior to the Transfer Date.

iv)	The selection of retired or active PRP participants will be based on the highest seniority with Delphi as of the participant’s retirement date for retired PRP participants, or the Transfer Date for active PRP participants. The selection of Delphi MSR participants will be based on the highest seniority with Delphi as of the participant’s retirement date.
c)	Except as otherwise agreed in future bargaining, the benefit payable by the GM HRP relating to the liability transferred to the GM HRP for a participant whose assets and liabilities were transferred will be based on the Delphi HRP rate in effect as of the Transfer Date. To the extent assets and liabilities associated with active flowbacks and PRP participants are included in the transfer, GM will assume the responsibility for recognizing all past and future benefit service for this population under the GM HRP, including but not limited to the payment of any early retirement supplement.

d)	After the transfer, the Delphi HRP will not retain any obligations for or relating to the pension liabilities transferred.
22)	Nothing in this Term Sheet shall be deemed to prevent the USW and Delphi, after the term of the extended 1999 USWA-Delphi Master Agreement, i.e., after September 14, 2011, from negotiating future changes in pension or other benefits payable to any Covered Employee.

23)	The parties have developed a series of examples (the “Examples”), attached hereto as Appendix 1, to show the operation of the provisions of this Term Sheet. The Examples are incorporated herein and made part of this Term Sheet. For the Examples which include individuals whose assets and liabilities are transferred in the 414(l) transfer, the pension benefit amount to be paid from the Delphi HRP will be payable from the GM HRP.

24)	In the event a situation involving the pension benefits of a Covered Employee arises that is not addressed by the terms of this Term Sheet or the examples that are a part of this Term Sheet, the intent of the parties is as follows. The pension benefits provided under paragraph 8 of this Term Sheet when combined with pension benefits payable by Delphi plans and the PBGC will in the aggregate equal the benefits that would have been provided under the terms of the Delphi HRP in effect on the date immediately preceding the Effective Date, assuming the Delphi HRP was not frozen until expiration of a period of 7 years from the Freeze Date. In applying this paragraph all conditions set forth in this Term Sheet continue to apply. Neither GM nor the GM HRP will recognize Mutual Retirements from the Delphi HRP or any extra grants of age or credited service, or other acceleration of retirement eligibility by Delphi or the Delphi HRP, unless specifically agreed to in writing by GM in its sole discretion. Nothing in this paragraph shall expand any obligation under paragraph 8 of this Term Sheet or require GM or the GM HRP to provide more years of credited service to a Covered Employee than are provided for under paragraph 8.a. i and ii of this Term Sheet.
The parties, by their duly authorized officers and representatives, agree accordingly this 16th day of August, 2007.

United Steelworkers	Delphi Corporation	General Motors Corp

	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ RONNIE WARDRUP	/s/ DARRELL R. KIDD	/s/ LEON P. CORNELIUS

United Steelworkers of America, Local 87L	/s/ BERNARD J. QUICK

/s/ DENNIS A. BINGHAM	/s/ D. SCOTT MITCHELL

/s/ VIC ALEXANDER	/s/ M. BETH SAX

/s/ DARRELL COLLINS	/s/ STEVEN L. GEBBIA

/s/ JOHNNY L. CARROLL	/s/ THOMAS SMITH

/s/ JULIAN S. PEASANT III	/s/ PATRICK J. MCDONALD

/s/ RICK ASHBURN	/s/ FRED ALEXANDER

/s/ ROGER W. ENGLE	/s/ MARK A. LEWIS

/s/ KENNETH F. ROLLINS

/s/ MARK SIZEMORE

/s/ MIKE RICHARDSON

United Steelworkers of America, Local 87L	Delphi Corporation	General Motors Corp

/s/ WAYNE C. JOHNSON

/s/ GARY ADAMS

/s/ STEVE WILLIS

/s/ EARL D. SHEPARD

Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
Basic Life Insurance Examples – August 10, 2007
Example #1- “30 and Out” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 33.5 years of credited service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)

▪	Upon attainment of age 65 in 2021, the $61,000 amount begins to reduce by 2% per month over approximately 25 months until reaching the Ultimate Amount

▪	Ultimate Amount equals $30,653 (33.5 years of credited service x 1.5% = 50.25%; Eligible for 50.25% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #2- “30 and Out” Retirement within 7 years of the Effective Date But The Employee Continues to Work For Longer than 7 years
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 8.5 years
30&Out Retirement
Retirement effective 1/1/2016 with 35 years of service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
•	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)

•	Upon attainment of age 65 in 2023, the $61,000 amount begins to reduce by 2% per month over approximately 25 months until reaching the Ultimate Amount

•	Ultimate Amount equals $30,653 (33.5 years of credited service x 1.5% = 50.25%; Eligible for 50.25% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #3- “85 Point” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)

▪	Upon attainment of age 65 in 2017, the $61,000 amount begins to reduce by 2% per month over approximately 30 months until reaching the Ultimate Amount

▪	Ultimate Amount equals $24,705 (27 years of credited service x 1.5% = 40.50%; Eligible for 40.50% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #4- “60 and 10” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 17 years
Employee continues to work at Delphi for another 2 years
60 & 10 Retirement
Retirement effective 7/1/2010 with 19 years of credited service
Age 60 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)

▪	Upon attainment of age 65 in 2015, the $61,000 amount begins to reduce by 2% per month over approximately 36 months until reaching the Ultimate Amount

▪	Ultimate Amount equals $17,385 (19 years of credited service x 1.5% = 28.50%; Eligible for 28.50% of the $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #5- 30 Years of Service
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Age 58 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze
Date
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 22 years of credited service. As such, this employee is not eligible for Basic Life coverage from GM in retirement.

Example #6- “30 and Out” Retirement within 7 years of the Effective Date and
Employee’s Wage Reduced Prior to the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 1/1/2008
Employee’s Credited Service as of 12/31/2007 = 26.5 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 1/1/2015 with 33.5 years of credited service
Age 58 at retirement
Employee’s Wage as of 9/30/2007 is $26.85/hr
Employee’s Wage reduced to $10.00/hr on 10/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)

▪	Upon attainment of age 65 in 2022, the $61,000 amount begins to reduce by 2% per month over approximately 25 months until reaching the Ultimate Amount

▪	Ultimate Amount equals $30,653 (33.5 years of credited service x 1.5% = 50.25%; Eligible for 50.25% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
Pension Examples – August 8, 2007
In no event shall any employee be credited with more than one year of credited service in any calendar year between the Delphi Hourly-Rate Employees Pension Plan and any credited service provided under the Benefit Guarantee.
Example #1- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date, Retires With More Than 30 Years of Credited Service and Becomes Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 33.5 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .752 (due to age reduction)	=	$1,024.30
Early Retirement Supplement:		$1,995.70

		$3,020.00

GM Share:		$0

Total to Retiree:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5	=	$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7	=	$359.80

Total to Retiree:		$1,721.90

Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #2- Employee Has At Least 30 Years of Credited Service as of Delphi Plan Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 30 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 37 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 30 = $1,542 x .752 (due to age reduction)	=	$1,159.58
Early Retirement Supplement:		$1,860.42

		$3,020.00

GM Share:		$0

Total to Retiree:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 30	=	$1,542.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7	=	$359.80

Total to Retiree:		$1,901.80
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was already retirement eligible as of the Effective Date.

Example #3A- Employee Has 15 Years of Credited Service as of Delphi Plan Freeze Date & Retires with 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Single – Age 58 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 = $771 x .752 (due to age reduction)	=	$579.79
Early Retirement Supplement:		$2,440.21

		$3,020.00

GM Share:		$0

Total:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15	=	$771.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 7 x .79 (due to age reduction)	=	$284.24

(Note: A deferred vested age reduction factor is applied to the benefit, since the employee is age 58 at the time of retirement but only had 22 years of credited service as of the 7 year anniversary of the Freeze Date. Employee is not considered retirement eligible by GM. The age reduction factor that is applied is based on commencing the deferred vested pension benefit at age 62 and one month versus age 65).

Total:		$1,055.24
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 22 years of credited service.

Example #3B- Employee Has 15 Years of Credited Service as of Delphi Plan Freeze Date & Retires with 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Single – Age 60 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 = $771 x .867 (due to age reduction)	=	$668.46
Early Retirement Supplement:		$2,351.54

		$3,020.00

GM Share:		$0

Total:		$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15	=	$771.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 x .867 (due to age reduction)	=	$311.95

(Note: Since the employee was age 60 at the time of retirement and had 22 years of credited service as of the 7 year anniversary of the Freeze Date, GM recognizes this is a 60 & 10 retirement for pension purposes. Since the employee does not have 85 points, an age reduction factor is applied to the GM portion of the Basic Benefit).

Total:		$1,082.95
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 52 with 22 years of credited service.

Example #3C- Employee Has 20 Years of Credited Service as of Delphi Plan Freeze Date & Retires with at least 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 35 years of service
Single – Age 58 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 = $1,028 x .752 (due to age reduction)	=	$773.06
Early Retirement Supplement:		$2,246.94

		$3,020.00

GM Share:		$0

Total:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20	=	$1,028.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7	=	$359.80

(Note: No age reduction factor is applied to the benefit since the employee is age 58 at the time of retirement and had 27 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total:		$1,387.80
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 27 years of credited service.

Example #3D- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date, Retires With At Least 30 Years of Service and Becomes Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 22.5 years
Employee continues to work at Delphi for another 9 years
30&Out Retirement
Retirement effective 7/1/2016 with 31.5 years of service
Single – Age 58 at retirement
Employee had a total of 29.5 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 22.5 = $1,156.50 x .752 (due to age reduction)	=	$869.69
Early Retirement Supplement:		$2,150.31

		$3,020.00

GM Share:		$0

Total:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 22.5	=	$1,156.50
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7	=	$359.80

(Note: No age reduction factor is applied to the benefit, since the employee is age 58 at the time of retirement and had 29.5 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total:		$1,516.30
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 56 with 29.5 years of credited service. Employee attained 85 Points.

Example #4- Employee Retires Under an 85 Point Retirement
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 = $1,233.60 x .752 (due to age reduction)	=	$927.67
Interim Supplement: $36.60 x 24 =		$878.40

		$1,806.07

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 = $154.20 x .752 (due to age reduction)	=	$115.96
Interim Supplement: $36.60 x 3 =		$109.80

		$225.76

Total to Retiree:		$2,031.83

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24	=	$1,233.60

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3	=	$154.20

Total to Retiree:		$1,387.80
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #5- Any Delphi SAP Participant
GM is not responsible for any portion of the pension benefit. 100% paid by Delphi.
Note: This example retiree would be eligible for OPEB in retirement from GM.

Example #6- Employee Retires Under a 60 & 10 Retirement
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 18.5 years
Employee continues to work at Delphi another 6 months
60 & 10 Retirement
Retirement effective 1/1/2008 with 19 years of credited service
Single – Age 60 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 18.5 = $950.90 x .867 (due to age reduction)	=	$824.43
Interim Supplement: $47.30 x 18.5	=	$875.05

		$1,699.48

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 0.5 = $25.70 x .867 (due to age reduction)	=	$22.28
Interim Supplement: $47.30 x 0.5	=	$23.65

		$45.93

Total to Retiree:		$1,745.41
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 18.5 x .867 (due to age reduction)	=	$824.43

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 0.5 x .867 (due to age reduction)	=	$22.28

Total to Retiree:		$846.71
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #7- Employee Has 15 Years of Credited Service as of the Delphi Plan Freeze Date & Quits 3 Years Later
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 3 years
Employee quits Delphi
Single – Age 48 at time of termination
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable at Age 65 (Note: Benefit will be reduced for age if commenced prior to age 65):

Delphi Share:
Deferred Vested Basic Benefit: $51.40 x 15	=	$771.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 3	=	$154.20

Total:		$925.20
Note: This example employee would not be eligible for OPEB in retirement from GM.

Example #8- Employee Has 10 Years of Credited Service as of Delphi Plan Freeze Date, Works An Additional 1.5 Years at Delphi, Is Then Placed On Lay-off Status at Delphi & Then Breaks Time for Time
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 10 years
Employee continues to work at Delphi for another 1.5 years and is then put on lay-off status as of 1/1/2009
Employee eventually breaks time-for-time – Age 48 at time of break
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable at Age 65 (Note: Benefit will be reduced for age if commenced prior to age 65):

Delphi Share:
Deferred Vested Basic Benefit: $51.40 x 10	=	$514.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 3.4	=	$174.76

Total:		$688.76
Note: This example employee would not be eligible for OPEB in retirement from GM.

Example #9- Employee Continues to Work at Delphi & Retires With 30 Years of Credited Service- 70% Rule Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee works 6 more years at Delphi after the Freeze
Maximum base hourly rate for job classification as of 6/30/2007 is $25.00/hr
Supplemental Employee Group B maximum base hourly rate of $16.50/hr on 7-1-2007 and at date of retirement (example assumes no future increases)
Benefit Class Code A prior to wage reduction and at time of retirement
30&Out Retirement
Retirement effective 7/1/2013 with 30 years of credited service
Single – Age 58 at retirement
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
70% Rule Calculation

$25.00 x 173 1/3 = $4,333.33 x 70% = $3,033.33	=	< No Adj.>

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $50.90 x 24 years x .752 (due to age reduction)	=	$918.64
Early Retirement Supplement:	=	$2,101.36

		$3,020.00

GM Share:		$0

Total to Retiree:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $50.90 x 24	=	$1,221.60

GM Share: (BG Credited Service)
Basic Benefit: $50.90 x 6	=	$305.40

Total to Retiree:		$1,527.00
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #10- Employee Retires At Age 64- Benefit Class Code Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee works 4 more years at Delphi after the Freeze
Maximum base hourly rate for job classification as of 6/30/2007 is $27.00/hr
Supplemental Employee Group B maximum base hourly rate of $16.50/hr on 7-1-2007 and at date of retirement (example assumes no future increases)
Benefit Class Code B prior to wage reduction; Benefit Class Code B at time of retirement
Voluntary Retirement- Age 60 to 64
Retirement effective 7/1/2011 with 28 years of credited service
Single – Age 64 at retirement
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable:

Delphi Share:
Basic Benefit: $51.15 x 24 =	$1,227.60
(Years of credited service accrued prior to wage reduction based on Benefit Class Code B)
GM Share: (BG Credited Service)
Basic Benefit: $51.15 x 4 =	$204.60

(Years of credited service accrued after wage reduction based on Benefit Class Code B)

Total To Retiree:	$1,432.20
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was already retirement eligible as of the Effective Date.

Example #11- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date and the Plant is Divested in the Future
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 2.5 years and then the plant is sold effective 1/1/2010
At the time of the divestiture, the employee has 29 years of credited service
Employee works for the New Company for an additional 2 years and then retires
Example assumes that the Delphi Hourly-Rate Employees Pension Plan IS AMENDED to treat employees at the New Company as active participants for all purposes, other than future benefit accruals based on additional credited service, for all periods of time on or after the Freeze Date and prior to retirement or separation from service from Delphi or any Delphi operation divested after October 8, 2005.
30&Out Retirement
Retirement effective 1/1/2012 with 31 years of total eligibility service
Single – Age 55 at time of retirement (age 53 at time of divestiture)
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
[Example also assumes that the New Company offers a new Defined Benefit (DB) Pension Plan. The value of the monthly annuity accrued under the new DB plan for the two years that this employee works at the New Company is assumed to be $100 per month in this example.] An alternative approach is under review by the parties.
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10x.579 (due to age reduction) =	$788.66
Early Retirement Supplement	$2,231.34

	$3,020.00	(1)

[Less New Company’s DB Plan	$(100.00	)(2)]

An alternative approach is under review by the parties.

Monthly Benefit Payable =	$2,920.00

GM Share:	$0

New Company Share:
Monthly Benefit Payable =	$100.00

Total to Retiree:	$3,020.00

(1)	Since this example assumes that the Delphi Hourly-Rate Employees Pension Plan IS AMENDED as noted, this example retiree is eligible for a 30&Out Retirement under the Delphi pension plan based on 31 years of total eligibility service. Prior to attaining age 62 and one month, Delphi is responsible for paying a Basic Benefit based on the years of credited service accrued as of the

Freeze Date, which is 26.5 years, and the full Early Retirement Supplement. Since the Delphi pension plan recognizes the service at the New Company for retirement eligibility purposes, so will GM as it relates to the credited service accrued under the Benefit Guarantee as depicted below.

[(2)	Delphi shall also be entitled to offset from any Supplement paid prior to age 62 and one month, the full value of any benefits applicable to an employee covered under a successor company (including any Delphi operation divested after October 8, 2005) defined benefit or defined contribution pension plan, regardless of when payable, other than those benefits solely attributable to employee contributions.] An alternative approach is under review by the parties.
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 4.5 =	$231.30
[Less New Company’s DB Plan	($100.00	)]
An alternative approach is under review by the parties.
Monthly Benefit Payable =	$131.30	(1) (3)

New Company Share:
Monthly Benefit Payable =	$100.00

Total to Retiree:	$1,593.40

[(3)	GM shall also be entitled to offset from any obligation under the Benefit Guarantee the full value of any benefits applicable to a Covered Employee under a Delphi or successor company (including any Delphi operation divested after October 8, 2005) defined benefit or defined contribution pension plan, regardless of when payable, other than those benefits solely attributable to employee contributions. Furthermore, GM’s obligations to provide a particular benefit under the Benefit Guarantee will not apply to the extent Delphi or a successor company carves out any Covered Employee from all or part of any Delphi or successor company (including any Delphi operation divested after October 8, 2005) benefits provided to non-Covered Employees.] An alternative approach is under review by the parties.
Note: Since Delphi is recognizing the service accrued at the New Company for retirement eligibility purposes and this employee reached retirement eligibility within 7 years of the Effective Date, this example retiree is eligible for OPEB in retirement from GM.
[GM shall also be entitled to offset from any obligation under the Benefit Guarantee the full value of any benefits applicable to a Covered Employee under a Delphi or successor company (including any Delphi operation divested after October 8, 2005) post-retirement health care or life insurance plan, regardless of when payable, other than those benefits solely attributable to employee contributions. Furthermore, GM’s obligations to provide a particular benefit under the Benefit Guarantee will not apply to the extent Delphi or a successor company (including any Delphi operation divested after October 8, 2005) carves out any Covered Employee from all or part of any Delphi or successor company benefits provided to non-Covered Employees.] An alternative approach is under review by the parties.

Example #12- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date and the Plant is Closed in the Future
Assume Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 2.5 years and then the plant is permanently closed effective 1/1/2010
At the time of the closure, the employee has 29 years of credited service
This example assumes that the employee is placed on lay-off status after the plant closure. After being on lay-off status for 3 years, the employee elects to retire.
30&Out Retirement
Retirement is effective 1/1/2013 with 30.9 years of credited service. Under the Delphi pension plan, the employee is entitled to receive up to 1.9 years of credited service while on lay-off status.
Single – Age 55 at retirement (age 52 at time of plant closure)
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .579 (due to age reduction) =	$788.66
Early Retirement Supplement:	$2,231,34

$3,020.00

GM Share:	$0

Total to Retiree:	$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 4.4 =	$226.16

Total to Retiree:	$1,588.26
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #13- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date & Retires With More Than 30 Years of Credited Service- Surviving Spouse Coverage Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 6.5 years
30&Out Retirement
Retirement effective 1/1/2014 with 33 years of credited service
Age 58 at retirement
Married at retirement- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .752 (due to age reduction) =	$1,024.30
Early Retirement Supplement:	$1,995.70

$3,020.00
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	($68.11)

Monthly Amount Payable:	$2,951.89

GM Share:	$0

Total to Retiree:	$2,951.89
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	($68.11)

Monthly Amount Payable:	$1,293.99

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6.5 =	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	($16.71)

Monthly Amount Payable:	$317.39

Total to Retiree:	$1,611.38

Note: The GM HRP is owed for the cost of the surviving spouse coverage for those months between retirement and attaining age 62 and one month. Even though a Basic Benefit was not being paid by GM during these months, the surviving spouse coverage has been in place since date of retirement and would have been invoked if the retiree died prior to attaining age 62 and one month.
Calculation of the Cost of the GM Surviving Spouse Coverage for the period 1/1/2014 through 1/1/2018:

Monthly Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	$16.71 per month
Times the number of months	x 49 months

Total Cost That Retiree Owes GM:	$818.79
The parties will discuss administrative procedures to collect the $818.79 that is owed to the GM HRP for the cost of the surviving spouse coverage.
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Continuation of Example #13: Instead of the Retiree Living to at Least Age 62 and One Month, the Following Assumes that the Retiree Dies At Age 60- Calculation of Surviving Spouse Benefit
Calculation of Benefit to Surviving Spouse:
Total Benefit Payable the Month Following the Date of Death- Effective 2/1/2016:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	($68.11)

Monthly Amount Payable to Retiree:	$1,293.99

Monthly Amount Payable to Surviving Spouse: $1,293.99 x 0.65 =	$841.09

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6.5 =	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	($16.71)

Monthly Amount Payable to Retiree:	$317.39

Monthly Amount Payable to Surviving Spouse: $317.39 x 0.65 =	$206.30

Total to Surviving Spouse:	$1,047.39
Note: The GM HRP is owed for the cost of the surviving spouse coverage for those months between the retiree’s date of retirement and the retiree’s date of death. Even though a Basic Benefit was not being paid by GM during these months, the surviving spouse coverage has been in place since date of retirement.
Calculation of the Cost of the GM Surviving Spouse Coverage for the period 1/1/2014 through 1/1/2016:

Monthly Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	$16.71 per month
Times the number of months	x 25 months

Total Cost That Surviving Spouse Owes GM:	$417.75
The parties will discuss administrative procedures to collect the $417.75 that is owed to the GM HRP for the cost of the surviving spouse coverage.
Note: This example surviving spouse continues to be eligible for health care from GM after the retiree’s death.

Example #14- Employee Retires Under an 85 Point Retirement- Surviving Spouse Coverage Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Age 58 at retirement
Married at retirement- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 = $1,233.60 x .752 (due to age reduction)	=	$927.67
Interim Supplement: $36.60 x 24 =		$878.40

		$1,806.07
Less Cost of Surviving Spouse Coverage:$51.40 x 24 = $1,233.60 x 0.05	=	($61.68)

Monthly Amount Payable:		$1,744.39

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 = $154.20 x .752 (due to age reduction)	=	$115.96
Interim Supplement: $36.60 x 3 =		$109.80

		$225.76
Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05	=	($7.71)

Monthly Amount Payable:		$218.05

Total to Retiree:		$1,962.44
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 =	$1,233.60
Less Cost of Surviving Spouse Coverage:$51.40 x 24 = $1,233.60 x 0.05 =	($61.68)

Monthly Amount Payable:	$1,171.92

GM Share:(BG Credited Service)
Basic Benefit: $51.40 x 3 =	$154.20
Less Cost of Surviving Spouse Coverage:$51.40 x 3 = $154.20 x 0.05 =	($7.71)

Monthly Amount Payable:	$146.49

Total to Retiree:	$1,318.41
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Continuation of Example #14: Instead of the Retiree Living to at Least Age 62 and One Month, the Following Assumes that the Retiree Dies At Age 60- Calculation of Surviving Spouse Benefit
Calculation of Benefit to Surviving Spouse:
Total Benefit Payable the Month Following the Date of Death- Effective 8/1/2012:

Delphi Share:
Basic Benefit: $51.40 x 24	=	$1,233.60
Less Cost of Surviving Spouse Coverage: $51.40 x 24 = $1,233.60 x 0.05	=	($61.68)

Monthly Amount Payable to Retiree:		$1,171.92

Monthly Amount Payable to Surviving Spouse:$1,171.92 x 0.65	=	$761.75

GM Share:(BG Credited Service)
Basic Benefit: $51.40 x 3	=	$154.20
Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05	=	$(7.71)

Monthly Amount Payable to Retiree:		$146.49

Monthly Amount Payable to Surviving Spouse: $146.49 x 0.65	=	$95.22

Total to Surviving Spouse:		$856.97
Note: This example surviving spouse continues to be eligible for health care from GM after the retiree’s death.

Example #15- Employee Retires Under a T&PD Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 25 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Both Delphi and GM- Denied SSDIB
Retirement effective 7/1/2013 with 31 years of service
Single – Age 59 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Note: As stated in the 2003 Hourly-Rate Employees Pension Plan, a maximum of 30 years of credited service is used to calculate the Temporary Benefit
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 25 =	$1,285.00
Temporary Benefit: $49.80 x 25 =	$1,245.00

$2,530.00

GM Share:(BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40
Temporary Benefit: $49.80 x 5 =	$249.00

$557.40

Total to Retiree:	$3,087.40
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 25 =	$1,285.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40

Total to Retiree:	$1,593.40
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee retired T&PD, which was approved by GM, within 7 years of the Effective Date.

Example #16- Employee Retires Under a T&PD Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Both Delphi and GM — Denied SSDIB
Retirement effective 7/1/2013 with 21 years of credited service
Single – Age 49 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00
Temporary Benefit: $49.80 x 15 =	$747.00

$1,518.00

GM Share:(BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40
Temporary Benefit: $49.80 x 6 =	$298.80

$607.20

Total to Retiree:	$2,125.20
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00

GM Share:(BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40

Total to Retiree:	$1,079.40
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee retired T&PD, which was approved by GM, within 7 years of the Effective Date.

Example #17- Employee Retires Under a T&PD Retirement After the 7 Year Anniversary of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 8 years
T&PD Retirement Approved by Delphi- Denied SSDIB
Retirement effective 7/1/2015 with 28 years of service
Single – Age 55 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 =	$1,028.00
Temporary Benefit: $49.80 x 20 =	$996.00

$2,024.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 7 x .428 (due to age reduction) =	$153.99

(Note: GM does not recognize as a T&PD retirement, since it was effective after the 7 year anniversary of the Freeze Date. GM only recognizes those T&PD retirements, which are approved by both Delphi and GM within 7 years of the Freeze Date.

A deferred vested age reduction factor is applied to the benefit, since the employee is age 55 at the time of retirement and only had 27 years of credited service as of the 7 year anniversary of the Freeze Date. Employee is not considered retirement eligible by GM. The age reduction factor that Is applied is based on commencing the deferred vested pension benefit at age 55 versus age 65).

Total to Retiree:	$2,177.99

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 =	$1,028.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 7 x .428 (due to age reduction) =	$153.99

Total to Retiree:	$1,181.99
Note: This example retiree would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 54 with 27 years of credited service. Additionally, the employee is not a T&PD retirement approved by GM within 7 years of the Effective Date.

Example #18- Employee Approved for T&PD Retirement From Delphi But T&PD Is Not Approved By GM
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Delphi But Denied by GM — Also Denied SSDIB
Retirement effective 7/1/2013 with 21 years of credited service
Single – Age 55 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00
Temporary Benefit: $49.80 x 15 =	$747.00

$1,518.00

GM Share:(BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 6 x .428 (due to age reduction) =	$132.00
(Note: A deferred vested age reduction factor is applied to the benefit, since the employee is age 55 at the time of retirement and only had 21 years of credited service. Employee is not considered retirement eligible by GM. The age reduction factor that Is applied is based on commencing the deferred vested pension benefit at age 55 versus age 65).

Total to Retiree:	$1,650.00
Total Benefit at age 62 and one month:

Delphi Share:

Basic Benefit: $51.40 x 15 =	$771.00

GM Share:(BG Credited Service)
Deferred Vested Basic Benefit:$51.40 x 6 x .428(due to age reduction) =	$132.00

Total to Retiree:	$903.00
Note: This example retiree would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility. As of the date of retirement, employee was age 55 with 21 years of credited service. Additionally, the employee is not a T&PD retirement approved by GM.

Example #19- Employee Retires At Age 65 With Less Than 10 Years of Credited Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 8 years
Employee works 1 additional year at Delphi after the Freeze
Normal Retirement- Age 65
Retirement effective 7/1/2008 with 9 years of credited service
Single – Age 65 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable:

Delphi Share:
Basic Benefit: $51.40 x 8 =	$411.20

GM Share:(BG Credited Service)
Basic Benefit: $51.40 x 1 =	$51.40

Total To Retiree:	$462.60
Note: This example retiree would not be eligible for OPEB in retirement from GM, since the employee retired with less than 10 years of credited service.

Example #20- Employee Retires Under an 85 Point Retirement But Does Not Become Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 8 years
85 Point Retirement
Retirement effective 7/1/2015 with 28 years of service
Single – Age 58 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 = $1,028.00 x .752 (due to age reduction) =	$773.06
Interim Supplement: $36.60 x 20 =	$732.00

$1,505.06

GM Share:(BG Credited Service)
Basic Benefit: $51.40 x 7 = $359.80 x .752 (due to age reduction) =	$270.57
Interim Supplement: $36.60 x 7 =	$256.20

$526.77
(Note: GM is responsible for a portion of the Interim Supplement since the employee is age 58 at the time of retirement and had 27 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total to Retiree:	$2,031.83
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 =	$1,028.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 =	$270.57

Total to Retiree:	$1,298.57
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 57 with 27 years of credited service.

Example #21- Death of a Delphi Employee
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 6.5 years and then dies while still employed
Date of death 1/1/2014 with 33 years of credited service
Employee deemed to be a 30 & Out Retirement as of the date of death
Age 58 on date of death
Married at least one year as of the date of death- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit to Surviving Spouse:

Delphi Share:
Basic Benefit: $51.40 x 26.5	=	$1,362.10
Less Cost of Surviving Spouse Coverage:$51.40 x 26.5 = $1,362.10 x 0.05	=	($68.11)

Monthly Amount Payable to Retiree:		$1,293.99

Monthly Amount Payable to Surviving Spouse: $1,293.99 x 0.65	=	$841.09

GM Share:(BG Credited Service)
Basic Benefit: $51.40 x 6.5	=	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05	=	$(16.71)

Monthly Amount Payable to Retiree:		$317.39

Monthly Amount Payable to Surviving Spouse: $317.39 x 0.65	=	$206.30

Total to Surviving Spouse:		$1,047.39
Note: This example surviving spouse would be eligible for health care from GM since the employee reached retirement eligibility within 7 years of the Effective Date. However, Delphi is responsible for the employee’s Basic life insurance benefit since he was still actively employed at the time of death.

Example #22- Death of a Pre-Retirement Leave Participant (PRP) under the SAP
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 27 years
Employee continues to be on the PRP leave for another 2 years and then dies before reaching 30 years of credited service
Date of death 7/1/2009 with 29 years of credited service
Age 55 on date of death
Employee is not retirement eligible as of the date of death
Married at least one year as of the date of death- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Delphi is responsible for the entire pension benefit payable to the surviving spouse, the Survivor Income Benefit Insurance (SIBI) benefit, and the Basic life insurance benefit since the employee was still considered employed.
Since this employee was not retirement eligible at the time of death, the surviving spouse would not be eligible for any post-retirement health care from GM.

Example #23 – Delphi Home Avenue Covered Employee Retires Under an MSR Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 12.5 years
Employee continues to work at Delphi Home Avenue plant for another 0.5 years and is then put on layoff status at Delphi Home Avenue plant as of 1/1/2008
Employee is age 44 at date of layoff and remains on layoff at Delphi Home Avenue plant
MSR Retirement
Retirement effective 1/1/2014 with 14.9 years of credited service
Single – Age 50 at retirement
Benefit Class Code C
Assumes the benefit levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 12.5 =	$642.50
Temporary Benefit: $49.80 x 12.5 =	$622.50

$1,265.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 2.4 =	$123.36
Temporary Benefit: $49.80 x 2.4 =	$119.52

$242.88

Total to Retiree:	$1,507.88
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 12.5 =	$642.50

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 2.4 =	$123.36

Total to Retiree:	$765.86
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was employed at Home Avenue and retired as an MSR within 7 years of the Effective Date.

USW Health Care Discussions
August 16, 2007
Proposed Resolution:
1.	Retiree Medical Plan Designs –
a.	Protected Retirees
i.	Increased Rx copays, as follows:
1.	Retail: $5 generic / $10 brand / $15 ED medications

2.	Mail Order: $10 generic / $15 brand / $18 ED medications

3.	No escalation on Rx copays through 2011
b.	General Retirees
i.	Cost Sharing, as outlined in Attachment 1
1.	Modified Plan Cost sharing to escalate at 7% annually
ii.	Catastrophic Plan, as outlined in Attachment 2
1.	Catastrophic Plan cost sharing escalation not to exceed 3% annually
2.	Attachment 1 – USW General Retirees will be subject to the plan design that corresponds with the year in which the modified plan is implemented; see Attachment 1.

3.	Attachment 2 – USW General Retirees will be subject to the Catastrophic Plan Design that is in place at the time of implementation; see Attachment 2.

4.	Administrative Changes – applicable to Actives, Protected Retirees and General Retirees as outlined in Attachment 3

5.	All changes for retirees who retired on or before 1/1/2000 to be effective the later of (i) January 1, 2008 1/1/08 or (ii) the approval by the Federal District Court of the changes applicable to Retirees. All changes for other retirees, including but not limited to “check the box” retirees, and other retirees who retired from Delphi to be effective as soon as administratively feasible but no later than January 1, 2008.

Attachment 1: 2007 – 2011 General Retiree Cost Sharing
USW General Retiree Plan Design

Medical Escalation @	7.0%	7.0%	7.0%	7.0%

	2007		2008		2009		2010		2011
	$		$		$		$		$
Monthly Contributions **
Single		10		11		11		12		13
Family		21		22		24		26		28

Medical Plan
Deductible – Single		150		161		172		184		197
Deductible – Family		300		321		343		368		393
Coinsurance In Network		10%		10%		10%		10%		10%
Coinsurance Out Network		30%		30%		30%		30%		30%
MOOP Single (In Network)		250		268		286		306		328
MOOP Family (In Network)		500		535		572		613		655
MOOP Single (Out of Network)		500		535		572		613		655
MOOP Family (Out of Network)		1,000		1,070		1,145		1,225		1,311

E/R Copay**		50		54		57		61		66

Rx Escalation @				7.00%		7.00%		7.00%		7.00%

Rx Plan **
Generic – Retail		7		7		8		9		9
Brand – Retail		12		13		14		15		16
ED Meds – Retail		15		16		17		18		20
Generic – Mail		14		15		16		17		18
Brand – Mail		22		24		25		27		29
ED Meds – Mail		22		24		25		27		29

**	Not subject to deductible or out-of-pocket maximum

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     Attachment 2: General Retiree Catastrophic Plan
This option will be a single catastrophic Traditional Care Network (TCN) plan offering which will consist, in general, of the following:
Eligibility: All General Retirees, are eligible to enroll in this Catastrophic Plan.
Initial and Ongoing Enrollment:
➢	Defaults: General Retirees who fail to pay the monthly Contributions required under the Modified Plan by the Final Due Date will automatically default to the Catastrophic Plan.. A person who defaults into the Catastrophic Plan may disenroll from the Catastrophic Plan at any time. The effective date will be the first of the month following the election date. The third time a member defaults into the Catastrophic Plan, they are locked into that plan for a minimum of 12 months.

➢	Voluntary Elections: General Retirees may voluntarily elect to enroll in this plan. General Retirees who are voluntarily enrolled in this catastrophic TCN Plan will be subject to the Rolling Enrollment rules.
Plan Design:

Monthly Contribution:	$0

Deductible:	$1,250 (single) and $2,500 (family)

Co-insurance:	after deductible is met, 10% in-network and 30% out of network

Out-of-Pocket Maximums:	$2,500 (single) and $5,000 (family) in-network; $5,000 (single) and $10,000 (family) out-of-network

ER Co-Payment:	$100 per visit, waived if admitted

Rx Co-payment Retail:	$15 Generic, $35 Brand; $50 (Erectile Dysfunction medications)

Rx Co-Payment Mail Order:	$30 Generic, $70 Brand; $100 (Erectile Dysfunction medications)
All dollar-denominated plan design items such as drug co-payments, deductibles and out-of-pocket maximums will increase annually a rate not to exceed 3%.

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     Attachment 3: Administrative Changes
Coordination With Medicare
•	Coverage to Medicare B Benefit (regardless of Med B enrollment) and Medicare Part B Maximum Payment Provisions:
•	For Medicare eligible enrollees (regardless of whether or not they are enrolled in Medicare Part B), Program benefits will be limited to an amount equal to the secondary balance payment that would have been made on the basis that, on the date of services, the enrollee was enrolled in Medicare Part B and received services from a provider that participates in Medicare. In the event an enrollee receives services from a provider that does not accept assignment, the enrollee will be responsible for all fees charged above the Medicare allowed amount, unless the enrollee is in a situation in which the enrollee does not have the ability or control to select a provider that accepts Medicare assignment to perform the service. No enrollee payment over the Medicare allowed amount will count towards enrollee cost sharing maximums.

•	It is recognized that the above provisions will indirectly require Medicare eligible enrollees who delayed enrollment in Medicare B, to enroll upon the implementation date of this agreement. GM will send educational pieces 90-120 days prior to implementation, to those enrollees identified as eligible for Medicare, but not yet enrolled. Such delayed enrollment into Medicare Part B will result in penalties being applied by Medicare to the Part B monthly premiums. GM has agreed to work with Medicare to identify a way to eliminate penalties incurred. This may involve GM making a lump sum payment to Medicare; however, these discussions are not complete at this time. In the event GM and Medicare cannot reach agreement on eliminating the penalty, GM will establish a single nationwide Traditional Care Network (TCN) plan in which Medicare eligible enrollees who have elected to delay enrollment in Medicare Part B will be enrolled and this plan will not be subject to the provisions outlined in the first bullet above. Any enrollee in this group who later decides to enroll in Medicare Part B will be placed in a regular TCN plan and will be fully responsible for any and all penalties incurred at that time.
•	Coordination of Benefits for Medications covered under Medicare Part B:
•	The parties agree to encourage Medicare Part B enrollees to assign Medicare benefits to those pharmacies from which the enrollee receives medications that are covered under Medicare Part B. A program will be developed and implemented to educate enrollees about Medicare paying for certain medications and to encourage enrollees to use those pharmacies that have the capabilities to electronically bill Medicare and to assign Medicare benefits to such pharmacies in order for the Program to take advantage of Medicare paying primary on the claim. Further, the parties agree to monitor the improvement of electronic Medicare

4

billing capabilities across the pharmacy network. Upon mutual agreement, the parties may at a later date implement a mandatory program. At that point, enrollees who utilize pharmacies which do not have electronic claim submission capabilities with Medicare will be required to pay for the secondary balance of the claim at the point of sale and seek reimbursement via submission of a paper claim from the prescription drug carrier.
•	The provisions outlined above will not apply to Active enrollees eligible for Medicare as their primary coverage.

•	This entire Program Coordination related to Medicare Eligible Enrollees will be implemented as soon as practicable after approval of the agreement by the Federal District Court.
Hospital/Surgical/Medical Modifications – TCN and PPO, Unless Otherwise Specified
1.	“Cosmetic” Provisions — Eliminate coverage for inpatient and outpatient hospital services (e.g., room & board, lab, x-rays, etc.) provided in conjunction with non-covered “plastic, cosmetic and reconstructive” surgeries.
•	This entire Program Modification related to Modifying “Cosmetic” Provisions will be implemented as soon as practicable after approval of the agreement by the Federal District Court.
2. Referral Process for the “Preferred Provider Organization” Option
•	Require prospective authorization of out-of-network referrals.

•	In the event a referral is not approved prior to a service being provided, the enrollee is responsible for the out-of-network co-insurance. Any amount charged over R&C does not count toward enrollee cost sharing maximums.

•	The parties agree not to promote further reductions in PPO networks as outlined in the Miscellaneous Letter (Preferred Provider Organization), but to support ongoing network improvements by the carriers as quality and performance evaluation tools continue to develop and are utilized to drive members to high performing providers, as mutually agreed upon.

•	This entire Program Modification related to Improving the Referral Process for the “Preferred Provider Organization” Option will be implemented as soon as practicable after the approval of the agreement by the Federal District Court.
3.	Hold Harmless – Except as otherwise provided in Section 4 of the Miscellaneous Letter entitled Understandings With Respect To Health Care-General, when an enrollee receives services from a physician who is not participating in Blue Cross Blue Shield (BCBS) or United Health Care (UHC) networks or from a facility not participating in a UHC network, the Program will be responsible to pay only up to the reasonable and customary

5

(R&C) level as determined by the carrier. The enrollee will be responsible for all fees charged above R&C, unless the enrollee is in a situation in which the enrollee does not have the ability or control to select a par provider to perform the service. Such amounts over R&C are considered “Other Amounts Not Covered” by the Health Care Program and therefore will be the responsibility of the enrollee and will not be applied towards enrollee cost-sharing.
•	This entire Program Modification Related to Modifying Hold Harmless will be implemented as soon as practicable after the approval of the agreement by the Federal District Court.

United Steelworkers (USW)	General Motors Corporation:

/s/ DEAN W. MUNGER

/s/ LEON P. CORNELIUS

/s/ RONNIE WARDRUP

USW Local Union 87L

/s/ DENNIS A. BINGHAM

/s/ VIC ALEXANDER

/s/ DARRELL COLLINS

/s/ JOHNNY L. CARROLL

6

Attachment C
USW-Delphi-GM Special Attrition Program-Transformation
1)	Delphi, the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union (USW) and USW Local 87L (together, “USW”) agree on the following Special Attrition Program (SAP-T or “the Program”) for Delphi USW-represented employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”), except as specified in Sections 1.a.ii and 1.c below, which will be offered at the Delphi – Home Avenue facility. No transformation options will be afforded to any Delphi – Home Avenue employee hired on or after October 8, 2005, or who was a temporary employee on or after that date.
a)	An attrition program will be run for eligible Delphi employees as follows:
i)	$35,000 for normal or early voluntary retirement no later than January 1, 2008. The $35,000 lump sum payment is retroactive to October 1, 2005.

ii)	50 & 10 Mutually Satisfactory Retirement (MSR) no later than January 1, 2008, including employees hired under the 1996 competitive agreement, who are not participants in the Delphi HRP, and have a benefit code of B3 and therefore will receive no Delphi HRP benefit but can retire for purposes of eligibility for post-retirement health care and employer paid post-retirement life insurance benefits (OPEB).
Provisions 1.a.i) and 1.a.ii) will apply to employees who are otherwise eligible to retire by January 1, 2008. Eligible employees may retire beginning October 1, 2007, provided their services are no longer required, but no later than January 1, 2008.
b)	Any eligible employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program no later than January 1, 2008 under the following terms:
i)	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii)	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii)	The gross monthly wages while in the program will be:
(1) 29 years credited service $2,900

(2) 28 years credited service $2,850

(3) 27 years credited service $2,800

(4) 26 years credited service $2,750

IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM-TRANSFORMATION IS
SUBJECT TO RATIFICATION AND U.S. BANKRUPTCY COURT APPROVAL AND NO
PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER RATIFICATION
AND COURT APPROVAL

1 of 8

Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees electing this program will be treated the same as active status employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement program.; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; and (4)for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.

iv)	Within ten (10) business days after the first date on which any employees are eligible to receive wage payments in accordance with Paragraph 1.b.iii above, Delphi will establish a segregated payment account (the “Account”) in the amount of $750,000 (the “Ceiling Amount”). The funds in the Account will be available to reimburse Delphi for the payment of weekly wage payments (which will be paid through Delphi’s normal payroll process) under Paragraph 1.b.iii. above or for direct wage payments to employees entitled to receive such payments, as described in this Paragraph.
1.	Delphi shall not draw funds from the Account for purposes of this Paragraph until a date (the “Permitted Draw Down Date”), which shall be the later of the Final Election Date or the Adequate Funding Date (see definitions below). Prior to the Permitted Draw Down Date, payments to satisfy the obligations to employee participants pursuant to this Paragraph will be drawn from Delphi’s available cash.

2.	If, on the Permitted Draw Down Date, the Anticipated Liability is less than the Ceiling Amount, Delphi shall be permitted to draw such funds out of the Account so that the balance remaining in the Account is equal to the Anticipated Liability.

The Final Election Date shall be the first of the month following the last day on which employees at the Home Avenue facility can make an election to participate in the pre-retirement program described in Paragraph 1.b., or sooner if determined by the USW – Delphi National Parties.

The Adequate Funding Date shall be the date on which the Ceiling Amount is greater than or equal to the Anticipated Liability.

The Anticipated Liability shall be an amount, calculated after the Final Election Date, sufficient to pay all of the remaining liabilities under Paragraph 1.b.iii. for all employees who have elected to participate in such program for the full remaining duration of such program. The Anticipated Liability shall be calculated based on the number of eligible employees, the remaining duration of the wage payments, and the applicable pay rates.

IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM-TRANSFORMATION IS
SUBJECT TO RATIFICATION AND U.S. BANKRUPTCY COURT APPROVAL AND NO
PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER RATIFICATION
AND COURT APPROVAL

2 of 8

3.	The funds in the Account shall be available to satisfy the obligations of this Paragraph and for no other purpose. The Bankruptcy Court order approving the Program shall specifically provide that under no circumstances (including, but not limited to, conversion of Delphi’s Chapter 11 cases to Chapter 7 proceedings) shall the assets in the Account be available to satisfy the claims of any party other than the employees. This Program is, in its entirety, contingent on entry of an order which, to the satisfaction of the USW and Delphi National Parties, provides the protections described in this Paragraph.
c)	Delphi – Home Avenue employees, regardless of participation in the Delphi HRP, who are active, on temporary layoff or on leave status, will be offered lump sum buyouts, less applicable withholdings, to sever all ties with Delphi and GM except vested pension benefits (as such no pension supplements are payable) on a date no later than January 1, 2008. Employees with 10 or more years of seniority or credited service as of January 1, 2008, whichever is greater, are eligible for $140,000; employees with three (3) but less than 10 years seniority or credited service as January 1, 2008, whichever is greater, are eligible for $70,000; and employees with one (1) but less than three (3) years of seniority or credited service whichever is greater are eligible for $40,000.

d)	An employee may only select one of the options described above.

e)	All participants will be required to sign a release of all claims against Delphi, GM and the USW, except workers’ compensation claims.

f)	Any employee on active, on temporary layoff and on leave of absence, who does not select one of the options described in subparagraphs 1.a.i, 1.a.ii, 1.b or 1.c for which they are eligible will, on and after January 1, 2008, receive a base wage rate of $16.50 per hour for production employees and $24.00 for skilled trades employees, and will have their benefits modified as specified in Sections C.6 and E.12 of the USW-Delphi-GM Memorandum of Understanding – Home Avenue – Delphi Restructuring dated August 16, 2007 for the duration of their employment

g)	Employees of the Home Avenue Operations who are eligible to retire under 1. a) i and 1.a) ii above and who elect to continue to work after January 1, 2008, will retain their existing base wage rate but will have their benefits modified as described Attachments D and F of the USW-Delphi-GM Memorandum of Understanding – Home Avenue Restructuring dated August 16, 2007. Such employees will receive a $10,000 payment, less withholding, on January 1, 2008 and January 1, 2009 provided they are on the active roll as of the payment dates. Receipt of these payments is contingent upon a release of claims consistent with Paragraph 1(e) of this Agreement. When their services are no longer required, such employees will retire without any incentive or be laid off without Corporation paid benefits except vested pension benefits.

IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM-TRANSFORMATION IS
SUBJECT TO RATIFICATION AND U.S. BANKRUPTCY COURT APPROVAL AND NO
PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER RATIFICATION
AND COURT APPROVAL

3 of 8

h)	The application period will begin as soon as practical and will end no later than the earlier of 60 days after the application period begins or December 31, 2007

i)	The Parties agree that the approximately twenty-five (25) employees at the Delphi Vandalia Operations who meet the retirement or pre-retirement program criteria contained in Sections 1.a. and1.b herein may, at the employee’s election, be transferred to the Home Avenue Operations to participate in the retirement or pre-retirement options of this Program.

j)	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation subject to approval of the National Parties.
2)	GM, the USW and Delphi agree that any employee electing to retire under option 1.a.i, 1.a.ii., or 1.b., will transition to GM for purposes of retirement (“Check the Box”) and receive other post-retirement benefits (i.e., health care coverage and life insurance benefits) from GM as any other GM-USW hourly retiree; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of his/her credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding anything to the contrary herein below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees who transition to GM to retire will waive any and all rights to post retirement health care and life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.

IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM-TRANSFORMATION IS
SUBJECT TO RATIFICATION AND U.S. BANKRUPTCY COURT APPROVAL AND NO
PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER RATIFICATION
AND COURT APPROVAL

4 of 8

3)	The Parties acknowledge the following matters regarding the Special Attrition Program — Transformation:
a)	Delphi’s participation in this Program is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, no party will have any obligations under this Program. GM’s obligations in respect of the Program are subject to approval of the Program by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the allowance and/or treatment of GM’s claims as described in the Program and is otherwise reasonably satisfactory to GM, Delphi and the USW based on the prior special attrition program order approved in Delphi’s chapter 11 cases.

b)	For the avoidance of doubt, any obligations assumed by GM under this Program with respect to OPEB under Paragraph 2 above or active health care and life insurance under 3.d below shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. GM agrees to pay the amounts due under Paragraph 1.a.i and 1.g above as well as to assume and pay OPEB payments to Delphi employees who “check the box” for purposes of retirement. In addition, with respect to the amounts GM has paid or has committed to pay pursuant to subparagraph 1.a.i and 1.g above, GM will receive an allowed prepetition general unsecured claim in the aggregate amount of all such payments, provided however that this claim shall be deemed waived and of no further force and effect if (a) GM and Delphi execute a comprehensive settlement agreement resolving the financial, commercial and other matters between them, and (b) the effective date occurs with respect to a plan of reorganization proposed by Delphi in its chapter 11 cases that has been confirmed by the Bankruptcy Court pursuant to an order which incorporates, approves and is consistent with all of the terms of the USW-Delphi-GM Memorandum of Understanding – Home Avenue – Delphi Restructuring and the comprehensive settlement agreement between GM and Delphi.

c)	The Program shall not be subject to abrogation, modification or rejection without the mutual consent of the USW, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving the Program shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this Program is without prejudice to any party-in-interest (including the parties to this Program and the official statutory committees appointed in Delphi’s chapter 11 cases) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the USW under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM-TRANSFORMATION IS
SUBJECT TO RATIFICATION AND U.S. BANKRUPTCY COURT APPROVAL AND NO
PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER RATIFICATION
AND COURT APPROVAL

5 of 8

d)	Nothing in the Program, the Bankruptcy Court’s approval of the Program, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed the Program (including pre-existing obligations referenced within this Program), such as (by way of illustration only) the obligation to maintain the hourly pension plan or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this Program) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze its pension plan covering USW-represented employees in a manner that prevents employees in the pre-retirement program described in paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active USW employees.; provided, however, that if Delphi reduces or eliminates such coverage provided to its active USW employees, GM shall subsidize such coverage provided to employees participating in paragraph 1.b. above up to the level provided to GM hourly active employees in accordance with the applicable plan provisions in effect between GM and the UAW at the time Delphi reduces or eliminates such coverages. Except as otherwise expressly provided herein, nothing in the Program shall limit, expand or otherwise modify the rights or obligations of any party under the Benefit Guarantee between GM and the USW.

e)	Nothing contained herein, in the Bankruptcy Court’s approval of the Program, or the performance of any obligation the Program, shall constitute an assumption of any agreement described herein, including, without limitation (a) any collective bargaining agreement between the USW and Delphi or (b) any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of the Program, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to, in favor of, or for the benefit of GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.

IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM-TRANSFORMATION IS
SUBJECT TO RATIFICATION AND U.S. BANKRUPTCY COURT APPROVAL AND NO
PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER RATIFICATION
AND COURT APPROVAL

6 of 8

The parties, by their duly authorized officers and representatives, agree accordingly this 16th day of August, 2007.

United Steelworkers	Delphi Corporation	General Motors Corp.

	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ RONNIE WARDRUP	/s/ DARRELL R. KIDD	/s/ LEON P. CORNELIUS

United Steelworkers of America,	/s/ BERNARD J. QUICK

/s/ DENNIS A. BINGHAM	/s/ D. SCOTT MITCHELL

/s/ VIC ALEXANDER	/s/ M. BETH SAX

/s/ DARRELL COLLINS	/s/ STEVEN L. GEBBIA

/s/ JOHNNY L. CARROLL	/s/ THOMAS SMITH

/s/ JULIAN S. PEASANT III	/s/ PATRICK J. MCDONALD

/s/ RICK ASHBURN	/s/ FRED ALEXANDER

/s/ ROGER W. ENGLE	/s/ MARK A. LEWIS

/s/ KENNETH F. ROLLINS

/s/ MARK SIZEMORE

/s/ MIKE RICHARDSON

/s/ WAYNE C. JOHNSON

/s/ GARY ADAMS

/s/ STEVE WILLIS

/s/ EARL D. SHEPARD

IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM-TRANSFORMATION IS
SUBJECT TO RATIFICATION AND U.S. BANKRUPTCY COURT APPROVAL AND NO
PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER RATIFICATION
AND COURT APPROVAL

7 of 8

United Steelworkers of America,	Delphi Corporation	General Motors Corp.

IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM-TRANSFORMATION IS
SUBJECT TO RATIFICATION AND U.S. BANKRUPTCY COURT APPROVAL AND NO
PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER RATIFICATION
AND COURT APPROVAL

8 of 8

Attachment E
USW Home Avenue Agreement

Changed by
	Continues	No Continuing	Modified	Needs to Be
Agreement Clause	Unchanged	Application	Supplement	Addressed	Comments (based on current state of discussions)
Master Agreement Paragraphs
Introduction	x
Preface	x
Agreement [Introductory statement]	x
Purpose of Agreement — Para. (1)	x
Administration of Agreement — Review Procedures — Para. (1a)	x
Recognition — Para. (1) — (5)	x
Management’s Rights — Para. (6)	x
Union Security & Dues Check-Off — Para (7a) — (7s)	x
Agreement of Indemnity — Para. (7t)	x
Representation — Para. (8a) — (9d)	x
District Comitteeperson — Para. (10) — (24)	x
Shop Committee — Para. (25a) - 30)	x
Grievance Procedure — Para. (31) — (47a)	x
Seniority BI (Groups Other Than Special Groups) — Para. (48)	x
Seniority, Acquiring of — Para. (49) — (50)	x
Loss of Seniority — Para. (51) — (51d)	x
Loss of Seniority — Time-for-Time — Para. (51e)	x
Loss of Seniority — Return From Leave — Para. ( 51f)	x
Loss of Seniority — Retirement — Para. (51g)	x
Loss of Seniority — Transferred into Bargaining Unit — Para. (52)- (53)	x
Determining Seniority — Para. (54)	x
Transfers — Para. (55) — (56c)(3)	x
Layoff and Rehiring Procedure — Para. (57) — (61b) (3)	x
Seniority — BII (Special Groups) — Para. (62a)	x
Seniority, Acquiring of — Para. (62b) (1) — (62c)	x
Loss of Seniority — Para. (62d) — (62d) (4)	x
Loss of Seniority — Time-for-Time — Para. (62d) (5)	x
Loss of Seniority — Return From Leave — Para. ( 62d)(6)	x
Loss of Seniority — Retirement — Para. (62d) (7)	x
Loss of Seniority — Transferred into Bargaining Unit Job — Para. (62d) (8)	x
Loss of Seniority — Non-interchangeable group — Para. (62d) (9) — (62e)	x
Determining Seniority — Para. (62f)	x
Transfers — Para. (62g) — (62q) (6)	x
Apprentices — Para. (62r) — (62r) (12)			x		Rate Progressions need to change
Skilled Trades and Apprentice Committee — Para (62s) — (62u)	x
Wage Rates of “Helpers” — Para (62v) (1) — (62v) (6)			x
Related Training — Helpers to Skilled Trades — Para. (62w) (1) — (62w) (5)	x
General Provisions — Skilled Trades — Para. (62x) (1) — (63c)	x
Seniority Lists — Para. (63d) — (63e)	x
Disciplinary Layoffs and Discharges — Para. (64) — (66)	x
Standards of Production — Para. (67) — (79)	x
Working Hours — Standard Work Week — Para (80) — (82)	x
Working Hours — Straight Time — Para. (83)	x
Working Hours — Time and One-Half — Para. (84a) — (84c)	x
Working Hours — Double Time — Para. (85) — (85a)	x
Exceptions to Above Overtime Payment — Para. (86a)	x
Additional Payment — Para. (86b)	x

Attachment E
USW Home Avenue Agreement

Changed by
	Continues	No Continuing	Modified	Needs to Be
Agreement Clause	Unchanged	Application	Supplement	Addressed	Comments (based on current state of discussions)
Non-Duplication — Para. (87)	x
Shift Assignments (88)	x
Special Three-Shift Operation — Para. (88a) — (88b)	x
Wages — Para. (89) — (92a)	x
Wages General Increases — Para. (93a)		x	x		Wage progression changes
Cost of Living Allowance — Para. (94a) — (94j)		x	x		COLA changed
Wage Hiring Rates — Para. (95)		x	x		Hire in rates modified
Wage Hiring Rates — Skilled Trades Exclusion — Para. (95a)		x
Wage Rate Progression — Para. (96) — (97)	x
Call-In Pay — Para. (98) — (98b)	x
Night Shift Premiums — Para (99)	x
Calculating Shift Premium — Para. (100)	x
Holiday Pay — Para (101) — (101a)		x	x		New Holiday schedule
Weekends during Christmas Holiday Period — Para. (101) (3)	x
Holiday Pay — Para. (101b) — (101l)(2)	x
Leaves of Absence, Informal — Para. (102) — (103)	x
Leaves of Absence, Formal — Para. (104a) — (104b)	x
Leaves of Absence — Sick Leave — Para (105a) — (105g)	x
Leaves of Absence, Union Activity — Para. (106) — (106b)	x
Leaves of Absence, Educational — Para. (107a) — (107b)	x
Leaves of Absence, Elective Public Office — Para. (108) — (108a)	x
Leaves of Absence, General Conditions — Para. (109a) — (111)	x
Leaves of Absence, Military — Para. (112) — (113)	x
Record of Available Hours — Para. (114)	x
Union Bulletin Boards — Para. (115) — (118)	x
Vacation Entitlement — Para. (119) — (119f)			x		Eliminate reference to Indep. Week Pay in Para. 119(e)
Vacation Entitlement Hours — Para. (119g)			x
Vacation Entitlement Percentage of Hours — Para. (119h) — (119s)	x
Vacation Time Off Procedure — Para. (119t)	x
Independence Week — Para. (119u)			x		Revise dates for Independence Week Shutdowjn
Plant Vacation Shutdown Week (119v)	x
Notification of Operations Scheduled to Run — Para. (119w)	x
Independence Week Pay & Additional Time Off — Para. (119x) — (120)		x	x		Eliminate Independence Week Pay & Additional Time Off (ATO)
Scheduling Vacation Time Off — Para. (120a) — (120c)	x
Vacation Pay & Advance Vacation Pay — Para (120d) — (120e)	x
Strikes, Stoppages & Lockouts — Para. (120f) — (121)	x
General Provisions, Supervisors Working — Para. (123)	x
General Provisions, Reports of Physical Exams — Para. (124)	x
General Provision, Pay Procedures — Para. (125)	x
Jury Duty Pay — Para. (126)	x
Bereavement Pay — Para. (126a) (1)) — (126a) (4)	x
Short-term Military Duty Pay — Para. (126b)	x
Supremacy of National Agreement & No Retroactivity — Para. (127a) — (127b)	x
Duration of Agreement & Notification Procedures — Para. (128) — (129)			x		Date changes
Benefit Plans — Para. (130)			x		GIS Eliminated, Health Care modified
Waiver — Para (131)	x
Partial Invalidity — Para. (132)	x
Separability — Para. (133) -(134)	x

Attachment E
USW Home Avenue Agreement

Changed by
	Continues	No Continuing	Modified	Needs to Be
Agreement Clause	Unchanged	Application	Supplement	Addressed	Comments (based on current state of discussions)
Supplemental Agreements Attached as Exhibits
Supplemental Agreement — Pension Plan (Exhibit A)			x
Supplemental Agreement — Life & Disability Benefits Program (Exhibit B)			x
Supplemental Agreement — Health Care Insurance Program (Exhibit C)			x
Supplemental Agreement — Income Security Plan (Exhibit D)	x
Supplemental Agreement — GIS (Exhibit E)		x	x
Supplemental Agreement — Profit Sharing Plan (Exhibit F)	x
Supplemental Agreement — Personal Savings Plan (Exhibit G)	x

Master Agreement Appendices
Appendix A — Disposed District or Alternate Committeeperson	x
Appendix G — Reinstatement of Seniority	x
Appendix H — Required Experience of Helpers to Journeyman/woman	x
Appendix J — Maintenance Subcontracting	x
Appendix J-1 - Subcontracting Skilled Trades Work	x
Appendix J-2 - Subcontracting- Special Procedure Para. (38e)(2)	x
Appendix K — Interpretation of Para. (7a) thru (7d) & Para. (49) & (62b) (1)	x
Appendix L — MOU Job Security (JOBS) Program		x	x		Elimination of Job Security
Appendix L — Attachment A — MOU Special Programs JOBS		x	x		Elimination of Job Security
Appendix L — Attachment B — MOU Operational Effectiveness		x	x		Elimination of Job Security
Appendix M — Vacation Replacements and other Temporary Employees	x
Appendix N — Sourcing			x	x	Reference to Protected employees, new procedure.

Master Agreement Memoranda of Understanding

MOU — Joint Activities		x	x		No funding available
MOU — Human Resource Development		x	x		No funding available

Master Agreement Documents

Intro: Interprretations, Statements, Letters and the MOU on Health & Safety	x

Doc. 1 - MOU — Work Centers	x
Doc. 2 - MOU — Health and Safety	x
Doc. 3 - MOU — Health & Safety — Subjects	x
Doc. 4 - Union Work Center	x
Doc. 5 - Center for Benefit Plans and Health and Safety Representatives	x
Doc. 6 - Exchange of Views	x
Doc. 7 - MOU — Employee Assistance Program	x
Doc. 8 - MOU — Drug Screening	x
Doc. 9 - Employee Assistance Program- Early Intervention	x
Doc. 10 - Delphi Policy Regarding Sexual Harassment	x
Doc. 11 - Interpretation of Working Hours Section — Protracted Work Period	x

Attachment E
USW Home Avenue Agreement

Changed by
	Continues	No Continuing	Modified	Needs to Be
Agreement Clause	Unchanged	Application	Supplement	Addressed	Comments (based on current state of discussions)
Doc. 12 - MOA — Voluntary Political Contributions	x
Doc. 13 - MOU -Re: MOA of Deductions for Voluntary Political Contributions	x
Doc. 14 - Union Racks — Offical Publications	x
Doc. 15 - Orientation Program	x
Doc. 16 - Review Personnel Records	x
Doc. 17 - Delphi Equal Opportunity Employment Policy	x
Doc. 18 - Delphi Policy re: Employment of Individuals with Disabilities	x
Doc. 19 - Plant Equal Application Committee	x
Doc. 20 - Paragrapah (55) Paragraph (62g) — State Labor Protective Laws	x
Doc. 21 - Notice To Laid Off Employees of Anticipated Recall	x
Doc. 22 - Expeditious Grievance Handling — Company to Union	x
Doc. 23 - Expeditious Grievance Handling — Union to Company	x
Doc. 24 - Policy Grievances — Interpretation of Paragraph (22)	x
Doc. 25 - Modification to Paragraphs (52) and (62d) (8)	x
Doc. 26 - Employee Transfer or Re-Assignment	x
Doc. 27 - Personnel Practices	x
Doc. 28 - Helper Training	x
Doc. 29 - Metric Conversion	x
Doc. 30 - Pre-Apprentice Training	x
Doc. 31 - Apprentices Working Alone	x
Doc. 32 - Related Training Bonus Delphi Automotive Systems	x
Doc. 33 - Helper Opening Testing	x
Doc. 34 - Administration Of Paragraph (62x)(2)	x
Doc. 35 - Subcontracting — Implementation Paaragraph (62y)(4)	x
Doc. 36 - Subcontracting — Communicatiions	x
Doc. 37 - Subcontracting — Normal Warranty	x
Doc. 38 - Bereavement / Advanced Vacation Pay	x
Doc. 39 - Vacation Additional Tme Off	x
Doc. 40 - Cooling-Off Period	x
Doc. 41 - Administration Of Shoop Rule #6 and #7	x
Doc. 42 – Umpire Decisions		x
Doc. 43 - Holiday Pay and Disciplinary Layoff	x
Doc. 44 - Christmas Holiday Period	x
Doc. 45 - Principles Of Fair Day’s Work Plan	x
Doc. 46 - Continuous Manual Operations — Lunch Period	x
Doc. 47 - Local Union President Delphi Automotive Systems	x				Note: Correct erroneous reference from GM to Delphi
Doc. 48 - COLA Computation Delphi Automotive Systems		x	x		COLA Changed
Engineering Method of Rounding		x	x		COLA Changed
Doc. 49 - Anticipated Termination Of Sick Leave	x
Doc. 50 - Overtime Policies	x
Doc. 51 - Statement re: Attendance at Funeral under Paragraph (126a)	x
Doc. 52 - Quality Committee Commitment	x
Doc. 53 - Plant Closing and Sale Moratorium		x	x
Doc. 54 - Sale Of Operation			x
Doc. 55 - Jobs Program Volume Related Layoffs-SEL		x	x		Job Security eliminated
Doc. 56 - Up-Front Lump Sum Payment Delphi Auatomotive Systems		x
Doc. 57 - Temporary Openings	x
Doc. 58 - Temporary Openings — Laid Off Employees Working	x

Attachment E
USW Home Avenue Agreement

Changed by
	Continues	No Continuing	Modified	Needs to Be
Agreement Clause	Unchanged	Application	Supplement	Addressed	Comments (based on current state of discussions)
Doc. 59 - Statement of Policy Re: Employment OF Laid Off — In Dayton Area	x
Doc. 60 - Statement of Policy Re: Employment OF Laid Off — Outside Dayton	x
Doc. 61 - Statement of Policy Re: Employment OF Laid Off — Transfer Result	x
Doc. 62 - Expansion Of Operations		x
Doc. 63 - MOU Re: Transfer Of Operations at Delphi E&C Systems		x
Doc. 64 - Tuition Refund Program		x	x		All forms of Tuition Assistance eliminated
Doc. 64(A) — Retiree Tuition Assistance Plan		x	x		All forms of Tuition Assistance eliminated
Doc. 64(B) — USWA-Delphi Scholarship Program for Dependent Children		x	x		All forms of Tuition Assistance eliminated
Doc. 65 - Joint Program Representatives			x		No funding; activities to be continued subject to local bargaining
Doc. 66 - Statement On Technological Progress	x
Doc. 67 - Pre-Retirement Counseling		x	x		No joint funding
Doc. 68 - Pre-Retirement Leave Progam		x
Doc. 69 - Grievance Procedure And Proper Implementation	x
Doc. 70 - USWA-Delphi Memorandum OF Commitment To Product Quality	x
Doc. 71 - Ergonomics Commitment	x
Doc. 72 - Growth And Opportunity		x			No joint funds
Doc. 73 - Health And Safety Training		x	x		No funding; activities to be continued subject to local bargaining
Doc. 74 - Ecomomic Issues		x
Doc. 75 - MOA Continuous Improvement And Job Security		x	x		Delete reference to JOBS Program

Contract Settlement Agreement Terms

Introduction
1999 Delphi-USWA Contract Settlement Agreement			x
Para. 1 - New Main Agreement			x
Para. 2 - Unchanged Paragraphs			x
Para. 3 - Amendments, Additions, Substitutions and Deletions			x
Para. 4 - Union Bulletin Boards & Publication Racks	x
Para. 5 - Grievances Under Old Agreement	x
Para. 6 - Local Agreement	x
Para. 7 - Hiring Rates		x	x		Reference to employee treatment hired prior to Joint Job security Plan
Para. 8 - Main Agreement Changes and/or Waivers	x
Para. 9 - Related Supplemental Agreements		x	x		Reference to GIS
Para. 10 - Apprentice Safety Training	x
Para. 11 - Joint Job Security Plan MOU and Agreement		x	x		Jobs eliminated
Para. 12 - Ratification and Effective Date			x
Para. 13 - Counterpart Signatures			x

Dean W. Munger
Executive Director

August 16, 2007

Mr. Dennis A. Bingham
President, USW — Local 87L
21 Abbey Avenue
Dayton, Ohio 45417
Dear Mr. Bingham,
Subject: Future Pension Enhancements
During recent discussions between GM, Delphi and USW — Local 87L in regard to the Delphi bankruptcy, USW — Local 87L expressed concern about future pension plan enhancements of USW — Local 87L GM retirees compared to other GM union retirees given that it no longer bargains with GM or represents GM active employees.
GM understands USW — Local 87L’s concerns and provides assurance that, in the future, in determining the level of GM pension benefits for those USW — Local 87L retirees and surviving spouses, who are considered GM retirees and surviving spouses and who have 100% of their credited service in the GM Hourly Rate Employee Pension Plan and are receiving 100% of their pension benefits from the GM Hourly Rate Employee Pension Plan, GM will take into account the level of GM Hourly Rate Employee Pension Plan benefits provided to comparable former GM employees that were represented by the UAW and are now considered GM retirees or surviving spouses and who are receiving 100% of their pension benefits from the GM Hourly Rate Employee Pension Plan. In this regard, GM will, when making enhancements, afford those USW — Local 87L retirees noted above the same level of enhancement that the comparably situated UAW retiree receives (for example adjustments given to a UAW member who was a 414(l) transfer would be provided for a USW retiree who was also a 414(l) transfer), provided, however, that if UAW pension enhancements are provided because of treatment of such retirees in regard to other post-retirement benefits such enhancements would not be translated unless the comparable USW retiree received similar treatment in the other post-retirement benefit. This is not intended to mean GM can reduce pension benefits already accrued by USW-Local 87L retirees at the time of the change.

Sincerely,
/s/ D.W. Munger (lpc)

Mail Code 482-C36-152	Telephone 313-665-1876	Fax 313-665-1943

Dean W. Munger
Executive Director

August 16, 2007

Mr. Dennis A. Bingham
President, USW – Local 87L
21 Abbey Avenue
Dayton, Ohio 45417
Dear Mr. Bingham,
Subject: Future Post-Retirement Health Care Coverage
During recent discussions between GM, Delphi and USW — Local 87L in regard to the Delphi bankruptcy, USW — Local 87L expressed concerns about the post-retirement health care coverage treatment of USW- Local 87L GM retirees after 2011 compared to other GM union retirees given that it no longer bargains with GM or represents GM active employees.
GM understands USW — Local 87L’s concerns and provides assurance that future changes to the post-retirement health care benefits for USW — Local 87L retirees and surviving spouses, who are considered GM retirees and surviving spouses and who have retired no later than the date determined in the USW-Local 87L — GM — Delphi Special Attrition Program dated August 16, 2007 (“USW Retirees”) will be based on changes to the post-retirement health care benefits for former GM employees who were represented by the UAW who are considered GM retirees or surviving spouses (“UAW Retirees”). Changes to the post-retirement healthcare benefits for USW Retirees will be proportional to the changes to those benefits for UAW Retirees based on the differences between the USW — Local 87L Plan Design Changes dated August 16, 2007 and the UAW Plan Design Settlement Agreement dated December 16, 2005.

Sincerely,
/s/ D.W. Munger (lpc)

Mail Code 482-C36-152	Telephone 313-665-1876	Fax 313-665-1943

Dean W. Munger
Executive Director

August 16, 2007

Mr. Dennis A. Bingham
President, USW — Local 87L
21 Abbey Avenue
Dayton, Ohio 45417
Dear Mr. Bingham,
Subject: Benefit Guarantee
In reference to our discussion yesterday, GM makes the following commitment to the USW:
USW represented Delphi employees who check the box and transition to GM in order to retire will receive the same treatment, relative to health care and pensions as provided in the Benefit Guarantee, as UAW represented Delphi employees who check the box and flow back to GM in order to retire.
Let me know if you have any questions.

Sincerely,
/s/ A. Schwartz (lpc)

Mail Code 482-C36-152	Telephone 313-665-1876	Fax 313-665-1943

USW-DELPHI — GM
MEMORANDUM OF UNDERSTANDING
and SPECIAL ATTRITION PROGRAM – VANDALIA
DELPHI RESTRUCTURING
AUGUST 16, 2007
The United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union and USW-Local 87L (together, “USW”), Delphi, and the General Motors Corporation (“the Parties”) have a critical interest in Delphi’s successful emergence from bankruptcy with certain USW-represented operations. The Parties acknowledge that restructuring actions are necessary and commit to take specific actions to protect the needs of the Parties and their constituencies, continuing progress already made toward transforming Delphi’s labor cost structure and ongoing business operations. To enable continued transformation to more competitive wage and benefit levels, to address capacity, divestiture, work rules and staffing level issues, and to better position Delphi to retain existing business and attract new business, the Parties agree as follows on a two-party or three-party basis, as applicable, (the “Agreement”) subject to ratification by the membership as provided in G below.
A.	DURATION

Delphi and the USW agree that:
1.	This Agreement will continue until 11:59 p.m. on September 14, 2011.

2.	The agreement between Delphi Automotive Systems and Delphi Energy and Chassis Systems and Local Union 87, USW, dated December 8, 1999 (the “USW-Delphi Master Agreement”) including all applicable modifications resulting from the Memorandum of Understanding – Home Avenue – Delphi Restructuring dated August 16, 2007 and resulting from this Agreement will be extended until 11:59 p.m. on September 14, 2011. The agreement between Delphi Corporation and Thermal and Interior Systems Vandalia and USW Local 87, dated June 22, 1998 and the “Survival Plan” effective January 3, 2005 (the “Vandalia Local Agreements”), and all related agreements and understandings, as modified by this Agreement, are extended until 11:59 p.m. on September 14, 2011. With respect to the Vandalia operations, the terms of this Agreement supersede and govern in the event of a conflict between this Agreement and the other agreements cited above.

3.	With respect to the Ronald Pirtle letter dated December 17, 2004, it is understood between Delphi and the USW that this letter stays in full effect, except as modified by this Agreement including, without limitation, Section B.2.

4.	The agreements comprising the USW-Delphi collective bargaining agreements, master and local, following the effective date of this Agreement are set forth in Attachment E.
B.	SITE PLAN

The USW and Delphi agree as follows concerning the transformation of the Vandalia plant operations (see Attachment A):
1.	In order to keep the Vandalia Thermal Operation open it is necessary to achieve an all-in blended labor wage and benefit rate of $19.57 per hour, consisting of E-II and up to a maximum of 43 E-I production employees, as soon as possible and maintain that rate for the life of the Vandalia local agreement. Methods to maintain the $19.57 all-in blended rate may include, as an example, conversion of E-I personnel to the E-II wage and benefit structure, as mutually agreed by the USW and Delphi.

2.	Failure to accomplish and maintain this all-in blended wage and benefit rate will result in the Vandalia Thermal Operations being closed during the term of the Vandalia local agreements.
C.	WORKFORCE TRANSITION

Delphi, the USW and GM, as applicable, agree on the following Special Attrition Program (the “Program”) for Delphi-Vandalia Operations employees:
1.	Delphi-Vandalia Operations employees who are active or on leave status will be offered lump sum buyouts, less applicable withholding, to sever all ties with Delphi and GM except vested pension benefits (as such no pension supplements are payable) on a date no later than January 1, 2008. Employees with 10 or more years of seniority or credited service as of January 1, 2008, whichever is greater, are eligible for $140,000; employees with three (3) but less than 10 years seniority or credited service as of January 1, 2008, whichever is greater, are eligible for $70,000; and employees hired prior to January 1, 2005, but with less than three (3) years of seniority or credited service as of January 1, 2008, whichever is greater, are eligible for $40,000 (the “Buyout Payments”), paid in lump sum, less withholdings.

2.	Those employees hired after January 1, 2005 will receive lump sum payments (less withholding) of $5,000 on January 1, 2008 and January 1, 2009, provided they remain on the active roll as of the payment dates. Receipt of these payments is contingent upon a release of claims consistent with Paragraph C.5 of this agreement. These payments will not count towards the all-in wage and benefit rate referred to in Paragraph B.1 of this Agreement.

3.	The parties agree that the approximately twenty-five (25) employees at the Delphi Vandalia Operations who meet the retirement or pre-retirement program criteria contained in the Memorandum of Understanding – Home Avenue – Delphi Restructuring dated August 16, 2007 may, at the employee’s election, be transferred to Home Avenue Operations. Such employees who accept transfer to the Home Avenue Operations will be eligible to participate in the retirement or pre-retirement options of the USW-Delphi-GM Special Attrition Program - Transformation. If the employees elect to remain at the Vandalia plant, their base wage rates and benefits will be modified to E-I status, and they will be subject to the terms of Section C.7.

4.	The application period will begin as soon as possible and will end no later than the earlier of December 31, 2007 or 60 days after the application period begins.

5.	All participants will be required to sign a release form releasing all claims against Delphi, GM, and the USW except workers’ compensation claims.

6.	Delphi will use temporary employees as needed to bridge any difficulties arising from the implementation of the Special Attrition Program subject to the approval of Delphi and USW-Local 87L. Temporary employees will be paid at the rate of $8.00 per hour for production and $17.10 for skilled trades. Employees who have accepted a Buy Out under Section C.1 of this Agreement may be rehired as temporary employees. Such employees will be eligible for conversion to permanent status after 120 days of continuous employment per the Vandalia Local Agreement. Such converted employees will not be eligible for any coverage under the Term Sheet or for any transition options provided under this Agreement.

7.	In the event an insufficient number of E-I employees elect a buy out, the lowest seniority E-I employees over the maximum of 43 will be converted to E-II status effective December 31, 2007, and the plant staffing level will thereafter be adjusted in accordance with the local seniority agreement.

8.	The parties acknowledge the following matters:
a)	Delphi’s participation in this Program is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek in Delphi’s Chapter 11 cases. In the event such participation is not allowed by the Bankruptcy Court, no party will have any obligations under this Agreement. GM’s obligations in respect of the Program are subject to approval of the Program by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the allowance and/or treatment of GM’s claims as described in this Program and is otherwise reasonably satisfactory to GM and Delphi.

b)	The Program shall not be subject to abrogation, modification or rejection without the mutual consent of the USW, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this Program shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any party-in-interest (including the parties to this Program and the official statutory committees appointed in Delphi’s chapter 11 cases) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the USW and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

c)	For the avoidance of doubt, any obligations assumed by GM under this Program with respect to OPEB under Paragraph C.3 above or active health care and life insurance shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement.

d)	Nothing in this Agreement, the Bankruptcy Court’s approval of such Agreement, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this Agreement, such as (by way of illustration only) the obligation to maintain the hourly pension plan or provide retirees or active employees with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze its pension plan covering USW represented employees in a manner that prevents employees in the pre-retirement program from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in the pre-retirement program that it provides to its other active USW employees; provided, however, that if Delphi reduces or eliminates such coverage provided to its active USW employees, GM shall subsidize such coverage provided to employees participating in the pre-retirement program up to the level provided to GM active employees in accordance with the applicable plan provisions in effect between GM and the UAW at the time Delphi reduces or eliminates such coverages as amended from time to time. Except as otherwise expressly provided herein, nothing in this Agreement shall limit, expand or otherwise modify the rights or obligations of any party under the Benefit Guarantee between GM and the USW.

e)	Nothing contained herein, in the Bankruptcy Court’s approval of this Program, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation (a) any collective bargaining agreement between the USW and Delphi or (b) any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this Agreement, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to, in favor of, or for the benefit of GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
D.	PENSION AND OPEB / BENEFIT GUARANTEE
1.	The Parties have agreed to a Term Sheet – Delphi Pension Freeze and Cessation of OPEB and GM Consensual Triggering of Benefit Guarantee (the “Term Sheet”) with respect to the freezing of Delphi’s pension plan, the cessation of Other Post Employment Benefits (OPEB) for Delphi employees and retirees and the consensual triggering of the Benefit Guarantee. That agreement the “Term Sheet” is attached as Attachment B, and is incorporated by reference herein.

2.	GM and the USW agree that the period of time on or before which GM’s obligations under sections b., c., d., and e. of the Benefit Guarantee Agreement between GM and the USW, dated December 13, 1999 and signed December 22, 1999 (“Benefit Guarantee”), may be triggered shall be extended to December 31, 2007 (and to March 31, 2008 if Delphi has commenced solicitation of acceptances of its chapter 11 plan of reorganization prior to December 31, 2007 but the plan has not been confirmed and substantially consummated or such later date as GM shall agree to extend ), provided, however that notwithstanding the foregoing or any other provision of this Agreement, this extension shall be without prejudice to any rights, defenses or claims of any Party with respect to the Benefit Guarantee.
E.	MASTER AND LOCAL AGREEMENT MODIFICATIONS
1.	Guaranteed Income Stream (GIS)

The USW and Delphi agree that the Guaranteed Income Stream (GIS) Program (Exhibit E to the Master Agreement) will be eliminated.

2.	Transfer of Pension Assets and Liabilities – (414)(l)

A transfer of pension assets and liabilities will occur as provided in the Term Sheet pursuant to Internal Revenue Code Section (414)(l).

3.	Benefits

The USW and Delphi agree that effective January 1, 2008, benefits for E-II Delphi – Vandalia employees will be modified in accordance with Attachment C.

4.	Vacation Accrual
a.	The USW and Delphi agree that Section IV, item (6) of the hourly Vacation Pay Plan as outlined in the Delphi Interior Systems Agreement — Vandalia Plant dated June 22, 1998, and the Hourly vacation pay plan in the Local 87 Survival Plan effective January 3, 2005 will be modified to reflect the following vacation accrual schedule as soon as practicable.

For an Eligible Employee	Hours of Vacation
With Seniority of:	Entitlement
One but less than two years	48
Two but less than three years	56
Three but less than four years	80
Four but less than five years	88
Five but less than nine years	108
Nine but less than fifteen years	120
Fifteen but less than twenty years	140
Twenty years and beyond	160
b.	Employees must meet the eligibility requirements set forth in the Local Agreement.

c.	Without modifying or adding to any other provisions of the vacation entitlement section, an employee who has seniority but has not acquired one year’s seniority as of December 31st shall nevertheless become eligible for a percentage of 48 hours vacation pay pursuant to Section IV, Paragraphs 7 and 10 of the Local Agreement and the Survival Plan.
5.	Holidays

The USW and Delphi agree that effective as soon as practicable following October 1, 2007, Corporate-paid holidays shall be as follows:
October 1, 2007 – September 14, 2011

2007 (5 holidays)

Thanksgiving Day	Thursday, November 22, 2007
Day after Thanksgiving	Friday, November 23, 2007
Christmas Eve Day	Monday, December 24, 2007
Christmas Day	Tuesday, December 25, 2007
New Years Eve Day	Monday, December 31, 2007

2008 (10 holidays)

New Years Day	Tuesday, January 1, 2008
Martin Luther King, Jr. Day	Monday, January 21, 2008
Good Friday	Friday, March 21, 2008
Memorial Day	Monday, May 26, 2008
Independence Day	Friday, July 4, 2008
Labor Day	Monday, September 1, 2008
Thanksgiving Day	Thursday, November 27, 2008
Day after Thanksgiving	Friday, November 28, 2008
Christmas Day	Thursday, December 25, 2008
Day after Christmas	Friday, December 26, 2008

2009 (10 holidays)

New Years Day	Thursday, January 1, 2009
Day after New Years Day	Friday, January 2, 2009
Martin Luther King, Jr. Day	Monday, January 19, 2009
Good Friday	Friday, April 10, 2009
Memorial Day	Monday, May 25, 2009
Labor Day	Monday, September 7, 2009
Thanksgiving Day	Thursday, November 26, 2009
Day after Thanksgiving	Friday, November 27, 2009
Christmas Day	Friday, December 25, 2009
New Years Eve Day	Thursday, December 31, 2009

2010 (9 holidays)

New Years Day	Friday, January 1, 2010
Martin Luther King, Jr. Day	Monday, January 18, 2010
Good Friday	Friday, April 2, 2010
Memorial Day	Monday, May 31, 2010
Labor Day	Monday, September 6, 2010
Thanksgiving Day	Thursday, November 25, 2010
Day after Thanksgiving	Friday, November 26, 2010
Christmas Eve	Friday, December 24, 2010
New Years Eve Day	Friday, December 31, 2010

2011 (5 holidays)

Martin Luther King, Jr. Day	Monday, January 17, 2011
Good Friday	Friday, April 22, 2011
Memorial Day	Monday, May 30, 2011
Independence Day	Monday, July 4, 2011
Labor Day	Monday, September 5, 2011

The local parties are empowered to change and/or move paid holidays to different days by mutual agreement.

6.	Income Security Plan (ISP)

The USW and Delphi agree that applicable terms and conditions of the Supplemental Agreement, Exhibit D, and all local agreements that concern any income security plans, benefits, payments or practices shall be modified, eliminating the plan for employees classified as E-II. Any funds in an individual’s account will remain that of the employee for disbursement in accordance with plan regulations. The Plan will be modified and be limited to only currently existing E-I employee(s) at the rate of 18¢ per compensated hour.

7.	Funding for Joint Activities and Health & Safety

The USW and Delphi agree that as of the Effective Date of this Agreement, all funding for Joint Activities, including Health & Safety activities will be eliminated. Any future participation in joint activities after the Effective Date will be a matter of negotiation at the plant level.

8.	Independence Week

The USW and Delphi agree that:
a.	Independence Week Pay and Additional Time Off related to working during Independence Week will be eliminated.

b.	At its discretion, annually, the Corporation may designate the week in which the Independence Day holiday falls as a mandatory vacation period.

c.	Employees who are not scheduled to work during the Independence Week period shall have the option to use Vacation Entitlement hours, if available, or be granted an unpaid leave of absence for such period.

d.	Section 4, Paragraphs (22), (23a, b, c), (24), (25a, b, c), and (26) of the USW Local 87-L Delphi Vandalia Local Agreement will be eliminated.

e.	ATO days already earned in 2007 will be paid in accordance with Section IV, Paragraph 25 of the Local Agreement.
9.	COLA

The USW and Delphi agree that effective October 1, 2007, employees who are receiving the existing frozen COLA will have that COLA folded into their base wage rates. Thereafter, COLA will be eliminated.

10.	Shift Premium

The USW and Delphi agree that shift premium for E-II will be paid at a rate of 2.5% for 2nd shift and 5% for third shift. The shift premium for E-I employees will be paid at 5% for 2nd shift and 10% for third shift.

11.	AOL

The USW and Delphi agree that the corporate-paid subsidy for AOL will be discontinued.

12.	Overtime

The USW and Delphi agree to ensure that overtime is closely monitored in a continuous effort to achieve and maintain the targeted level of 10%. In particular, overtime paid at double time will be minimized or eliminated to the extent practicable. The Local 87L President or his designated representative and the Plant Manager or his/her designated representative will review this cost item in the regularly scheduled operations meetings. Further, it is also understood that double time will not be worked in other than emergency situations unless approved by the Divisional Director of Manufacturing or his/her designated representative.
F.	SETTLEMENT OF ALL EMPLOYEE, RETIREE AND UNION ASSERTED AND UNASSERTED CLAIMS

The Parties agree to the following in partial consideration for the USW entering into this Agreement and in consideration for the releases to be provided pursuant to Section G:
1.	Individual settlements pursuant to Transformation Program terms and conditions.

2.	The USW asserted and unasserted claims are resolved pursuant to the settlement contained in Section F.2 and F.3 of the USW-Delphi-GM Memorandum of Understanding – Home Avenue – Delphi Restructuring dated August 16, 2007.

3.	There shall be no waiver of rights, if any, to vested pension benefits, workers compensation benefits, unemployment compensation benefits, future claims arising out of the modified collective bargaining agreements, and pursuance of pending ordinary course grievances of employees remaining in the workforce.

4.	All other consideration and concessions provided by GM and Delphi under the terms of this Agreement and all attachments to this Agreement.
The Parties also acknowledge that (i) the consideration provided by GM pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan of reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) GM would not have made this contribution without obtaining the waivers and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

G.	EFFECTIVE DATES AND BANKRUPTCY PROCEEDINGS
1.	Subject to its terms and conditions, this Agreement is a final, binding and conclusive commitment and agreement that will be effective on the later of entry of an Order by the U.S. Bankruptcy Court approving this Agreement that is satisfactory to the USW, GM and Delphi (the “Approval Order”), or the first Monday following receipt by Delphi of written notice from the USW of ratification of the USW-Delphi-GM Memorandum of Understanding – Home Avenue Operations – Delphi Restructuring and the USW – Delphi – GM Memorandum of Understanding – Vandalia Operations – Delphi Restructuring (the “Effective Date”). The ratification process will commence as soon as practical following the date of this Agreement. In connection with Delphi’s prosecution of a motion to obtain entry of the Approval Order in the Bankruptcy Court, (a) Delphi shall use its best efforts to file a motion for approval of this Agreement in form and substance reasonably acceptable to the Parties to be heard not later than the first monthly omnibus hearing at which the motion can be considered under the case management orders entered in the Bankruptcy Court, (b) Delphi shall provide, to the extent reasonably practicable, both the USW and GM with copies of, and a reasonable opportunity to comment on, all motions, applications, proposed orders, pleadings and supporting papers prepared by Delphi for filing with the bankruptcy court relating to court approval of this Agreement, and (c) the Parties shall support the approval of this Agreement in the Bankruptcy Court without condition, qualification or exception.

2.	The parties acknowledge that the following provisions of this Agreement will not become effective until all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them and (b) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Agreement and the comprehensive settlement agreement between Delphi and GM:
a.	The Benefit Guarantee Term Sheet (Attachment B)

b.	Delphi pension freeze (Section D and Attachment B)

c.	Cessation of Delphi OPEB (Section D and Attachment B)

d.	414(l) transfer (Section E.2 and Attachment B)

e.	Section F.2
3.	The Parties agree that the order of the Bankruptcy Court approving this Agreement shall provide that any plan of reorganization consistent with this Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
a.	On the effective date of such plan of reorganization, the USW, all employees and former employees of Delphi represented or formerly represented by the USW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated, unliquidated, contingent, non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the USW and between GM and the USW related to such employees and the USW-GM-Delphi Memorandum of Understanding — Benefit Plan Treatment dated December 10, 1999 regarding pension and other matters concerning the employment of GM employees with Delphi Automotive Systems related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of this Agreement are not waived).

b.	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the plan of reorganization for the debtor) for the USW released parties (which shall include the USW and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the plan of reorganization, the disclosure statement concerning the plan of reorganization, this Agreement or the Agreements on Attachment E hereto or any contract, employee benefit plan, instrument, release or other agreement or document created, modified, amended or entered into in connection with either the plan of reorganization or any agreement between the USW or Delphi, or any other act taken or omitted to be taken consistent with this Agreement in connection with the Delphi bankruptcy.

c.	This Agreement and the agreements referenced in Attachment E shall be assumed under 11 U.S.C. §365.
4.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the USW and Delphi (except as provided for in Section G.3) or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The Parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any interested party (including the parties to this Agreement and the statutory committees) in all other aspects of Delphi’s Chapter 11 cases and that each Party to this Agreement reserves all rights not expressly waived herein.

5.	Unless this Agreement is consummated following all required approvals, nothing herein shall bind any of the Parties nor shall the Agreement be admissible in any judicial or other proceeding on behalf of or against any Party.
The parties, by their duly authorized officers and representatives, agree accordingly this 16th day of August, 2007.

United Steelworkers	Delphi Corporation	General Motors Corp

	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ RONNIE WARDRUP	/s/ DARRELL R. KIDD	/s/ LEON P. CORNELIUS

United Steelworkers - Local 87L	/s/ BERNARD J. QUICK

/s/ DENNIS A. BINGHAM	/s/ D. SCOTT MITCHELL

/s/ VIC ALEXANDER	/s/ M. BETH SAX

/s/ DARRELL COLLINS	/s/ STEVEN L. GEBBIA

/s/ JOHNNY L. CARROLL	/s/ THOMAS SMITH

United Steelworkers - Local 87L	Delphi Corporation	General Motors Corp

/s/ JULIAN S. PEASANT III	/s/ PATRICK J. MCDONALD

/s/ RICK ASHBURN	/s/ FRED ALEXANDER

/s/ ROGER W. ENGLE	/s/ MARK A. LEWIS

/s/ KENNETH F. ROLLINS

/s/ MARK SIZEMORE

/s/ MIKE RICHARDSON

/s/ WAYNE C. JOHNSON

/s/ GARY ADAMS

/s/ STEVE WILLIS

/s/ EARL D. SHEPARD

Attachment A

Attachment B – Benefit Guarantee Term Sheet
(Attached Separately)

Attachment C – Benefits
Effective January 1, 2008, the following changes are applicable to all Vandalia employees, skilled and production who are not retired (subject to the provisions of Attachment B), excluding E-1 employees (Benefit Code F4), whose benefits will remain unchanged. Delphi will seek to continue to provide the applicable health care plan (HMO) to these E-I employees as long as it is cost effective and the carrier will administer the plan. In the event the plan is no longer available, E-I employees will be placed in the Traditional Care Network.
Active Health Care
•	Medical and Drug coverage will be the Basic Medical Plan (BMP). The new plan will be referred to as the BCBS Basic Medical Plan, Delphi plan code 5607.

USW members affected by this change, who are currently enrolled in other plans, will be automatically enrolled in the BMP effective January 1, 2008. The benefit summary for this plan appears later in this attachment.

•	Dental and Vision coverages will be available after reaching 36 months of seniority.
Post-employment Health Care
•	Upon retirement from Delphi, eligible employees will be able to continue any health care coverages then in effect. Continuation of such coverages will be at the retiree’s own expense and will be the full cost of any coverages continued.

•	Delphi will provide a Retiree Health Care Credit Balance (“Balance”) that retirees can use to pay for continued coverages. Delphi will credit each balance with $0.50 for every compensated hour during the employee’s active employment after January 1, 2008. In no event will calculation of a per hour cost (i.e. a pennysheet) for Vandalia include more than $0.50 per hour to account for the cost of this Retiree Medical Account. Hours for which credit will generally be granted include any time for which pay is received, including straight-time hours, for such things as:
o	Bereavement Pay;

o	Call-in Pay;

o	Holiday Pay;

o	Jury Duty;

o	Overtime;

o	Short-term Military Duty; and

o	Vacation
•	The Balance will also be credited with interest on an annual basis. The interest rate is that for the 30-year U.S. Treasury Bond. Any interest will be credited based on the accrued Balance at the end of each calendar year and will be recorded no later than May 1 of each year. This Balance continues to accrue until retirement or death at which time all credits and interest will cease to accrue.

•	The Retiree Health Care Credit Balance will be a “notional” account and will not be funded but paid out of the general assets of the Corporation.

•	At retirement or death, as applicable, the retiree or eligible surviving spouse may begin to draw down the balance. Credits may only be used to pay for the cost of health care coverages continued through Delphi or health care coverages purchased on an individual basis or through another group. In other words the credits can be used for premiums or contributions towards premiums, but cannot be used to reimburse medical expenses such as deductibles and co-payments.

•	The Balance has no cash value and may not be transferred. Employees who leave Delphi without retiring forfeit any accumulated Balance.

•	Upon the death of the retiree or if an employee dies after an employee becomes eligible to retire voluntarily under the Hourly-Rate Employees Pension Plan, health care coverages that were available may be continued for an eligible surviving spouse and eligible dependents on a self-pay basis. If the retiree/employee was eligible for and had any remaining Balance, the surviving spouse will be allowed to draw from such Balance on the same basis as the retiree until the Balance is exhausted.

•	A surviving spouse age 65 or older who is eligible, but is not enrolled for Medicare Part B coverage is not eligible to draw upon the Balance. Coverages may be continued on a self-paid basis until Medicare Part B coverage is obtained. After enrollment in Part B, the surviving spouse may draw upon the Balance while Medicare Part B enrollment is maintained.
LIFE AND DISABILITY BENEFITS
•	Corporation-paid Life Insurance while active will be based on the reduced base hourly rate.

•	Corporation-paid Life Insurance will cease upon retirement; the employee may continue any employee-paid coverage.

•	Sickness and Accident Coverage based on the reduced base hourly rate and limited to 26 weeks of benefits over any rolling 12-month period. In no event will any employee be eligible for more than 60 weeks of benefits over the life of the Agreement.

•	For current recipients, Extended Disability Benefit Coverage will be based on the reduced base hourly rate. For new recipients, the Parties agree EDB will be made available on a self-pay basis, Extended Disability Benefits for a maximum of 36 months of disability at an amount determined in accordance with Schedule I of the table found in Article II, 5 of Exhibit B (Life & Disability Supplement to the 2003 Master Agreement). Note: The joint parties will aggressively pursue an insurance provider in an effort to make available a self-paid EDB program.
OTHER BENEFIT MODIFICATIONS

•	Pension benefits will be provided under a defined contribution plan via a Corporation contribution to the employee’s PSP account of 7% of eligible wages. If the Union discovers instances where the Corporation contribution is other than 7% of eligible wage, the Corporation will investigate and rectify any error so that the employee is credited with the appropriate contribution amount.
•	Applicable terms and conditions of the Supplemental Agreement, Exhibit D, and all local agreements that concern any income security plans, benefits, payments or practices shall not apply to E-II employees. Any funds in an individual’s account will remain that of the employee for disbursement in accordance with plan regulations.
•	GIS. will be eliminated

	BASIC MEDICAL PLAN (1)
	(Plan Code 5607)
ANNUAL		$900
DEDUCTIBLE		$1,800
Individual
Family
	In Network		Out-of-Network
COPAYMENTS	75%		55%
Plan Pays	25%		45%
You Pay
OUT OF POCKET	$2,500		None
MAXIMUM	$5,000		None
Individual
Family

Notes:

(1)	Annual deductibles, copayments, and out-of-pocket maximums are calculated on the basis of “Reasonable and Customary” charges (R&C) as determined by the carrier. For those carriers with “participating” or approved provider arrangements, it is the amount the participating/approved provider has agreed to accept for covered services.

(2)	Deductibles, copayments, and out-of-pocket maximums apply only to covered hospital/surgical and medical services. They do not include mental health/substance abuse coverage or prescription drug coverage.

(3)	Expenses for certain preventive services such as annual physical, routine screening mammographies, screening PSA tests, PAP smears and proctoscopies received in accordance with program guidelines are not subject to annual deductibles and copayments if received from a network provider.
OUTPATIENT SERVICES

• Outpatient Surgery	Same as in-hospital surgery; facility charges paid only for hospital outpatient department or carrier-approved ambulatory surgical center

• Physical Therapy	Carrier-approved providers covered; subject to utilization review

• Routine Office Visits	Routine office visits covered; one physical per year for enrollees over age six; includes appropriate screening exams

• Diagnostic X-Ray and Lab	Accepted procedures are covered

• Well-Baby Care	Covered through age six; not subject to annual deductibles and copayments if received from a network provider

• Preschool Immunization	Covered for all ages when medically necessary

• Mammography Screening, Pap Smears, PSA Screening	Covered 100% when received in accordance with program guidelines; not subject to annual deductibles and copayments

• Allergy Testing and Injections	Not covered
HOSPITAL SERVICES These services require preauthorization: Call SHPS at 1-877-405-0134

• Semiprivate Room and Board, X-ray, Other Hospital Services	Up to 365 days, semiprivate; 60 days out-of-care renewal period; excludes admissions for custodial care, physical therapy, dental procedures, and certain non-covered surgeries (e.g., cosmetic, refractive eye, sterilization reversals)

• Surgery	Most medically necessary surgeries covered

• Doctor Visits In-Hospital	Covered; includes consultations

• Maternity Benefits	Covered
SKILLED NURSING CARE These services require preauthorization: Call SHPS at 1-877-405-0134

• Skilled Nursing Facility	Up to 730 days; 60 days out-of-care renewal period; excludes custodial care Medically necessary skilled/part-time/intermittent care provided in the home by carrier-approved provider.

• Home Health Care	Limited to cost of equivalent care in a nursing facility. If mixture of skilled and unskilled services, or if skilled services exceed part-time and intermittent level, no coverage under BMP.
EMERGENCY

• Ambulance	Covered when medically necessary

• Physician/Other Emergency Room Services	Covered if qualifies as emergency; otherwise, physician services covered as office visit and facility charges denied
PRESCRIPTION DRUGS Administered by Medco Health: 1-800-711-3459 or www.medcohealth.com

• Participating Pharmacies	You pay 25% ($15 minimum/$35 maximum) up to 34-day supply per prescription/refill for brand name prescriptions You pay $5 up to 34-day supply per prescription/refill for generic prescriptions

• Nonparticipating Pharmacies	You pay for the prescription and are reimbursed 75% of R&C, less the required copayment

• Mail-Order Prescription	You pay $40 up to 90-day supply per prescription/refill for brand name prescriptions You pay $12 up to 90-day supply per prescription/refill for generic prescriptions

NOTE:	Prescriptions for weight control, inducement of pregnancy, and cosmetic purposes are excluded. Prescriptions for smoking cessation limited to Mail Order and subject to controls. Certain Maintenance Medications must be received through Mail Order after the original script and 2 refills have been obtained at retail.

MENTAL HEALTH & SUBSTANCE ABUSE	These services require preauthorization: Call CIGNA Behavioral Health at 1-888-371-0767

• Outpatient Services	Mental Health: 1-20 visits at 100%, 21-35 at 75%; Substance Abuse: 1-35 visits at 100%

• Psychological Testing	100% only when authorized

• Inpatient/Residential (Includes Detoxification)	Up to 45 days per benefit period

• Day/Night Treatment	Up to 90 visits per benefit period. Each (1) day of inpatient care reduces by two (2) the number of days available for day or night treatment
HEARING CARE

• Examination/Hearing Aid	One every 36 months. Services must be obtained from a carrier-approved provider

DURABLE MEDICAL EQUIPMENT/PROSTHETICS & ORTHOTICS (DME/P&O)	Administered by Northwood/NPN at 1-800-936-9314

In Network: Covered at 100% when medically necessary.
Out-of-Network: Enrollee must submit claim to Northwood/NPN. Claim is subject to the in-network reimbursement if medically necessary. Any remaining balance is the enrollee’s responsibility.

OTHER

• Medicare Eligible	Accepted.

• Sponsored Dependents	Accepted. You pay cost

Attachment C
Intentionally omitted – Vandalia attrition options contained in Section C of this Agreement

Attachment E – List of Agreements
(Attached Separately)

Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, or any plan sponsor of the Delphi Hourly-Rate Employees Pension Plan (“Delphi”), and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union and its Local Union 87L (“USW”) regarding the freeze of the 2003 Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”), Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement life insurance benefits (hereinafter referred to as “OPEB”), and the terms of a consensual triggering and application of the Benefit Guarantee agreement between GM and the USWA, dated December 13, 1999 and signed December 16, 17 and 22, 1999 (“Benefit Guarantee”). For purposes of this Term Sheet, the term “Covered Employee” will have the same meaning as in the Benefit Guarantee and does not include employees who were employed under a competitive hire agreement unless they were at parity for wages and benefits as of May 28, 1999, provided however, that USWA represented employees who were employed as of May 28, 1999 and were initially hired under a competitive hire agreement that provided for them to grow into full parity for all purposes, including but not limited to all benefit participation on the same basis as non-competitive hire employees and the ability to grow into full wage parity, are also Covered Employees, provided further that USW represented employees who retired on or before July 1, 2007 and are receiving Delphi paid post-retirement health care benefits under the terms of the Delphi Health Care Program for Hourly Employees will be considered a Covered Employee for purposes of the OPEB provisions of this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA. This Term Sheet supersedes any and all previous letters, agreements and understandings that are not specifically addressed herein pertaining to the matters set forth in this Term Sheet.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the USW-Delphi-GM Memorandum of Understanding – Home Avenue – Delphi Restructuring and the USW-Delphi-GM Memorandum of Understanding – Vandalia – Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the USW resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the USW; (b) successful ratification by the USW membership of such of the agreements referred to in the preceding clause as are determined by the USW to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.
          Pensions
3)	Pursuant to the Plan and this Term Sheet, Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP, except as set forth in paragraph 4.b. of this Term Sheet.

4)	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. In this regard, the parties agree as follows:
a)	Covered Employees, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

b)	Delphi employees who are participants in the Delphi HRP (without regard to whether they are also “Covered Employees”) who are participants in a USW-GM-Delphi Special Attrition Program, if such a program is agreed to and implemented (the “SAP”), and who are not retired or separated from service under the SAP as of the Freeze Date, will receive credited service in the Delphi HRP for all purposes, including but not limited to eligibility, vesting and future benefit accruals, as if there were no freeze, until the earlier of their retirement or separation from service under the terms of the SAP. For the avoidance of doubt, the Delphi HRP is solely responsible for all credited service for accrual, vesting and eligibility purposes for all Delphi participants in the SAP, including but not limited to participants in the pre-retirement program option. Further, all Delphi SAP participants will be eligible for and will receive full Delphi HRP benefits upon their retirement under the terms of the SAP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date. SAP participants are not eligible to receive Delphi contributions or matching contributions under any Delphi defined contribution pension plan.

c)	Covered Employees (other than those referred to in paragraph 4.b. of this Term Sheet) who are eligible to retire as of the Freeze Date will, upon their retirement, receive from the frozen Delphi HRP all benefits provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP.

d)	Covered Employees (other than those referred to in paragraph 4.b. of this Term Sheet) who become eligible to retire after the Freeze Date, when taking into account Delphi credited service, their age at retirement, any GM credited service provided for under paragraph 8. of this Term Sheet, and any other applicable credited service (including credited service as recognized by the Delphi HRP in accordance with paragraph 5 of this Term Sheet), will upon their retirement receive from the Delphi HRP all benefits provided for in the Delphi HRP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date.

e)	For the avoidance of doubt, Covered Employees referred to in paragraphs 4.c. and 4.d. of this Term Sheet, will, upon retirement, receive from the Delphi HRP in addition to any other applicable Delphi HRP benefits the:
i.	full amount of the 30 & out benefit through age 62 and one month, or the 80% date for those born on or before September 14, 1945, including, but not limited to, the full Early Retirement Supplement, in effect as of the date immediately preceding the Effective Date;

ii.	portion of the Interim Supplement (which is applicable in both 85 point and 60 & 10 retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date and age at the time of retirement; and

iii.	portion of the Temporary Benefit (T&PD and mutual retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date, not to exceed 30 years.
f)	For the avoidance of doubt, no Delphi HRP participants, including the Covered Employees referred to in paragraphs 4.a. through 4.d. of this Term Sheet, will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007, except as may be mutually agreed by the USW and Delphi after the term of the extended 1999 USWA-Delphi Master Agreement, i.e. after September 14, 2011. Additionally, no new participants will be allowed to join the frozen Delphi HRP.

g)	Until the Freeze Date, Covered Employees will continue to receive credited service in the Delphi HRP for all purposes, including but not limited to, eligibility, vesting, and future benefit accruals. During this period, such Covered Employees will not be eligible for any other corporation provided defined benefit or defined contribution pension benefits or accruals. At the expiration of this period they will become eligible to participate in all benefit plans at their location on the same basis as other USW employees at such location.

h)	Covered Employees who continue to be employed by Delphi, or any Delphi operation divested after October 8, 2005, after the period of time they are eligible to accrue credited service in the GM HRP under paragraph 8.a. of this Term Sheet will become eligible to receive any applicable Delphi contributions or matching contributions under any Delphi defined contribution pension plan following the expiration of such period.
5)	After the Freeze Date, all Delphi HRP participants (other than those referred to in paragraph 4.b. of this Term Sheet), including, but not limited to, Covered Employees who are employed at a Delphi operation divested after October 8, 2005, who had not retired or separated from service as of the Freeze Date will, subject to the other terms of the Delphi HRP in effect as of the date immediately preceding the Effective Date, be treated in the Delphi HRP as active participants for all purposes, other than future benefit accruals based on additional credited service, for all periods of time on or after the Freeze Date and prior to retirement or separation from service from Delphi, GM, or any Delphi operation divested after October 8, 2005; provided, however, that for any Delphi operation divested after October 8, 2005 and prior to the Effective Date such active participant treatment is subject to paragraph 6 of this Term Sheet.
6)	The Delphi HRP’s ability to treat separated employees who are employed at a Delphi operation divested after October 8, 2005 and prior to the Effective Date, as active participants for all purposes other than future benefit accruals based on additional credited service in accordance with paragraph 5 of this Term Sheet is contingent upon Delphi obtaining all required governmental approvals (which Delphi is seeking). If Delphi does not obtain such governmental approvals, Delphi will provide an alternative to enable such participants to continue to accrue credited service for purposes of vesting and eligibility to retire the same as other similar active Delphi HRP participants. For separated employees employed at a Delphi operation divested after October 8, 2005 and prior to the Effective Date, such alternatives include, but are not limited to, temporarily leasing the employees to a successor employer or amending the frozen Delphi HRP on a retroactive basis (i.e., after the Effective Date) to recognize credited service with a successor employer for purposes of vesting and eligibility (but not benefit accrual).
7)	In furtherance of the Plan, the parties agree that Delphi’s action to freeze the Delphi HRP as set forth in paragraph 3. of this Term Sheet will trigger sections b. and e. of the Benefit Guarantee for Covered Employees as of the Freeze Date.
8)	In accordance with GM’s obligations under section b. of the Benefit Guarantee, GM and the USW agree that as of the Freeze Date the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”) will be amended to provide the following:

a)	Covered Employees, who are Delphi employees as of the Freeze Date or Covered Employees who are employed at a Delphi operation divested after October 8, 2005 and prior to the Freeze Date (other than those referred to in paragraph 4.b. of this Term Sheet), will be eligible to accrue credited service under the GM HRP for all purposes, including but not limited to eligibility, vesting, and future benefit accruals for the seven (7) year period commencing on the Freeze Date. Any such benefits provided by the GM HRP shall be at the level and scope in effect at Delphi on the day immediately preceding the Effective Date and shall be secondary to benefits provided by Delphi, the Delphi HRP, any Delphi operation divested after October 8, 2005 or any benefit plan of such operation, any of their subsidiaries, affiliates or successors or associated pension plans, and/or the PBGC. In no event shall the GM HRP provide pension benefits on such credited service at a level and scope that exceeds that being provided to hourly retirees of GM. The amount of such credited service accrued will equal:
i.	the amount of credited service that, but solely for the Freeze, would have been earned after the Freeze Date under Article III of the Delphi HRP in effect as of the date immediately preceding the Effective Date; and

ii.	to the extent not taken into account in paragraph 8.a.(i) of this Term Sheet, the amount of credited service that, but solely for the Freeze and divestiture, would have been earned while working after the Freeze Date at any Delphi operation divested after October 8, 2005.
Nothing in this Term Sheet shall be deemed to require GM to grant credited service beyond that described in this section 8.a. Employees shall be provided only the amount of credited service earned as described in this section 8.a, and shall not receive credited service otherwise.

b)	In regard to the credited service accrued in the GM HRP under paragraph 8.a. of this Term Sheet, the GM HRP will recognize Delphi HRP credited service accrued prior to the Freeze Date for purposes of vesting and eligibility to retire for any Covered Employee. No other Delphi HRP credited service will be recognized by the GM HRP.

c)	The GM HRP benefit payable to a Covered Employee, who retires as a normal retirement under Article II, section 1. of the Delphi HRP and GM HRP, will be a Basic Benefit based on GM HRP credited service accrued under paragraph 8.a. of this Term Sheet and the rates in effect under the Delphi HRP as of the Effective Date.

d)	The GM HRP benefit payable to a Covered Employee, who retires under Article II, section 2(a)(3) of the Delphi HRP and GM HRP with 30 or more years of credited service prior to age 62 and one month, will be a Basic Benefit payable beginning at age 62 and one month based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet and the rates in effect under the Delphi HRP as of the Effective Date.

e)	The GM HRP benefit payable to a Covered Employee, who retires under the Delphi HRP and GM HRP prior to age 65 with 85 Points or age at least 60 with 10 or more years of credited service, under Article II, section 2(a)(1) or 2(a)(2) of the Delphi HRP and GM HRP or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the GM HRP, or for the Home Avenue plant only (including, but not limited to, those Covered Employees at the Home Avenue plant who transfer in accordance with their seniority to the Vandalia plant in conjunction with cessation of operations at the Home Avenue plant), as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP, will consist of the following:
i.	the Basic Benefit based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of retirement, and the rates in effect under the Delphi HRP as of the Effective Date. Such benefits from the GM HRP are payable beginning upon the date of retirement and will be redetermined, if applicable at age 62 and one month, under the terms of the Delphi HRP in effect as of the date immediately preceding the Effective Date; and

ii.	if applicable, an interim supplement based on the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date for the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet and age at time of retirement. The duration of such interim supplement is modified as set forth in the letter in the Delphi HRP entitled Social Security.

iii.	if applicable, a temporary benefit based on the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date for the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. Provided, however, that such number of years of credited service when added to the number of years of credited service in the Delphi HRP will not exceed 30. The duration of such temporary benefit is modified as set forth in the letter in the Delphi HRP entitled Social Security.
f)	Any Covered Employee who, after considering: i) the credited service accrued in the GM HRP under paragraph 8.a. of this Term Sheet; ii) the Delphi HRP credited service recognized in the GM HRP for eligibility to retire under paragraph 8.b. of this Term Sheet; and iii) age at retirement or separation from service from Delphi, or any Delphi operation divested after October 8, 2005, is not eligible for retirement under the GM HRP as described in paragraph 8.c., 8.d., or 8.e. of this Term Sheet, will receive only a deferred vested benefit from the GM HRP based on the years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. The Basic Benefit will be based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of benefit commencement, and the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date. Additionally, if Delphi does not obtain all required government approvals referenced in paragraph 6 of this Term Sheet and does not otherwise treat a participant as an active participant as described in paragraph 6 of this Term Sheet, such participant will receive only a deferred vested benefit from the GM HRP based on the years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. The Basic Benefit will be based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of benefit commencement, and the rates in effect under the Delphi HRP as of the date immediately preceding Effective Date. Neither GM, or the GM HRP, will have any obligation to supplement the deferred vested amounts set forth above.

g)	Provided that Delphi complies with its obligations set forth in sections 3, 4, and 5 of this Term Sheet, GM’s adherence to the provisions of sections 8.a through 8.f of this Term Sheet shall constitute full compliance with its obligations under section b. of the Benefit Guarantee.

h)	For the avoidance of doubt, for the purposes of paragraph 8 of this Term Sheet for Covered Employees who have not retired or separated from service from Delphi, GM, or any Delphi operation divested after October 8, 2005, the GM HRP will continue to recognize the growth in age of such Covered Employees during the period they are considered an active participant in the Delphi HRP pursuant to paragraph 5 of this Term Sheet. For purposes of such recognition of growth in age in the GM HRP, such Covered Employees will not be considered by the GM HRP to have separated from service from GM on a “time for time” basis during the period they are considered an active participant in the Delphi HRP pursuant to paragraph 5 of this Term Sheet.
9)	Unless GM and the USW otherwise agree in future bargaining the benefit rate applicable to any service accrued in the GM HRP under paragraph 8.a. of this Term Sheet will be the rate in effect in the Delphi HRP on the Effective Date. Unless Delphi and the USW otherwise agree in future bargaining after the term of the extended 1999 USWA-Delphi Master Agreement, i.e., after September 14, 2011, the benefit rate applicable to service accrued in the Delphi HRP will be the rate in effect under the Delphi HRP on the date immediately preceding the Effective Date.

10)	In regard to the triggering of section e. of the Benefit Guarantee as of the Freeze Date, no benefits will be paid pursuant to section e. of the Benefit Guarantee unless Delphi or the Delphi HRP fail to pay pension benefits to Covered Employees as set forth in this Term Sheet. Any benefits provided pursuant to section e. of the Benefit Guarantee will when combined with any pension benefits received (x) from a pension plan sponsored by Delphi, any of its subsidiaries or affiliates or any of their successor company(ies), (y) from the PBGC, and/or (z) from a pension plan sponsored by GM, result in the retired Covered Employees receiving pension benefits equal to those called for in the USW-Delphi agreement applicable as of the date immediately preceding the Freeze Date.

11)	In the event that anytime after the Freeze Date, the Delphi HRP is terminated or Delphi further amends the Delphi HRP in a manner that diminishes the benefits from the Delphi HRP to a level below those required by this Term Sheet, sections b. and e. of the Benefit Guarantee will continue in full force and effect with respect to such subsequent termination and/or amendment, regardless of whether such subsequent termination and/or amendment occurs before or after October 18, 2007.

12)	For purposes of determining Base Hourly Rate in the Delphi HRP and the GM HRP for all Covered Employees who are SAP participants, the highest straight time hourly rate plus any cost-of-living allowance in effect during the last 13 consecutive pay periods the Covered Employee actually worked will be utilized. For all other Covered Employees, Base Hourly Rate for purposes of then Delphi HRP and GM HRP will be the higher of Base Hourly Rate calculated (a) on the day preceding the date they transition to employment under new terms and conditions of a USW-Delphi agreement or (b) on the date of retirement. The Delphi HRP and GM HRP benefit class code applied to a Covered Employee who becomes covered by new terms of an USW-Delphi agreement will be no lower than the benefit class code in effect for such employee on the date immediately preceding their becoming covered by such agreement.

13)	The parties agree that, except as otherwise mutually agreed by the USW and Delphi after the term of the extended 1999 USWA-Delphi Master Agreement, i.e. after September 14, 2011, Delphi will not amend the frozen Delphi HRP or successor plan to allow for lump sum distributions, to provide a more lucrative benefit formula, or to provide for an expansion of credited service provisions or benefits. Additionally, at no time shall Delphi take such actions at levels exceeding those provided for in the GM HRP as the GM HRP may be amended from time to time, unless all GM and GM HRP obligations under sections b. and e. of the Benefit Guarantee are extinguished.
          OPEB
14)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its USW represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.

15)	In furtherance of the Plan and this Term Sheet, the parties agree that Delphi’s action to cease providing or offering OPEB on the basis referred to in paragraph 14 of this Term Sheet will trigger sections c. and d. of the Benefit Guarantee as of the Cessation Date as set forth herein. The parties further agree that the scope or manner in which GM satisfies its obligations under sections c. and d. of the Benefit Guarantee and this Term Sheet will not result in OPEB liability to Delphi. The parties further agree that GM will not satisfy its obligations under the Benefit Guarantee and this Term Sheet by reimbursing employees for COBRA continuation premiums.
16)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
17)	In full satisfaction of the GM’s obligations under sections c. and d. of the Benefit Guarantee, GM agrees to provide post-retirement medical and employer paid post-retirement life insurance to eligible Covered Employees as described herein. The parties further agree that the Special Benefit described in Article 5 of the USW-Delphi health care agreement is a post-retirement medical benefit as defined in paragraph c.2 of the Benefit Guarantee, and is therefore covered by the Benefit Guarantee and the obligations set forth in the preceding sentence. The parties further agree as follows:
A.	This triggering of sections c. and d. of the Benefit Guarantee shall apply only to Covered Employees :
i.	who as of the Effective Date are retired from Delphi with eligibility for OPEB under the terms of the 1999 Delphi-USWA Master Agreements;

ii.	who as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out ) , or for the Home Avenue plant only

(including, but not limited to, those Covered Employees at the Home Avenue plant who transfer in accordance with their seniority to the Vandalia plant in conjunction with cessation of operations at the Home Avenue plant), as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP, with OPEB under the terms of the 1999 USWA-Delphi Master Agreement in effect on the date immediately preceding the Effective Date; or

iii.	who when considering all Delphi HRP credited service accrued prior to the Freeze Date and GM HRP credited service obtained pursuant to paragraph 8.a. of this Term Sheet, become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) , or for the Home Avenue plant only (including, but not limited to, those Covered Employees at the Home Avenue plant who transfer in accordance with their seniority to the Vandalia plant in conjunction with cessation of operations at the Home Avenue plant), as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the GM HRP, within 7 years of the Effective Date; or

iv.	who when considering all Delphi HRP credited service accrued prior to the Freeze Date and GM HRP credited service obtained pursuant to paragraph 8.a. of this Term Sheet have ten (10) years of credited service within 7 years of the Effective Date and have attained age 55 within 7 years of the Effective Date.
B.	The parties agree that there is no triggering of sections c. and d. of the Benefit Guarantee for any Covered Employees other than those specifically identified in sub-paragraph A. of this paragraph of the Term Sheet.

C.	All post-retirement medical benefits provided with respect to Covered Employees by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees (provided however that the Covered Employees referenced in paragraph 17.A.(iv) of this Term Sheet, upon their retirement or separation from service from Delphi, GM, and any Delphi operation divested after October 8, 2005, will be treated for OPEB purposes as if they are eligible to retire). As such GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151),, on the same basis as such benefits are provided to GM-IUE hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

D.	All employer-paid post-retirement Basic Life Insurance benefits provided with respect to Covered Employees by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees (provided however that the Covered Employees referenced in paragraph 17.A.(iv) of this Term Sheet, upon their retirement or separation from service from Delphi, GM, and any Delphi operation divested after October 8, 2005, will be treated for OPEB purposes as if they are eligible to retire) and will be at the level provided for Delphi USW retirees on the date immediately preceding the Effective Date, provided however that in no event shall GM be required to provide benefits to Covered Employees at a level and scope that exceeds that being provided for USW-represented hourly retirees of GM.

E.	The parties also agree that, if any Covered Employee other than those specifically identified in sub-paragraph A of this paragraph of the Term Sheet does not return to GM for purposes of retirement under and subject to the terms of the SAP, he or she will be deemed ineligible for OPEB from GM or Delphi. Provided however, that if a Covered Employee meets all of the following conditions: (a) is on an approved Extended Disability Leave of Absence from Delphi as of the Effective Date; (b) cannot become eligible to retire with GM post-retirement medical and employer paid post-retirement life insurance pursuant to paragraph 17. A. of this Term Sheet; (c) has applied for a Total and Permanent Disability retirement under Article II, Section 3 of the Delphi HRP within 7 years of the Effective Date and if approved retires; (d) meets the requirements to retire with GM provided post-retirement medical and employer paid post-retirement life insurance under the provisions of paragraph 17 of this Term Sheet without regard to the reference to “within 7 years of the Effective Date” contained in paragraph 17.A. iii. of this Term Sheet; and (e) has unbroken seniority with Delphi when they retire; such Covered Employee will be treated as a flowback to GM “check the box” only for purposes of post-retirement medical and employer paid post-retirement life insurance. This provision addressing Covered Employees on Extended Disability Leave from Delphi will not apply to any other leave of absence, paid or unpaid, and does not impact any pension provision in this Term Sheet

          General Provisions
18)	It is the intent of the parties that, except as specifically required by this Term Sheet, no employee covered by this Term Sheet can simultaneously receive, earn or accrue credited service, pension contributions, OPEB contributions or eligibility in more than one pension or OPEB plan sponsored or funded by GM, Delphi, a successor company and/or any Delphi operation divested after October 8, 2005, i.e. no “double dip”. As a result, the parties agree as follows:
a)	During the period of time a Covered Employee is eligible to accrue credited service in the GM HRP under paragraph 8.a. of this Term Sheet, such Covered Employee will not be eligible to receive Delphi contributions or matching contributions under any Delphi defined contribution pension plan, or receive accruals in or contributions to any other defined benefit or defined contribution pension plan that is established or maintained by Delphi, a successor company or any Delphi operation divested after October 8, 2005;

b)	Neither Delphi, a successor company, nor any Delphi operation divested after October 8, 2005 will provide any payments, contributions or accruals relating to OPEB to any Covered Employee who can attain eligibility to receive OPEB from GM pursuant to paragraph 17 of this Term Sheet; and

c)	Neither Delphi, a successor company, nor any Delphi operation divested after October 8, 2005 will provide any payments, contributions or accruals relating to OPEB to any Covered Employee or other employee who attains eligibility for GM provided or GM funded OPEB through any means.
19)	Delphi, GM, and the USW agree to make all collective bargaining agreement, pension, and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.
20)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the USW, all employees and former employees of Delphi represented or formerly represented by the USW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB and the triggering of the Benefit Guarantee; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM HRP, the GM Health Care Program for Hourly Employees, the GM Life and Disability Benefits Program for Hourly Employees, Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the USW. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

21)	Delphi and GM will cause a transfer of pension assets and liabilities from the Delphi HRP to the GM HRP. This transfer is part of the overall Delphi restructuring and is designed to improve the funding level of the Delphi HRP. The transfer will have no effect on accrued pension benefits for employees who either remain in the Delphi HRP or are transferred to the GM HRP. Such transfer will be in an amount agreed to between GM and Delphi and will be conducted in accordance with Section 414(l) of the Internal Revenue Code of 1986, as amended, and Section 208 of the Employee Retirement Income Security Act of 1974, as amended.
a)	Any such transfer will be subject to the Internal Revenue Service (“IRS”) ruling issued to Delphi and GM on May 29, 2007 related to the transfer, as may be amended from time to time.

b)	The participants and their corresponding assets and liabilities to be included in the transfer will proceed in the following order to the extent necessary to achieve the amount of the transfer agreed upon by GM and Delphi.
i)	All UAW-represented employees who, before the date of the transfer (“the Transfer Date”), have flowed back to GM from Delphi (retired and active) or IUE-CWA represented employees who return to GM under a flowback or preferential hiring agreement.

ii)	Participants on a proportionate basis by union in any pre-retirement program (“PRP”) option offered and selected as part of the UAW-GM-Delphi Special

Attrition Program, the IUE-CWA-GM-Delphi Special Attrition Program, any such Delphi PRP option included in any special attrition program negotiated with the USW, and any other PRP option in a special attrition program implemented prior to the Transfer Date. Within a given union, retired participants will be selected prior to active participants.

iii)	Participants on a proportionate basis by union in the MSR option offered by Delphi to Delphi employees (the “Delphi MSR”) in the UAW-GM-Delphi Special Attrition Program, the IUE-CWA-GM-Delphi Special Attrition Program, any such Delphi MSR option included in any special attrition program negotiated with the USW, and any other MSR option in a special attrition program implemented prior to the Transfer Date.

iv)	The selection of retired or active PRP participants will be based on the highest seniority with Delphi as of the participant’s retirement date for retired PRP participants, or the Transfer Date for active PRP participants. The selection of Delphi MSR participants will be based on the highest seniority with Delphi as of the participant’s retirement date.
c)	Except as otherwise agreed in future bargaining, the benefit payable by the GM HRP relating to the liability transferred to the GM HRP for a participant whose assets and liabilities were transferred will be based on the Delphi HRP rate in effect as of the Transfer Date. To the extent assets and liabilities associated with active flowbacks and PRP participants are included in the transfer, GM will assume the responsibility for recognizing all past and future benefit service for this population under the GM HRP, including but not limited to the payment of any early retirement supplement.

d)	After the transfer, the Delphi HRP will not retain any obligations for or relating to the pension liabilities transferred.
22)	Nothing in this Term Sheet shall be deemed to prevent the USW and Delphi, after the term of the extended 1999 USWA-Delphi Master Agreement, i.e., after September 14, 2011, from negotiating future changes in pension or other benefits payable to any Covered Employee.
23)	The parties have developed a series of examples (the “Examples”), attached hereto as Appendix 1, to show the operation of the provisions of this Term Sheet. The Examples are incorporated herein and made part of this Term Sheet. For the Examples which include individuals whose assets and liabilities are transferred in the 414(l) transfer, the pension benefit amount to be paid from the Delphi HRP will be payable from the GM HRP.
24)	In the event a situation involving the pension benefits of a Covered Employee arises that is not addressed by the terms of this Term Sheet or the examples that are a part of this Term Sheet, the intent of the parties is as follows. The pension benefits provided under paragraph 8 of this Term Sheet when combined with pension benefits payable by Delphi plans and the PBGC will in the aggregate equal the benefits that would have been provided under the terms of the Delphi HRP in effect on the date immediately preceding the Effective Date, assuming the Delphi HRP was not frozen until expiration of a period of 7 years from the Freeze Date. In applying this paragraph all conditions set forth in this Term Sheet continue to apply. Neither GM nor the GM HRP will recognize Mutual Retirements from the Delphi HRP or any extra grants of age or credited service, or other acceleration of retirement eligibility by Delphi or the Delphi HRP, unless specifically agreed to in writing by GM in its sole discretion. Nothing in this paragraph shall expand any obligation under paragraph 8 of this Term Sheet or require GM or the GM HRP to provide more years of credited service to a Covered Employee than are provided for under paragraph 8.a. i and ii of this Term Sheet.
The parties, by their duly authorized officers and representatives, agree accordingly this 16th day of August, 2007.

United Steelworkers	Delphi Corporation	General Motors Corp

	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ RONNIE WARDRUP	/s/ DARRELL R. KIDD	/s/ LEON P. CORNELIUS

United Steelworkers
of America, Local 87L	/s/ BERNARD J. QUICK

/s/ DENNIS A. BINGHAM	/s/ D. SCOTT MITCHELL

/s/ VIC ALEXANDER	/s/ M. BETH SAX

/s/ DARRELL COLLINS	/s/ STEVEN L. GEBBIA

/s/ JOHNNY L. CARROLL	/s/ THOMAS SMITH

/s/ JULIAN S. PEASANT III	/s/ PATRICK J. MCDONALD

/s/ RICK ASHBURN	/s/ FRED ALEXANDER

/s/ ROGER W. ENGLE	/s/ MARK A. LEWIS

/s/ KENNETH F. ROLLINS

/s/ MARK SIZEMORE

/s/ MIKE RICHARDSON

United Steelworkers
of America, Local 87L	Delphi Corporation	General Motors Corp

/s/ WAYNE C. JOHNSON

/s/ GARY ADAMS

/s/ STEVE WILLIS

/s/ EARL D. SHEPARD

Term Sheet–Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
Basic Life Insurance Examples – August 10, 2007
Example #1- “30 and Out” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 33.5 years of credited service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)

▪	Upon attainment of age 65 in 2021, the $61,000 amount begins to reduce by 2% per month over approximately 25 months until reaching the Ultimate Amount

▪	Ultimate Amount equals $30,653 (33.5 years of credited service x 1.5% = 50.25%; Eligible for 50.25% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #2- “30 and Out” Retirement within 7 years of the Effective Date But The Employee Continues to Work For Longer than 7 years
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 8.5 years
30&Out Retirement
Retirement effective 1/1/2016 with 35 years of service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)
▪	Upon attainment of age 65 in 2023, the $61,000 amount begins to reduce by 2% per month over approximately 25 months until reaching the Ultimate Amount
▪	Ultimate Amount equals $30,653 (33.5 years of credited service x 1.5% = 50.25%; Eligible for 50.25% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #3- “85 Point” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)
▪	Upon attainment of age 65 in 2017, the $61,000 amount begins to reduce by 2% per month over approximately 30 months until reaching the Ultimate Amount
▪	Ultimate Amount equals $24,705 (27 years of credited service x 1.5% = 40.50%; Eligible for 40.50% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #4- “60 and 10” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 17 years
Employee continues to work at Delphi for another 2 years
60 & 10 Retirement
Retirement effective 7/1/2010 with 19 years of credited service
Age 60 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)
▪	Upon attainment of age 65 in 2015, the $61,000 amount begins to reduce by 2% per month over approximately 36 months until reaching the Ultimate Amount
▪	Ultimate Amount equals $17,385 (19 years of credited service x 1.5% = 28.50%; Eligible for 28.50% of the $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #5- 30 Years of Service
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Age 58 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze
Date
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 22 years of credited service. As such, this employee is not eligible for Basic Life coverage from GM in retirement.

Example #6- “30 and Out” Retirement within 7 years of the Effective Date and
Employee’s Wage Reduced Prior to the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 1/1/2008
Employee’s Credited Service as of 12/31/2007 = 26.5 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 1/1/2015 with 33.5 years of credited service
Age 58 at retirement
Employee’s Wage as of 9/30/2007 is $26.85/hr
Employee’s Wage reduced to $10.00/hr on 10/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)
▪	Upon attainment of age 65 in 2022, the $61,000 amount begins to reduce by 2% per month over approximately 25 months until reaching the Ultimate Amount
▪	Ultimate Amount equals $30,653 (33.5 years of credited service x 1.5% = 50.25%; Eligible for 50.25% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
Pension Examples – August 8, 2007
In no event shall any employee be credited with more than one year of credited service in any calendar year between the Delphi Hourly-Rate Employees Pension Plan and any credited service provided under the Benefit Guarantee.
Example #1- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date, Retires With More Than 30 Years of Credited Service and Becomes Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 33.5 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .752 (due to age reduction)	=	$1,024.30
Early Retirement Supplement:		$1,995.70

		$3,020.00

GM Share:		$0

Total to Retiree:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5	=	$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7	=	$359.80

Total to Retiree:		$1,721.90

Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #2- Employee Has At Least 30 Years of Credited Service as of Delphi Plan Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 30 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 37 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 30 = $1,542 x .752 (due to age reduction)	=	$1,159.58
Early Retirement Supplement:		$1,860.42

		$3,020.00

GM Share:		$0

Total to Retiree:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 30	=	$1,542.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7	=	$359.80

Total to Retiree:		$1,901.80
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was already retirement eligible as of the Effective Date.

Example #3A- Employee Has 15 Years of Credited Service as of Delphi Plan Freeze Date & Retires with 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Single – Age 58 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 = $771 x .752 (due to age reduction)	=	$579.79
Early Retirement Supplement:		$2,440.21

		$3,020.00

GM Share:		$0

Total:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15	=	$771.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 7 x .79 (due to age reduction)	=	$284.24

(Note: A deferred vested age reduction factor is applied to the benefit, since the employee is age 58 at the time of retirement but only had 22 years of credited service as of the 7 year anniversary of the Freeze Date. Employee is not considered retirement eligible by GM. The age reduction factor that is applied is based on commencing the deferred vested pension benefit at age 62 and one month versus age 65).

Total:		$1,055.24
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 22 years of credited service.

Example #3B- Employee Has 15 Years of Credited Service as of Delphi Plan Freeze Date & Retires with 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Single – Age 60 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 = $771 x .867 (due to age reduction)	=	$668.46
Early Retirement Supplement:		$2,351.54

		$3,020.00

GM Share:		$0

Total:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15	=	$771.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 x .867 (due to age reduction)	=	$311.95

(Note: Since the employee was age 60 at the time of retirement and had 22 years of credited service as of the 7 year anniversary of the Freeze Date, GM recognizes this is a 60 & 10 retirement for pension purposes. Since the employee does not have 85 points, an age reduction factor is applied to the GM portion of the Basic Benefit).

Total:		$1,082.95
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 52 with 22 years of credited service.

Example #3C- Employee Has 20 Years of Credited Service as of Delphi Plan Freeze Date & Retires with at least 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 35 years of service
Single – Age 58 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 = $1,028 x .752 (due to age reduction)	=	$773.06
Early Retirement Supplement:		$2,246.94

		$3,020.00

GM Share:		$0

Total:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20	=	$1,028.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7	=	$359.80

(Note: No age reduction factor is applied to the benefit since the employee is age 58 at the time of retirement and had 27 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total:		$1,387.80
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 27 years of credited service.

Example #3D- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date, Retires With At Least 30 Years of Service and Becomes Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 22.5 years
Employee continues to work at Delphi for another 9 years
30&Out Retirement
Retirement effective 7/1/2016 with 31.5 years of service
Single – Age 58 at retirement
Employee had a total of 29.5 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 22.5 = $1,156.50 x .752 (due to age reduction)	=	$869.69
Early Retirement Supplement:		$2,150.31

		$3,020.00

GM Share:		$0

Total:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 22.5	=	$1,156.50
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7	=	$359.80

(Note: No age reduction factor is applied to the benefit, since the employee is age 58 at the time of retirement and had 29.5 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total:		$1,516.30
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 56 with 29.5 years of credited service. Employee attained 85 Points.

Example #4- Employee Retires Under an 85 Point Retirement
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 = $1,233.60 x .752 (due to age reduction)	=	$927.67
Interim Supplement: $36.60 x 24	=	$878.40

		$1,806.07

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 = $154.20 x .752 (due to age reduction)	=	$115.96
Interim Supplement: $36.60 x 3	=	$109.80

		$225.76

Total to Retiree:		$2,031.83
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24	=	$1,233.60

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3	=	$154.20

Total to Retiree:		$1,387.80
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #5- Any Delphi SAP Participant
GM is not responsible for any portion of the pension benefit. 100% paid by Delphi.
Note: This example retiree would be eligible for OPEB in retirement from GM.

Example #6- Employee Retires Under a 60 & 10 Retirement
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 18.5 years
Employee continues to work at Delphi another 6 months
60 & 10 Retirement
Retirement effective 1/1/2008 with 19 years of credited service
Single – Age 60 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 18.5 = $950.90 x .867 (due to age reduction)	=	$824.43
Interim Supplement: $47.30 x 18.5	=	$875.05

		$1,699.48

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 0.5 = $25.70 x .867 (due to age reduction)	=	$22.28
Interim Supplement: $47.30 x 0.5	=	$23.65

		$45.93

Total to Retiree:		$1,745.41
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 18.5 x .867 (due to age reduction)	=	$824.43

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 0.5 x .867 (due to age reduction)	=	$22.28

Total to Retiree:		$846.71
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #7- Employee Has 15 Years of Credited Service as of the Delphi Plan Freeze Date & Quits 3 Years Later
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 3 years
Employee quits Delphi
Single – Age 48 at time of termination
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable at Age 65 (Note: Benefit will be reduced for age if commenced prior to age 65):

Delphi Share:
Deferred Vested Basic Benefit: $51.40 x 15	=	$771.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 3	=	$154.20

Total:		$925.20
Note: This example employee would not be eligible for OPEB in retirement from GM.

Example #8- Employee Has 10 Years of Credited Service as of Delphi Plan Freeze Date, Works An Additional 1.5 Years at Delphi, Is Then Placed On Lay-off Status at Delphi & Then Breaks Time for Time
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 10 years
Employee continues to work at Delphi for another 1.5 years and is then put on lay-off status as of 1/1/2009
Employee eventually breaks time-for-time – Age 48 at time of break
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable at Age 65 (Note: Benefit will be reduced for age if commenced prior to age 65):

Delphi Share:
Deferred Vested Basic Benefit: $51.40 x 10	=	$514.00
GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 3.4	=	$174.76

Total:		$688.76
Note: This example employee would not be eligible for OPEB in retirement from GM.

Example #9- Employee Continues to Work at Delphi & Retires With 30 Years of Credited Service- 70% Rule Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee works 6 more years at Delphi after the Freeze
Maximum base hourly rate for job classification as of 6/30/2007 is $25.00/hr
Supplemental Employee Group B maximum base hourly rate of $16.50/hr on 7-1-2007 and at date of retirement (example assumes no future increases)
Benefit Class Code A prior to wage reduction and at time of retirement
30&Out Retirement
Retirement effective 7/1/2013 with 30 years of credited service
Single – Age 58 at retirement
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
70% Rule Calculation

$25.00 x 173 1/3 = $4,333.33 x 70% = $3,033.33	=	< No Adj.>

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $50.90 x 24 years x .752 (due to age reduction)	=	$918.64
Early Retirement Supplement:	=	$2,101.36

		$3,020.00
GM Share:		$0

Total to Retiree:		$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $50.90 x 24	=	$1,221.60

GM Share: (BG Credited Service)
Basic Benefit: $50.90 x 6	=	$305.40

Total to Retiree:		$1,527.00
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #10- Employee Retires At Age 64- Benefit Class Code Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee works 4 more years at Delphi after the Freeze
Maximum base hourly rate for job classification as of 6/30/2007 is $27.00/hr
Supplemental Employee Group B maximum base hourly rate of $16.50/hr on 7-1-2007 and at date of retirement (example assumes no future increases)
Benefit Class Code B prior to wage reduction; Benefit Class Code B at time of retirement
Voluntary Retirement- Age 60 to 64
Retirement effective 7/1/2011 with 28 years of credited service
Single – Age 64 at retirement
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable:

Delphi Share:
Basic Benefit: $51.15 x 24	=	$1,227.60
(Years of credited service accrued prior to wage reduction based on Benefit Class Code B)

GM Share: (BG Credited Service)
Basic Benefit: $51.15 x 4	=	$204.60

(Years of credited service accrued after wage reduction based on Benefit Class Code B)

Total To Retiree:		$1,432.20
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was already retirement eligible as of the Effective Date.

Example #11- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date and the Plant is Divested in the Future
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 2.5 years and then the plant is sold effective 1/1/2010
At the time of the divestiture, the employee has 29 years of credited service
Employee works for the New Company for an additional 2 years and then retires
Example assumes that the Delphi Hourly-Rate Employees Pension Plan IS AMENDED to treat employees at the New Company as active participants for all purposes, other than future benefit accruals based on additional credited service, for all periods of time on or after the Freeze Date and prior to retirement or separation from service from Delphi or any Delphi operation divested after October 8, 2005.
30&Out Retirement
Retirement effective 1/1/2012 with 31 years of total eligibility service
Single – Age 55 at time of retirement (age 53 at time of divestiture)
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
[Example also assumes that the New Company offers a new Defined Benefit (DB) Pension Plan. The value of the monthly annuity accrued under the new DB plan for the two years that this employee works at the New Company is assumed to be $100 per month in this example.] An alternative approach is under review by the parties.
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .579 (due to age reduction)	=	$788.66
Early Retirement Supplement		$2,231.34

		$3,020.00	(1)
[Less New Company’s DB Plan		($100.00	)(2)]

An alternative approach is under review by the parties.

Monthly Benefit Payable	=	$2,920.00

GM Share:		$0

New Company Share:
Monthly Benefit Payable	=	$100.00

Total to Retiree:		$3,020.00

(1)	Since this example assumes that the Delphi Hourly-Rate Employees Pension Plan IS AMENDED as noted, this example retiree is eligible for a 30&Out Retirement under the Delphi pension plan based on 31 years of total eligibility service. Prior to attaining age 62 and one month, Delphi is responsible for paying a Basic Benefit based on the years of credited service accrued as of the

Freeze Date, which is 26.5 years, and the full Early Retirement Supplement. Since the Delphi pension plan recognizes the service at the New Company for retirement eligibility purposes, so will GM as it relates to the credited service accrued under the Benefit Guarantee as depicted below.

[(2)	Delphi shall also be entitled to offset from any Supplement paid prior to age 62 and one month, the full value of any benefits applicable to an employee covered under a successor company (including any Delphi operation divested after October 8, 2005) defined benefit or defined contribution pension plan, regardless of when payable, other than those benefits solely attributable to employee contributions.] An alternative approach is under review by the parties.
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 4.5 =	$231.30
[Less New Company’s DB Plan	($100.00)] An alternative approach is under review by the parties.,
Monthly Benefit Payable =	$131.30	(1) (3)

New Company Share:
Monthly Benefit Payable =	$100.00

Total to Retiree:	$1,593.40

[(3)	GM shall also be entitled to offset from any obligation under the Benefit Guarantee the full value of any benefits applicable to a Covered Employee under a Delphi or successor company (including any Delphi operation divested after October 8, 2005) defined benefit or defined contribution pension plan, regardless of when payable, other than those benefits solely attributable to employee contributions. Furthermore, GM’s obligations to provide a particular benefit under the Benefit Guarantee will not apply to the extent Delphi or a successor company carves out any Covered Employee from all or part of any Delphi or successor company (including any Delphi operation divested after October 8, 2005) benefits provided to non-Covered Employees.] An alternative approach is under review by the parties.
Note: Since Delphi is recognizing the service accrued at the New Company for retirement eligibility purposes and this employee reached retirement eligibility within 7 years of the Effective Date, this example retiree is eligible for OPEB in retirement from GM.
[GM shall also be entitled to offset from any obligation under the Benefit Guarantee the full value of any benefits applicable to a Covered Employee under a Delphi or successor company (including any Delphi operation divested after October 8, 2005) post-retirement health care or life insurance plan, regardless of when payable, other than those benefits solely attributable to employee contributions. Furthermore, GM’s obligations to provide a particular benefit under the Benefit Guarantee will not apply to the extent Delphi or a successor company (including any Delphi operation divested after October 8, 2005) carves out any Covered Employee from all or part of any Delphi or successor company benefits provided to non-Covered Employees.] An alternative approach is under review by the parties.

Example #12- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date and the Plant is Closed in the Future
Assume Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 2.5 years and then the plant is permanently closed effective 1/1/2010
At the time of the closure, the employee has 29 years of credited service
This example assumes that the employee is placed on lay-off status after the plant closure. After being on lay-off status for 3 years, the employee elects to retire.
30&Out Retirement
Retirement is effective 1/1/2013 with 30.9 years of credited service. Under the Delphi pension plan, the employee is entitled to receive up to 1.9 years of credited service while on lay-off status.
Single – Age 55 at retirement (age 52 at time of plant closure)
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .579 (due to age reduction) =	$788.66
Early Retirement Supplement:	$2,231,34

$3,020.00

GM Share:	$0

Total to Retiree:	$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 4.4 =	$226.16

Total to Retiree:	$1,588.26
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #13- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date & Retires With More Than 30 Years of Credited Service- Surviving Spouse Coverage Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 6.5 years
30&Out Retirement
Retirement effective 1/1/2014 with 33 years of credited service
Age 58 at retirement
Married at retirement- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .752 (due to age reduction) =	$1,024.30
Early Retirement Supplement:	$1,995.70

$3,020.00

Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	($68.11)

Monthly Amount Payable:	$2,951.89

GM Share:	$0

Total to Retiree:	$2,951.89
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	($68.11)

Monthly Amount Payable:	$1,293.99

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6.5 =	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	($16.71)

Monthly Amount Payable:	$317.39

Total to Retiree:	$1,611.38

Note: The GM HRP is owed for the cost of the surviving spouse coverage for those months between retirement and attaining age 62 and one month. Even though a Basic Benefit was not being paid by GM during these months, the surviving spouse coverage has been in place since date of retirement and would have been invoked if the retiree died prior to attaining age 62 and one month.
Calculation of the Cost of the GM Surviving Spouse Coverage for the period 1/1/2014 through 1/1/2018:

Monthly Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =		$16.71 per month
Times the number of months	x	49 months

Total Cost That Retiree Owes GM:		$818.79
The parties will discuss administrative procedures to collect the $818.79 that is owed to the GM HRP for the cost of the surviving spouse coverage.
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Continuation of Example #13: Instead of the Retiree Living to at Least Age 62 and One Month, the Following Assumes that the Retiree Dies At Age 60- Calculation of Surviving Spouse Benefit
Calculation of Benefit to Surviving Spouse:
Total Benefit Payable the Month Following the Date of Death- Effective 2/1/2016:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	($68.11)

Monthly Amount Payable to Retiree:	$1,293.99

Monthly Amount Payable to Surviving Spouse: $1,293.99 x 0.65 =	$841.09

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6.5 =	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	($16.71)

Monthly Amount Payable to Retiree:	$317.39

Monthly Amount Payable to Surviving Spouse: $317.39 x 0.65 =	$206.30

Total to Surviving Spouse:	$1,047.39
Note: The GM HRP is owed for the cost of the surviving spouse coverage for those months between the retiree’s date of retirement and the retiree’s date of death. Even though a Basic Benefit was not being paid by GM during these months, the surviving spouse coverage has been in place since date of retirement.
Calculation of the Cost of the GM Surviving Spouse Coverage for the period 1/1/2014 through 1/1/2016:

Monthly Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =		$16.71 per month
Times the number of months	x	25 months

Total Cost That Surviving Spouse Owes GM:		$417.75
The parties will discuss administrative procedures to collect the $417.75 that is owed to the GM HRP for the cost of the surviving spouse coverage.
Note: This example surviving spouse continues to be eligible for health care from GM after the retiree’s death.

Example #14- Employee Retires Under an 85 Point Retirement- Surviving Spouse Coverage Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Age 58 at retirement
Married at retirement- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 = $1,233.60 x .752 (due to age reduction) =	$927.67
Interim Supplement: $36.60 x 24 =	$878.40

$1,806.07
Less Cost of Surviving Spouse Coverage: $51.40 x 24 = $1,233.60 x 0.05 =	($61.68)

Monthly Amount Payable:	$1,744.39

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 = $154.20 x .752 (due to age reduction) =	$115.96
Interim Supplement: $36.60 x 3 =	$109.80

$225.76

Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05 =	($7.71)

Monthly Amount Payable:	$218.05

Total to Retiree:	$1,962.44
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 =	$1,233.60
Less Cost of Surviving Spouse Coverage: $51.40 x 24 = $1,233.60 x 0.05 =	($61.68)

Monthly Amount Payable:	$1,171.92

GM Share:(BG Credited Service)
Basic Benefit: $51.40 x 3 =	$154.20
Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05 =	($7.71)

Monthly Amount Payable:	$146.49

Total to Retiree:	$1,318.41
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Continuation of Example #14: Instead of the Retiree Living to at Least Age 62 and One Month, the Following Assumes that the Retiree Dies At Age 60- Calculation of Surviving Spouse Benefit
Calculation of Benefit to Surviving Spouse:
Total Benefit Payable the Month Following the Date of Death- Effective 8/1/2012:

Delphi Share:
Basic Benefit: $51.40 x 24 =	$1,233.60
Less Cost of Surviving Spouse Coverage: $51.40 x 24 = $1,233.60 x 0.05 =	($61.68)

Monthly Amount Payable to Retiree:	$1,171.92

Monthly Amount Payable to Surviving Spouse: $1,171.92 x 0.65 =	$761.75

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 =	$154.20
Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05 =	($7.71)

Monthly Amount Payable to Retiree:	$146.49

Monthly Amount Payable to Surviving Spouse: $146.49 x 0.65 =	$95.22

Total to Surviving Spouse:	$856.97
Note: This example surviving spouse continues to be eligible for health care from GM after the retiree’s death.

Example #15- Employee Retires Under a T&PD Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 25 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Both Delphi and GM- Denied SSDIB
Retirement effective 7/1/2013 with 31 years of service
Single – Age 59 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Note: As stated in the 2003 Hourly-Rate Employees Pension Plan, a maximum of 30 years of credited service is used to calculate the Temporary Benefit
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 25 =	$1,285.00
Temporary Benefit: $49.80 x 25 =	$1,245.00

$2,530.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40
Temporary Benefit: $49.80 x 5 =	$249.00

$557.40

Total to Retiree:	$3,087.40
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 25 =	$1,285.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40

Total to Retiree:	$1,593.40
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee retired T&PD, which was approved by GM, within 7 years of the Effective Date.

Example #16- Employee Retires Under a T&PD Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Both Delphi and GM — Denied SSDIB
Retirement effective 7/1/2013 with 21 years of credited service
Single – Age 49 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00
Temporary Benefit: $49.80 x 15 =	$747.00

$1,518.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40
Temporary Benefit: $49.80 x 6 =	$298.80

$607.20

Total to Retiree:	$2,125.20
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40

Total to Retiree:	$1,079.40
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee retired T&PD, which was approved by GM, within 7 years of the Effective Date.

Example #17- Employee Retires Under a T&PD Retirement After the 7 Year Anniversary of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 8 years
T&PD Retirement Approved by Delphi- Denied SSDIB
Retirement effective 7/1/2015 with 28 years of service
Single – Age 55 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 =	$1,028.00
Temporary Benefit: $49.80 x 20 =	$996.00

$2,024.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 7 x .428 (due to age reduction) =	$153.99

(Note: GM does not recognize as a T&PD retirement, since it was effective after the 7 year anniversary of the Freeze Date. GM only recognizes those T&PD retirements, which are approved by both Delphi and GM within 7 years of the Freeze Date.

A deferred vested age reduction factor is applied to the benefit, since the employee is age 55 at the time of retirement and only had 27 years of credited service as of the 7 year anniversary of the Freeze Date. Employee is not considered retirement eligible by GM. The age reduction factor that Is applied is based on commencing the deferred vested pension benefit at age 55 versus age 65).

Total to Retiree:	$2,177.99
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 =	$1,028.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 7 x .428 (due to age reduction) =	$153.99

Total to Retiree:	$1,181.99
Note: This example retiree would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 54 with 27 years of credited service. Additionally, the employee is not a T&PD retirement approved by GM within 7 years of the Effective Date.

Example #18- Employee Approved for T&PD Retirement From Delphi But T&PD Is Not Approved By GM
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Delphi But Denied by GM — Also Denied SSDIB
Retirement effective 7/1/2013 with 21 years of credited service
Single – Age 55 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00
Temporary Benefit: $49.80 x 15 =	$747.00

$1,518.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 6 x .428 (due to age reduction) =	$132.00

(Note: A deferred vested age reduction factor is applied to the benefit, since the employee is age 55 at the time of retirement and only had 21 years of credited service. Employee is not considered retirement eligible by GM. The age reduction factor that Is applied is based on commencing the deferred vested pension benefit at age 55 versus age 65).

Total to Retiree:	$1,650.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 6 x .428 (due to age reduction) =	$132.00

Total to Retiree:	$903.00
Note: This example retiree would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility. As of the date of retirement, employee was age 55 with 21 years of credited service. Additionally, the employee is not a T&PD retirement approved by GM.

Example #19- Employee Retires At Age 65 With Less Than 10 Years of Credited Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 8 years
Employee works 1 additional year at Delphi after the Freeze
Normal Retirement- Age 65
Retirement effective 7/1/2008 with 9 years of credited service
Single – Age 65 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable:

Delphi Share:
Basic Benefit: $51.40 x 8 =	$411.20

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 1 =	$51.40

Total To Retiree:	$462.60
Note: This example retiree would not be eligible for OPEB in retirement from GM, since the employee retired with less than 10 years of credited service.

Example #20- Employee Retires Under an 85 Point Retirement But Does Not Become Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 8 years
85 Point Retirement
Retirement effective 7/1/2015 with 28 years of service
Single – Age 58 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the FreezeDate
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 = $1,028.00 x .752 (due to age reduction)	=	$773.06
Interim Supplement: $36.60 x 20	=	$732.00

		$1,505.06

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 = $359.80 x .752 (due to age reduction)	=	$270.57
Interim Supplement: $36.60 x 7	=	$256.20

		$526.77
(Note: GM is responsible for a portion of the Interim Supplement since the employee is age 58 at the time of retirement and had 27 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total to Retiree:		$2,031.83
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20	=	$1,028.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7	=	$270.57

Total to Retiree:		$1,298.57
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 57 with 27 years of credited service.

Example #21- Death of a Delphi Employee
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 6.5 years and then dies while still employed
Date of death 1/1/2014 with 33 years of credited service
Employee deemed to be a 30 & Out Retirement as of the date of death
Age 58 on date of death
Married at least one year as of the date of death- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit to Surviving Spouse:

Delphi Share:
Basic Benefit: $51.40 x 26.5	=	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05	=	($68.11)

Monthly Amount Payable to Retiree:		$1,293.99

Monthly Amount Payable to Surviving Spouse: $1,293.99 x 0.65	=	$841.09

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6.5	=	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05	=	($16.71)

Monthly Amount Payable to Retiree:		$317.39

Monthly Amount Payable to Surviving Spouse: $317.39 x 0.65	=	$206.30

Total to Surviving Spouse:		$1,047.39
Note: This example surviving spouse would be eligible for health care from GM since the employee reached retirement eligibility within 7 years of the Effective Date. However, Delphi is responsible for the employee’s Basic life insurance benefit since he was still actively employed at the time of death.

Example #22- Death of a Pre-Retirement Leave Participant (PRP) under the SAP
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 27 years
Employee continues to be on the PRP leave for another 2 years and then dies before reaching 30 years of credited service
Date of death 7/1/2009 with 29 years of credited service
Age 55 on date of death
Employee is not retirement eligible as of the date of death
Married at least one year as of the date of death- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Delphi is responsible for the entire pension benefit payable to the surviving spouse, the Survivor Income Benefit Insurance (SIBI) benefit, and the Basic life insurance benefit since the employee was still considered employed.
Since this employee was not retirement eligible at the time of death, the surviving spouse would not be eligible for any post-retirement health care from GM.

Example #23 – Delphi Home Avenue Covered Employee Retires Under an MSR Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 12.5 years
Employee continues to work at Delphi Home Avenue plant for another 0.5 years and is then put on layoff status at Delphi Home Avenue plant as of 1/1/2008
Employee is age 44 at date of layoff and remains on layoff at Delphi Home Avenue plant
MSR Retirement
Retirement effective 1/1/2014 with 14.9 years of credited service
Single – Age 50 at retirement
Benefit Class Code C
Assumes the benefit levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 12.5 =	$642.50
Temporary Benefit: $49.80 x 12.5 =	$622.50

$1,265.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 2.4 =	$123.36
Temporary Benefit: $49.80 x 2.4 =	$119.52

$242.88

Total to Retiree:	$1,507.88
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 12.5 =	$642.50

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 2.4 =	$123.36

Total to Retiree:	$765.86
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was employed at Home Avenue and retired as an MSR within 7 years of the Effective Date.

USW Health Care Discussions
August 16, 2007
Proposed Resolution:
1.	Retiree Medical Plan Designs –
a.	Protected Retirees
i.	Increased Rx copays, as follows:
1.	Retail: $5 generic / $10 brand / $15 ED medications

2.	Mail Order: $10 generic / $15 brand / $18 ED medications

3.	No escalation on Rx copays through 2011
b.	General Retirees
i.	Cost Sharing, as outlined in Attachment 1
1.	Modified Plan Cost sharing to escalate at 7% annually
ii.	Catastrophic Plan, as outlined in Attachment 2
1.	Catastrophic Plan cost sharing escalation not to exceed 3% annually
2.	Attachment 1 – USW General Retirees will be subject to the plan design that corresponds with the year in which the modified plan is implemented; see Attachment 1.

3.	Attachment 2 – USW General Retirees will be subject to the Catastrophic Plan Design that is in place at the time of implementation; see Attachment 2.

4.	Administrative Changes – applicable to Actives, Protected Retirees and General Retirees as outlined in Attachment 3

5.	All changes for retirees who retired on or before 1/1/2000 to be effective the later of (i) January 1, 2008 1/1/08 or (ii) the approval by the Federal District Court of the changes applicable to Retirees. All changes for other retirees, including but not limited to “check the box” retirees, and other retirees who retired from Delphi to be effective as soon as administratively feasible but no later than January 1, 2008.

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Attachment 1: 2007 – 2011 General Retiree Cost Sharing
USW General Retiree Plan Design

Medical Escalation @	7.0%	7.0%	7.0%	7.0%

	2007		2008		2009		2010		2011
	$		$		$		$		$
Monthly Contributions **
Single		10		11		11		12		13
Family		21		22		24		26		28

Medical Plan
Deductible – Single		150		161		172		184		197
Deductible – Family		300		321		343		368		393
Coinsurance In Network		10%		10%		10%		10%		10%
Coinsurance Out Network		30%		30%		30%		30%		30%
MOOP Single (In Network)		250		268		286		306		328
MOOP Family (In Network)		500		535		572		613		655
MOOP Single (Out of Network)		500		535		572		613		655
MOOP Family (Out of Network)		1,000		1,070		1,145		1,225		1,311

E/R Copay**		50		54		57		61		66

Rx Escalation @				7.00%		7.00%		7.00%		7.00%

Rx Plan **
Generic – Retail		7		7		8		9		9
Brand – Retail		12		13		14		15		16
ED Meds – Retail		15		16		17		18		20
Generic – Mail		14		15		16		17		18
Brand – Mail		22		24		25		27		29
ED Meds – Mail		22		24		25		27		29

**	Not subject to deductible or out-of-pocket maximum

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Attachment 2: General Retiree Catastrophic Plan
This option will be a single catastrophic Traditional Care Network (TCN) plan offering which will consist, in general, of the following:
Eligibility: All General Retirees, are eligible to enroll in this Catastrophic Plan.
Initial and Ongoing Enrollment:
•	Defaults: General Retirees who fail to pay the monthly Contributions required under the Modified Plan by the Final Due Date will automatically default to the Catastrophic Plan.. A person who defaults into the Catastrophic Plan may disenroll from the Catastrophic Plan at any time. The effective date will be the first of the month following the election date. The third time a member defaults into the Catastrophic Plan, they are locked into that plan for a minimum of 12 months.

•	Voluntary Elections: General Retirees may voluntarily elect to enroll in this plan. General Retirees who are voluntarily enrolled in this catastrophic TCN Plan will be subject to the Rolling Enrollment rules.
Plan Design:
Monthly Contribution: $0

Deductible: $1,250 (single) and $2,500 (family)

Co-insurance: after deductible is met, 10% in-network and 30% out of network

Out-of-Pocket Maximums:	$2,500 (single) and $5,000 (family) in-network; $5,000 (single) and $10,000 (family) out-of-network
ER Co-Payment: $100 per visit, waived if admitted

Rx Co-payment Retail: $15 Generic, $35 Brand; $50 (Erectile Dysfunction medications)

Rx Co-Payment Mail Order: $30 Generic, $70 Brand; $100 (Erectile Dysfunction medications)
All dollar-denominated plan design items such as drug co-payments, deductibles and out-of-pocket maximums will increase annually a rate not to exceed 3%.

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Attachment 3: Administrative Changes
Coordination With Medicare
•	Coverage to Medicare B Benefit (regardless of Med B enrollment) and Medicare Part B Maximum Payment Provisions:
•	For Medicare eligible enrollees (regardless of whether or not they are enrolled in Medicare Part B), Program benefits will be limited to an amount equal to the secondary balance payment that would have been made on the basis that, on the date of services, the enrollee was enrolled in Medicare Part B and received services from a provider that participates in Medicare. In the event an enrollee receives services from a provider that does not accept assignment, the enrollee will be responsible for all fees charged above the Medicare allowed amount, unless the enrollee is in a situation in which the enrollee does not have the ability or control to select a provider that accepts Medicare assignment to perform the service. No enrollee payment over the Medicare allowed amount will count towards enrollee cost sharing maximums.

•	It is recognized that the above provisions will indirectly require Medicare eligible enrollees who delayed enrollment in Medicare B, to enroll upon the implementation date of this agreement. GM will send educational pieces 90-120 days prior to implementation, to those enrollees identified as eligible for Medicare, but not yet enrolled. Such delayed enrollment into Medicare Part B will result in penalties being applied by Medicare to the Part B monthly premiums. GM has agreed to work with Medicare to identify a way to eliminate penalties incurred. This may involve GM making a lump sum payment to Medicare; however, these discussions are not complete at this time. In the event GM and Medicare cannot reach agreement on eliminating the penalty, GM will establish a single nationwide Traditional Care Network (TCN) plan in which Medicare eligible enrollees who have elected to delay enrollment in Medicare Part B will be enrolled and this plan will not be subject to the provisions outlined in the first bullet above. Any enrollee in this group who later decides to enroll in Medicare Part B will be placed in a regular TCN plan and will be fully responsible for any and all penalties incurred at that time.
•	Coordination of Benefits for Medications covered under Medicare Part B:
•	The parties agree to encourage Medicare Part B enrollees to assign Medicare benefits to those pharmacies from which the enrollee receives medications that are covered under Medicare Part B. A program will be developed and implemented to educate enrollees about Medicare paying for certain medications and to encourage enrollees to use those pharmacies that have the capabilities to electronically bill Medicare and to assign Medicare benefits to such pharmacies in order for the Program to take advantage of Medicare paying primary on the claim. Further, the parties agree to monitor the improvement of electronic Medicare

4

billing capabilities across the pharmacy network. Upon mutual agreement, the parties may at a later date implement a mandatory program. At that point, enrollees who utilize pharmacies which do not have electronic claim submission capabilities with Medicare will be required to pay for the secondary balance of the claim at the point of sale and seek reimbursement via submission of a paper claim from the prescription drug carrier.
•	The provisions outlined above will not apply to Active enrollees eligible for Medicare as their primary coverage.

•	This entire Program Coordination related to Medicare Eligible Enrollees will be implemented as soon as practicable after approval of the agreement by the Federal District Court.
Hospital/Surgical/Medical Modifications – TCN and PPO, Unless Otherwise Specified
1.	“Cosmetic” Provisions — Eliminate coverage for inpatient and outpatient hospital services (e.g., room & board, lab, x-rays, etc.) provided in conjunction with non-covered “plastic, cosmetic and reconstructive” surgeries.
•	This entire Program Modification related to Modifying “Cosmetic” Provisions will be implemented as soon as practicable after approval of the agreement by the Federal District Court .
2.	Referral Process for the “Preferred Provider Organization” Option
•	Require prospective authorization of out-of-network referrals.

•	In the event a referral is not approved prior to a service being provided, the enrollee is responsible for the out-of-network co-insurance. Any amount charged over R&C does not count toward enrollee cost sharing maximums.

•	The parties agree not to promote further reductions in PPO networks as outlined in the Miscellaneous Letter (Preferred Provider Organization), but to support ongoing network improvements by the carriers as quality and performance evaluation tools continue to develop and are utilized to drive members to high performing providers, as mutually agreed upon.

•	This entire Program Modification related to Improving the Referral Process for the “Preferred Provider Organization” Option will be implemented as soon as practicable after the approval of the agreement by the Federal District Court.
3.	Hold Harmless – Except as otherwise provided in Section 4 of the Miscellaneous Letter entitled Understandings With Respect To Health Care-General, when an enrollee receives services from a physician who is not participating in Blue Cross Blue Shield (BCBS) or United Health Care (UHC) networks or from a facility not participating in a UHC network, the Program will be responsible to pay only up to the reasonable and customary

5

(R&C) level as determined by the carrier. The enrollee will be responsible for all fees charged above R&C, unless the enrollee is in a situation in which the enrollee does not have the ability or control to select a par provider to perform the service. Such amounts over R&C are considered “Other Amounts Not Covered” by the Health Care Program and therefore will be the responsibility of the enrollee and will not be applied towards enrollee cost-sharing.
•	This entire Program Modification Related to Modifying Hold Harmless will be implemented as soon as practicable after the approval of the agreement by the Federal District Court .

United Steelworkers (USW)	General Motors Corporation:

/s/ DEAN W. MUNGER

/s/ LEON P. CORNELIUS

/s/ RONNIE WARDRUP USW Local Union 87L

/s/ DENNIS A. BINGHAM

/s/ VIC ALEXANDER

/s/ DARRELL COLLINS

/s/ JOHNNY L. CARROLL

6

Attachment E	USW Vandalia Agreement

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)
Vandalia Agreement Paragraphs

Agreement [Introductory statement			x		Dates changed
Collective Bargaining Agreement	x
Introduction — Para. (1) -(1)(a)			x		Dates changed
Purpose of Agreement — Para. (1)(b)	x
Administration of Agreement — Review Procedures — Para. (1)©	x
Preface (2)			x		delete reference to GM
Recognition — Para. (3)	x
Bargaining Unit — Para. (3)(a) -(3)(d)			x		Delete reference to Core Group
Management’s Responsibility — Para. (4)	x
Union Security & Dues Check-Off — Para (5) — (5s)	x
Agreement of Indemnity — Para. (5)(t) — (5)(t)(3)	x
Representation — Para. (6) — (6)(n)	x
Shop Committee — Para. (7) — (7)(g)	x
Grievance Procedure — Para. (8) — (8)(g)(2)			x		GM reference
Seniority — Division I and Division II — Para. (9)	x
Seniority, Acquiring of — Para. (9) (b )- (9)(e)			x		GM Hiring, Temp hires
Listing of Work Groupings for Division I and Division II	x
Loss of Seniority — Para. (10) — (10(a)(3)	x
Loss of Seniority — Time-for-Time — Para. (10)(a)(4)	x
Loss of Seniority — Return From Leave — Para. (10)(a)(5))	x
Loss of Seniority — Retirement — Para. (10(a)(6)	x
Loss of Seniority — Transferred into Bargaining Unit — Para. (10)( (b)	x
Seniority List — Para. (10)(c	x
Transfers — Para. (11) — (11)(e)(2)	x
Rehiring and Layoff Procedures — Para. (12) — (12)(m)(2)			x		Changed by survival plan - Home group recall
Standard of Production — Para. (13)	x
Disciplinary Layoffs and Discharges — Para. (14)	x
Working Hours — Standard Work Week — Para (15)(a) — (15)(f)	x
Working Hours — Straight Time — Para. (15)(f)(1)	x
Working Hours — Time and One-Half — Para. (15)(f)(2)		x			Changed by survival plan
Working Hours — Double Time — Para. (15)(f)(3)		x			Changed by survival plan
Shift Assignments — Para. (16)	x
New Jobs — Para. (17)	x
Call-In Pay — Para. (18)	x				Changed by survival plan
Night Shift Premiums — Para (19)			x		Changed by survival plan - E-II employees
Strikes, Stoppages & Lockouts — Para. (20)			x		Delete GM reference
General Provisions — Supervisors Working — Para. (21) — (21)(a)(3)	x
General Provisions, Reports of Physical Exams — Para. (21(b)	x
General Provision, Pay Procedures — Para. (21©	x
Leaves of Absence, Definition & Eligibility — Para. (22) — (22)(b)	x
Leaves of Absence, Informal — Para. (22) c)	x
Leaves of Absence, Formal — Para. (22)(d)	x
Leaves of Absence, Education — Para. (22)(e)	x
Leaves of Absence, Military — Para. (22)(f)	x
Leaves of Absence, Return from Military — Para. (22)(g)	x
Leaves of Absence, Military Armed Forces Definition — Para. (22)(h)	x
Leaves of Absence, Elective Public Office — Para. (22)(i)	x
Leaves of Absence — Sick Leave — Para (22)(j)	x

Attachment E	USW Vandalia Agreement

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)
Leaves of Absence, Union Activity — Para. (22)(k)	x
Leaves of Absence, General Conditions — Para. (22)(l)	x
Miscellaneous Provisions — Bereavement Pay — Para. (22)(m)	x
Miscellaneous Provisions — Jury Duty — Para. (22)(n)	x
Miscellaneous Provisions — Short-term Military Duty Pay — Para. (22)(o))	x
Record of Available Hours — Para. (23)	x
Union Bulletin Boards — Para. (24)	x
x

Vandalia Agreement Appendices

Appendix A — Reinstatement of Seniority	x

Other Vandalia Agreement Provisions

Delphi Vandalia Operations Attendance Administration Program		x			Changed by survival plan
Supplemental Ecomomic Issues For Hourly Employees			x		Changed by survival plan
Hiring Rates / Wages Division I- Quality Operators			x		Changed by survival plan
Hiring Rates / Wages Division II — Skilled Trades			x		Changed by survival plan
I. Cost of Living Allowance (E-1 Employees)		x	x		Eliminated by MOU
A. Cost of Living Allowance Table		x	x		Eliminated by MOU
Cost of Living Allowance, Effective Dates		x	x		Eliminated by MOU
II. Performance Bonus		x	x		Changed by survival plan
A. Performance Bonus Payments		x	x		Changed by survival plan
B. Performance Bonus Payments — Retirement / Death		x	x		Changed by survival plan
III. Holidays
A. Recognized Holidays			x
B. Holidays, Eligibility			x		Christmas reference
IV. Hourly Rate Vacation Pay Plan			x
Vacation Entitlement — Eligibility (1) — (5)			x		Delete references to GM & Independence Week
Vacation Entitlement -Hours (6)			x		Changed by survival plan
Vacation Entitlement — Percentage of hours — (7)			x		Changed by survival plan
Vacation Entitlement — Payment & Other General Issues (8) — (17)	x
Vacation Time Off Procedure (19)	x
Independence Week Shutdown — (20)			x		Independence Week Pay & ATO eliminated
Plant Vacation Shutdown Week — (21)	x
Notifications of Operations to Run — (22)	x
Independence Week Pay and Additional Time Off — (20) — (26)		x	x		Independence Week Pay & ATO eliminated
Scheduling Vacation Time Off — (27) — (29)	x
Vacation Pay and Advance Vacation Pay — (30) — (31)	x
V. New Vehicle Purchase Program	x

Supplemental Agreements Attached as Exhibits
Supplemental Agreement — Pension Plan (Exhibit A)			X
Supplemental Agreement — Life & Disability Benefits Program (Exhibit B)			X
Supplemental Agreement — Health Care Insurance Program (Exhibit C)			X
Supplemental Agreement — Income Security Plan (Exhibit D)			X
Supplemental Agreement — GIS (Exhibit E)		X	X

Attachment E	USW Vandalia Agreement

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)
Supplemental Agreement — Profit Sharing Plan (Exhibit F)	X
Supplemental Agreement — Personal Savings Plan (Exhibit G)	X

Vandalia Agreement Documents

Doc. 1 - MOU — Health & Safety — Subjects			x		Delete Reference to Tuition Refund
Doc. 2 - MOU — Health and Safety			x		No joint funds
Doc. 3 - Ongoing Discussions	x
Doc. 4 - Committee Persons, Pay Procedue and Scheduling of Overtime	x
Doc. 5 -Co-Chairperson, Health and Safety & Benefit Representatives	x
Doc. 6 - Definition of Experimental and Developmental Work	x
Doc. 7 - Consideration of Utilization of Skilled Trades Employees		x			Chassis closing
Doc. 8 - Pay Shortages	x
Doc. 9 - Reduction of Delphi Interior SEL		x
Doc. 10 - Seniority, General Provisions	x
Doc. 11 -Clarification — Cessation Of Operation (original issue date 2/19/91)		x	x		Core group employees transferred to Home Avenue
Doc. 12 -Loss Of Seniority — Division II	x
Doc. 13 - Seniority Clarification			x		Delete Reference to JOBS Bank
Doc. 14 - Flow Of Seniority Employees	x
Doc. 15 - Commitment To DMS	x
Doc. 16 - Transfer Of Operations	x
Doc. 17 - Alternate Work Schedules	x
Doc. 18 - Employment Level		x			Job Security eliminated

Vandalia Agreement Memorandum of Understanding

MOU Re: Business Opportunity Committee		x

Vandalia Agreement Published Letters

Letter 1 - Ecomomic Provisions		x			Core group eliminated
Letter 2 - Tuition Refund		x			All forms of Tuition Assistance eliminated
Letter 3 - Policy Grievance	x
Letter 4 - Bereavement	x
Letter 5 - Deposed Committeeperson	x
Letter 6 - Future Representation	x
Letter 7 - Mandatory Overtime	x
Letter 8 - Discipline Procedure	x
Letter 9 - Helper Classification	x
Letter 10 - Core Group Training Fund		x			Training funds eliminated
Letter 11 - Vacation Entitlement After The Fact	x
Letter 12 - Attendance Guidelines		x			Changed by survival plan

1994 Local Negotiations

94-V-22 - Demand that cafeteria be open on all shifts	x
94-V-24 - Demand Interior Medical be open on all shifts	x

Attachment E	USW Vandalia Agreement

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)
Supplemental Agreement Covering Employee Benefits Plans & Programs for Hourly Employees Of Delphi Interior Division- Vandalia

Establishment fo Plans and Programs			x
Defined Contribution Plan			x
Life and Disability Benefits Program			x
Health Care Program			x
Types of Coverage			x
Inpatient Services			x
Inpatient Hospital Services			x
Outpatient Hospital or Alternate Facility Services			x
Mental Health and Substance Abuse Services			x
Supplemental Services			x
Income Security Plan			x
Profit Sharing Plan	x
Personal Savings Plan	x
Addendum:Benefits not covered revert to provisions of Main Ageement			x
Duration of Supplemental Agreement			x
MOU — Alternative Work Schedule Three Crew — Two Shift	x
Changes in 1998 Agreement U.S.W.A. and Delphi Interiors New Paragraphs		x
Signature Page			x

Survival Plan

MOU — Hourly Vacation Pay Plan Modifications			x
MOU — Voluntary Schedule for Over Time	x
MOU — Recall Of Laid Off Employees Who Are Laid Off After 1/3/05			x
MOU — New E-II Compensation Program Division I			x		Changed by MOU
MOU — New E-II Compensation Program Division II			x		Changed by MOU
MOU — Benefits / Hearing	x
MOU — Early Grievance Resolution	x
MOU - 30 Day Moratorium		x			Time specified elapsed
MOU — Paragraph (23) (1) (d)	x
MOU — Sick Leave Improvement Initiative		x			Time specified elapsed
MOU — Loss of Seniority -Division I and Division II	x
MOU — Parellel Discipline	x
MOU — Flexible Work Options	x
MOU — Tool Crib / Document Controllers	x
MOU — Uniforms	x
Unpublished Letter — Early Grievance Resolution		x			Time specified elapsed
MOU — Home Group Recall	x
MOU — Wage Modifications			x		Changed by MOU
MOU — Employee Breaks	x
MOU — Creform	x
MOU — Definition — No Fault Attendance Program	x
MOU — Division I Work Groups	x
Unpublished Memo — No Fault Attendance Program	x
MOU — No Fault Attendance Program and Work (40) Hours	x
MOU — Post Retirement Health Care			x

Attachment E	USW Vandalia Agreement

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)
MOU — Tool Crib / Document Controllers	x
MOU — No Fault Attendance Program	x
MOU — S & A and EDB Payments			x
MOU — Health Care in Retirement			x
MOU — Department 802 All Craft Group Leader Classification	x

Dean W. Munger
Executive Director
August 16, 2007
Mr. Dennis A. Bingham
President, USW – Local 87L
21 Abbey Avenue
Dayton, Ohio 45417
Dear Mr. Bingham,
Subject: Future Pension Enhancements
During recent discussions between GM, Delphi and USW — Local 87L in regard to the Delphi bankruptcy, USW — Local 87L expressed concern about future pension plan enhancements of USW — Local 87L GM retirees compared to other GM union retirees given that it no longer bargains with GM or represents GM active employees.
GM understands USW — Local 87L’s concerns and provides assurance that, in the future, in determining the level of GM pension benefits for those USW — Local 87L retirees and surviving spouses, who are considered GM retirees and surviving spouses and who have 100% of their credited service in the GM Hourly Rate Employee Pension Plan and are receiving 100% of their pension benefits from the GM Hourly Rate Employee Pension Plan, GM will take into account the level of GM Hourly Rate Employee Pension Plan benefits provided to comparable former GM employees that were represented by the UAW and are now considered GM retirees or surviving spouses and who are receiving 100% of their pension benefits from the GM Hourly Rate Employee Pension Plan. In this regard, GM will, when making enhancements, afford those USW — Local 87L retirees noted above the same level of enhancement that the comparably situated UAW retiree receives (for example adjustments given to a UAW member who was a 414(l) transfer would be provided for a USW retiree who was also a 414(l) transfer), provided, however, that if UAW pension enhancements are provided because of treatment of such retirees in regard to other post-retirement benefits such enhancements would not be translated unless the comparable USW retiree received similar treatment in the other post-retirement benefit. This is not intended to mean GM can reduce pension benefits already accrued by USW-Local 87L retirees at the time of the change.
Sincerely,
/s/ D.W. Munger (lpc)

Mail Code 482-C36-152	Telephone 313-665-1876	Fax 313-665-1943

Dean W. Munger
Executive Director
August 16, 2007
Mr. Dennis A. Bingham
President, USW – Local 87L
21 Abbey Avenue
Dayton, Ohio 45417
Dear Mr. Bingham,
Subject: Future Post-Retirement Health Care Coverage
During recent discussions between GM, Delphi and USW — Local 87L in regard to the Delphi bankruptcy, USW — Local 87L expressed concerns about the post-retirement health care coverage treatment of USW- Local 87L GM retirees after 2011 compared to other GM union retirees given that it no longer bargains with GM or represents GM active employees.
GM understands USW — Local 87L’s concerns and provides assurance that future changes to the post-retirement health care benefits for USW — Local 87L retirees and surviving spouses, who are considered GM retirees and surviving spouses and who have retired no later than the date determined in the USW-Local 87L — GM — Delphi Special Attrition Program dated August 16, 2007 (“USW Retirees”) will be based on changes to the post-retirement health care benefits for former GM employees who were represented by the UAW who are considered GM retirees or surviving spouses (“UAW Retirees”). Changes to the post-retirement healthcare benefits for USW Retirees will be proportional to the changes to those benefits for UAW Retirees based on the differences between the USW — Local 87L Plan Design Changes dated August 16, 2007 and the UAW Plan Design Settlement Agreement dated December 16, 2005.
Sincerely,
/s/ D.W. Munger (lpc)

Mail Code 482-C36-152	Telephone 313-665-1876	Fax 313-665-1943

Dean W. Munger
Executive Director
August 16, 2007
Mr. Dennis A. Bingham
President, USW — Local 87L
21 Abbey Avenue
Dayton, Ohio 45417
Dear Mr. Bingham,
Subject: Benefit Guarantee
In reference to our discussion yesterday, GM makes the following commitment to the USW:
USW represented Delphi employees who check the box and transition to GM in order to retire will receive the same treatment, relative to health care and pensions as provided in the Benefit Guarantee, as UAW represented Delphi employees who check the box and flow back to GM in order to retire.
Let me know if you have any questions.
Sincerely,
/s/ A. Schwartz (lpc)

Mail Code 482-C36-152	Telephone 313-665-1876	Fax 313-665-1943

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)
EXHIBIT 3 — USW

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
UNITED STEELWORKERS FIVE GATEWAY CENTER RM 807 PITTSBURGH, PA 15222	11535	07/27/2006	DELPHI CORPORATION (05-44481)